                            [LOGO] HEARTLAND FUNDS
                          ---------------------------
                          AMERCIA'S VALUE INVESTOR(R)


                            =======================

                                 Value Report

                                 June 30, 1999

                           Notes on value investing
                               for investors in
                                Heartland Funds

                            =======================

                              Semi-Annual Report
                                to Shareholders


                             Large Cap Value Fund

                              Mid Cap Value Fund

                                Value Plus Fund

                                  Value Fund

                                Government Fund

VALUE REPORT

The Value School is Accepting New Applications

[PHOTO OF WILLIAM J. NASGOVITZ APPEARS HERE]

Dear Fellow Investor,

At Heartland, value investing is our sole curriculum. As tenured professors in the value school, we continually lecture on the merits of this time-tested investment discipline. In recent years, many of our students have been asleep in their seats. They seem to have discredited the concept of value. Why buy cheap stocks when the expensive ones have been producing the best returns? We would respond by saying that buying stocks selling at a discount to their economic value not only makes much stronger academic sense, but over the long term has provided attractive returns for those students patient enough to stay the course.

During the second quarter 1999, the logic of momentum investing--paying absurd multiples for large cap growth stocks and absolutely ludicrous premiums for Internet start-ups--was finally challenged. The "new age" investment professors are disappearing, as are the profits from their "pay any price for growth" strategy. At the same time, value is being acknowledged in the market. Investors are gravitating to cyclical stocks and other traditional value sectors. Recent years' market laggards are now at the head of the performance class.

Will the value school continue to attract investors? We think so. Money follows returns. That's why value and growth take turns leading the market. Please see the following page for a historical look at these cycles. With the value sector gaining momentum and growth stocks running out of gas, value investing is bound to attract a bigger audience. Importantly, even after value's strong outperformance during the second quarter, value stocks are still cheap and growth stocks are still quite expensive based on historical yardsticks.

It is easy to lose sight of the merits of value investing during extended periods in which value underperforms. Investors' patience is tested and our enrollment dwindles. But, we always welcome serious investment students back. The Value School is now accepting new applications. We will continue to follow our value syllabus--Heartland's 10-Point Value Grids (see p. 13). We are confident this sound investment course will reward our shareholders with attractive long-term returns.

Sincerely,

/s/ William J. Nasgovitz
William J. Nasgovitz
President

                                                                    VALUE REPORT


Time For Investors to Anticipate a Change?

Note from the chart below that historically value and growth investment styles have rotated in performance leadership. The current period of underperformance for value investing has been long and deep.

          S&P Value Minus S&P Growth Over Rolling Three-Year Periods


                         [CHART SHOWING APPEARS HERE]


Based on the S&P 500/BARRA Value and Growth indexes, which divide the S&P 500 into a value index and a growth index based on price/book ratios. Each S&P company is included in either the growth or the value index. The two indexes have approximately the same market value and are rebalanced as needed. Past performance does not guarantee future results. The performance presented is not intended to be indicative of any Heartland fund or product. There can be no assurance that historical patterns will continue and if they did, how long they will continue.

                           Source: Standard & Poor's

VALUE REPORT

Heartland Large Cap Value Fund

[PHOTO OF JAMES P. HOLMES, CFA APPEARS HERE]
Portfolio Manager

"April was a breakout month for value stocks, and characteristic of past market turns, the cheapest of the cheap stocks -- what we call deep value -- performed the best."

Value stocks excelled in the second quarter of 1999. Most of the industry groups represented in our portfolio participated in the rally. Our healthcare investments performed particularly well as it became clear that additional cost cutting in federal insurance programs was not on the legislative docket. The still robust domestic economy helped severely depressed cyclical holdings post strong gains. Positions in energy, railroad and utilities companies also contributed to returns. Finally, the announced takeovers of Raychem by Tyco and YPF Sociedad by Repsol gave performance a big boost. Rising interest rates and declining bond portfolios restrained our insurance company investments.

Does the exceptional performance of value stocks this quarter signal a major change in a market that has favored growth stocks for nearly 5 years? April was a breakout month for value stocks, and characteristic of past market turns, the cheapest of the cheap stocks--what we call deep value--performed the best. Based on historic valuation criteria, growth stocks remain significantly overvalued and traditional value sectors are still quite cheap. This may set the stage for an extended period of outperformance by value stocks.

A Good Man (or Woman) is Hard to Find

Manpower, Inc. is exporting the temporary employee service business to Europe. Manpower's earnings stalled with its major push into these new markets. However, we believe the company is now ready to reap the rewards of its international expansion. New management is aggressively cutting costs overseas and at home, another catalyst for improving earnings. Over the next three to five years, we believe Manpower's earnings can grow at around 12% annually. If we are right, Manpower stock deserves much better than its current P/E of 12.

At June 30, 1999, the Fund held 15,000 shares of Raychem Corporation, 0 shares of YPF Sociedad Anonima (ADR), and 25,500 shares of Manpower, Inc., valued at $555,000, $0, and $576,938, respectively, and representing 5.7%, 0%, and 6.0%, respectively, of the Fund's net assets.

                                                                    VALUE REPORT


Heartland Large Cap Value Fund

This Fund seeks long-term capital appreciation through investing in large companies. It invests in companies with market capitalizations of over $1 billion selected on a value basis.

   AVERAGE ANNUAL TOTAL RETURNS/1/                                   Since inception
                                     YTD*            1-year            (10/11/96)
-------------------------------------------------------------------------------------
   Large Cap Value Fund              8.0%             3.9%                13.7%
-------------------------------------------------------------------------------------
   S&P 500 Index                    12.4             22.8                 30.6
-------------------------------------------------------------------------------------

*Not annualized.
 The S&P 500 Index is an unmanaged index of 500 stocks representing major U.S. industries.

FUND FACTS

Growth of $10,000                                            Fund vs. S&P 500/2/
    since inception (10/11/96)........  $  14,184/1/             Alpha......................  -0.59
Median market cap.....................  $     3.2 bil.           Beta.......................   0.68
Share price...........................  $   12.61                R-squared..................   0.51
Net assets............................  $     9.7 mil.       Number of holdings.............     24

COMPARATIVE VALUATIONS              Heartland Large Cap             S&P 500
                                        Value Fund                  Index/4/
-------------------------------------------------------------------------------------
     '99 Price/Earnings Ratio            15.1x/3/                   26.2x
-------------------------------------------------------------------------------------
     Price/Book Value Ratio               2.1x                       5.2x
-------------------------------------------------------------------------------------
     Price/Cash Flow Ratio                8.6x                      18.6x
-------------------------------------------------------------------------------------

TOP 10 HOLDINGS

Healthsouth Corporation.....................  6.5%               HON Industries, Inc.......................... 4.9%
Ryder System, Inc...........................  6.5                HCR Manor Care, Inc.......................... 4.9
Liz Claiborne, Inc..........................  6.2                Unicom Corporation........................... 4.8
Manpower, Inc...............................  6.0                Jefferson Smurfit Group PLC(ADR)............. 4.8
Raychem Corporation.........................  5.7                Union Pacific Corporation.................... 4.2

Past performance is no guarantee of future results.

All statistics are as of June 30, 1999.

/1/ Includes reinvestment of all dividends and capital gains distributions. Without fee waivers and expense reimbursement in effect, total returns would have been lower. /2/ Since the Fund commenced operations on 10/11/96, the measurements are based on weekly data, rather than monthly data, from inception through 6/30/99. Source: Heartland Advisors, Inc., with data on the relevant benchmark index from Russell Analytics. /3/ Excluding negative earnings. /4/
Sources: Russell Analytics, S&P Barra, and Heartland Advisors, Inc.

VALUE REPORT

Heartland Mid Cap Value Fund

[PHOTO OF MICHAEL A. BERRY, PH.D. APPEARS HERE]
Portfolio Manager

"We are seeing a clear rotation from growth to value across the market capitalization spectrum. We believe this rotation will accelerate as more air escapes from what is still an inflated growth stock bubble."

Mid cap value stocks performed exceptionally well in April and May, and preserved most of their gains during June's market slide. We are seeing a clear rotation from growth to value across the market capitalization spectrum. We believe this rotation will accelerate as more air escapes from what is still an inflated growth stock bubble.

Our oil service investments, notably drillers like McDermott International, Inc. and Santa Fe International Corp., were among our best performers, as day rates for rigs rebounded strongly from severely depressed levels. Positions in hard cyclicals in the papers, chemicals, cement and steel industries also performed well, with Wellman and Bowater being portfolio standouts. Our savings and loan holdings disappointed as interest rates drifted higher and the yield curve remained relatively flat. Our software investments stalled with major customers deferring new purchases until after the millennium.


Falling Through the Cracks

Texas Industries is a Dallas based cement and steel beam manufacturer that seems to have an identity problem on Wall Street. Since it isn't a pure play in either industry, analysts and institutional investors have been ignoring it. We are delighted to be able to take advantage of their oversight. Texas Industries has strong positions in its Texas/Oklahoma/Louisiana marketplace, and reasonably good profit margins, which should get better as revenues grow and pricing continues to firm. We are estimating 15% average annualized earnings growth over the next 3-5 years. The stock trades at just under 12 times our 1999 earnings forecasts. We believe investors will soon begin looking under the rug for undervalued cyclicals. When they do, they will find what we view as a great bargain in the form of Texas Industries.

At June 30, 1999, the Fund held 27,200 shares of McDermott International, Inc. 21,300 shares of Santa Fe International Corporation, 44,100 shares of Wellman, Inc., 10,400 shares of Bowater, Inc., and 7,400 shares of Texas Industries, Inc., valued at $768,400, $489,900, $702,844, $491,400, and $286,750,
respectively, and representing 3.5%, 2.3%, 3.2%, 2.2%, and 1.3%, respectively, of the Fund's net assets.

                                                                    VALUE REPORT


Heartland Mid Cap Value Fund

This Fund seeks long-term capital appreciation through investing in mid-sized companies. It invests in common stocks and other equity securities of companies with market capitalizations between $750 million and $5 billion selected on a value basis.

AVERAGE ANNUAL TOTAL RETURNS/1/                                             Since inception
                                        YTD*              1-year               (10/11/96)
----------------------------------------------------------------------------------------------
  Mid Cap Value Fund                   -3.6%              -18.6%                  5.7%
----------------------------------------------------------------------------------------------
  S&P Mid-Cap Index                     6.9                17.2                  23.6
----------------------------------------------------------------------------------------------

*Not annualized.
 The S&P Mid-Cap Index is an unmanaged index of 400 stocks generally considered representative of the mid-cap market.

FUND FACTS

Growth of $10,000                                                          Fund vs. S&P Mid-Cap Index/2/
   since inception (10/11/96).........................  $ 11,619/1/             Alpha......................................  -2.2
Median market cap.....................................  $    1.3 bil.           Beta.......................................  0.83
Share price...........................................  $  11.27                R-squared..................................  0.82
Net assets............................................  $   21.9 mil.      Number of holdings..............................    30

COMPARATIVE VALUATIONS                  Heartland Mid Cap              S&P Mid-Cap
                                           Value Fund                   Index/4/
----------------------------------------------------------------------------------------------
    '99 Price/Earnings Ratio                 17.9x3                      20.3x
----------------------------------------------------------------------------------------------
    Price/Book Value Ratio                    1.9x                        3.1x
----------------------------------------------------------------------------------------------
    Price/Cash Flow Ratio                    10.1x                       13.2x
----------------------------------------------------------------------------------------------

TOP 10 HOLDINGS

Sterling Software, Inc....................................  5.4%           Tesoro Petroleum Corporation...................  4.2%
Autodesk, Inc.............................................  5.2            Structural Dynamics Research Corp..............  4.1
Champion Enterprises, Inc.................................  4.9            Lennar Corporation.............................  3.9
ICN Pharmaceuticals, Inc..................................  4.8            Polaroid Corporation...........................  3.8
CKE Restaurants, Inc......................................  4.7            El Paso Electric Company.......................  3.7

All statistics are as of June 30, 1999.

/1/ Includes reinvestment of all dividends and capital gains distributions. Without fee waivers and expense reimbursement in effect, total returns would have been lower. /2/ Since the Fund commenced operations on 10/11/96, the measurements are based on weekly data, rather than monthly data, from inception through 6/30/99. Source: Heartland Advisors, Inc., with data on the relevant benchmark index from Russell Analytics. /3/ Excluding negative earnings. /4/
Sources: Russell Analytics, S&P Barra, and Heartland Advisors, Inc.

VALUE REPORT

Heartland Value Plus Fund

[PHOTO OF WILLIAM J. NASGOVITZ APPEARS HERE]
Portfolio Manager

[PHOTO OF PATRICK J. RETZER, CPA APPEARS HERE]
Portfolio Co-Manager

"Why pay big premiums for earnings or the prospect of future earnings, when you can get solid, real earnings at a discount?"

In the second quarter of 1999, the Fund was clicking on all cylinders, but our healthcare, financial services, cyclical, and consumer company investments provided the biggest boost. But our modest technology holdings disappointed and our fixed income and convertible bond positions ran into the headwind of rising interest rates.

The small cap rally is supported by strong fundamentals, very attractive valuations, and an apparent shift in investor sentiment from greed (growth at any price) to fear (oops, the S&P 500 is retreating and my internet stocks are freefalling). Or maybe it's just common sense returning to the market. Why pay big premiums for earnings, or the prospect of future earnings, when you can get solid, real earnings at a discount? Whatever the cause of the recovery, it appears that small cap value is back and we think this sector is poised for an extended period of outperformance.

Insteel We Trust

Insteel Industries, a manufacturer of concrete reinforcing products, industrial wire, nails and tire bead wire, is well along the road to recovery. After selling off underperforming assets and investing in new capacity, Insteel is once again profitable. The company should benefit from the new federal highway construction spending bill and the ramp up of its refurbished tire bead wire plant. First half earnings were impressive and second half earnings should be even better. Yet, Insteel trades at around book value, at just over seven times our 1999 earnings estimates, and yields nearly 3%. We think it's a great value, and in view of substantial share repurchases this year, management appears to agree.

At June 30, 1999, the Fund held 430,800 shares of Insteel Industries, Inc., valued at $3,877,200 and representing 2.4% of the Fund's net assets.

                                                                    VALUE REPORT


Heartland Value Plus Fund

This Fund seeks capital appreciation and current income. It invests primarily in income-producing equity securities of smaller companies, selected on a value basis. To further pursue its income objective, the Fund also invests in other securities, such as debt securities and cash equivalents. This approach involves investment risks in addition to those presented by investments in larger capitalization companies, including the potential for greater price volatility and lower market liquidity.

JUNE YIELD
------------------------------------------------------------------------------------
 Value Plus Fund                                                             2.8%
------------------------------------------------------------------------------------

SEC yield annualized for the 30 days ended 6/30/99.

AVERAGE ANNUAL TOTAL RETURNS/1/                                      Since inception
                                   YTD*       1-year        5-year      (10/26/93)
------------------------------------------------------------------------------------
 Value Plus Fund                   9.1%       -2.0%         15.8%          14.1%
------------------------------------------------------------------------------------
 Russell 2000                      9.3         1.5          15.4           12.4
------------------------------------------------------------------------------------

*Not annualized.
The Russell 2000 Index is an unmanaged index of stocks considered representative of the small cap market.

FUND FACTS

Growth of $10,000                                                          Fund vs. Russell 2000/2/
  since inception (10/26/93).......................   $ 21,165/1/               Alpha...................................     2.33
Median market cap..................................   $    133 mil.             Beta....................................     0.60
Share price........................................   $  14.73                  R-squared...............................     0.69
Net assets.........................................   $  160.2 mil.        Number of holdings...........................       54

COMPARATIVE VALUATIONS

                                     Heartland                   Russell
                                  Value Plus Fund                2000/4/
------------------------------------------------------------------------------------
   '99 Price/Earnings Ratio           17.0x/3/                   20.1x
------------------------------------------------------------------------------------
   Price/Book Value Ratio              1.3x                       2.4x
------------------------------------------------------------------------------------
   Price/Cash Flow Ratio               8.6x                      16.5x
------------------------------------------------------------------------------------

TOP 10 HOLDINGS

London Pacific Group Ltd. (ADR)...........................  7.2%           Lufkin Industries, Inc.........................   3.8
Southwestern Energy Corporation...........................  6.8            Hollinger International, Inc...................   3.7
ICN Pharmaceuticals, Inc................................... 5.6            Fleming Companies, Inc.........................   2.9
Oil-Dri Corporation.......................................  4.7            Flexsteel Industries, Inc......................   2.5
CKE Restaurants, Inc......................................  4.1            Storage Technology Corporation.................   2.5

All statistics are as of June 30, 1999.

/1/ Includes reinvestment of all dividends and capital gains distributions. /2/ Based on monthly data for the 3-year period ending 6/30/99. Source: Heartland Advisors, Inc., with data on the relevant benchmark index from Russell Analytics. /3/Excluding negative earnings. /4/ Sources: Russell Analytics, S&P Barra, and Heartland Advisors, Inc.

VALUE REPORT


Heartland Value Fund

[PHOTO OF WILLIAM J. NASGOVITZ APPEARS HERE]
Portfolio Co-Manager

[PHOTO OF ERIC J. MILLER, CMA APPEARS HERE]
Portfolio Co-Manager

"Washington appears to be listening both to industry lobbyists and individuals appalled by the uninsured costs of caring for their parents."

Investors rediscovered small cap value stocks in the second quarter of 1999. While almost every industry sector represented in the portfolio posted positive results, our investments in healthcare, cyclicals, and consumer stocks made the biggest performance contributions. The takeover of four portfolio companies also buoyed returns. Our utilities investments disappointed, finishing the quarter flat.

What's responsible for small cap value's resurrection? Investors began discovering some warts on overvalued large cap market darlings and their torrid love affair with internet stocks cooled considerably. At the same time, investors realized they could buy great small companies cheap. Will small cap value continue to excel? Fundamentals are in their favor and now that investors have had a taste of very good returns, we suspect they will develop a hearty appetite for small cap bargains.

Nursing Returns

Last year, the nursing home industry was devastated by major changes in Medicare reimbursement policies. Earnings plummeted and nursing home stocks nosedived. Leading nursing home companies have adjusted to the new rules and earnings are recovering. Additional help may come from an unlikely source--those same federal regulators that nearly destroyed them. Washington appears to be listening both to industry lobbyists and individuals appalled by the uninsured costs of caring for their parents.

Industry leader Beverly Enterprises has done a great job adjusting to the new rules. Earnings should recover in 1999 and trend significantly higher in 2000. The stock has performed well recently, but still trades at just 1.4 times book value and at only about 11 times our 1999 earnings estimates. We think it is still reasonably priced, and if Uncle Sam gives the industry a leg up, Beverly Enterprises could prove to be an exceptional bargain.

At June 30, 1999, the Fund held 2,000,000 shares of Beverly Enterprises, Inc., valued at $16,125,000 and representing 1.2% of the Fund's net assets.

                                                                    VALUE REPORT

Heartland Value Fund


This Fund seeks long-term capital appreciation through investing in small companies. It invests primarily in equity securities of companies with market capitalizations of less than $750 million selected on a value basis. While investing in small cap companies may offer greater return potential than investing in large companies, it also involves additional risks, including the potential for greater price volatility and lower market liquidity.

AVERAGE ANNUAL TOTAL RETURNS/1/

                                                                   Since
                                                                 inception
                          YTD*      1-year   5-year   10-year   (12/28/84)
---------------------------------------------------------------------------
  Value Fund              11.7%    - 4.8%     13.8%     14.6%       15.3%
---------------------------------------------------------------------------
  Russell 2000             9.3       1.5      15.4      12.4        13.0

*Not annualized.
 The Russell 2000 Index is an unmanaged index of stocks considered representative of the small cap market.

FUND FACTS

Growth of $10,000                                Fund vs. Russell 2000/2/
 since inception (12/28/84)... $79,035/1/          Alpha.................. -0.84
Median market cap............  $76 mil.            Beta ..................  0.80
Share price..................  $32.71              R-squared..............  0.83
Net assets...................  $1.3 bil.         Number of holdings.......   313

COMPARATIVE VALUATIONS                    Heartland         Russell
                                         Value Fund         2000/2/
---------------------------------------------------------------------------
     '99 Price/Earnings Ratio            16.2x/3/           20.1x
---------------------------------------------------------------------------
     Price/Book Value Ratio               1.9x              2.4x
---------------------------------------------------------------------------
     Price/Cash Flow Ratio                9.7x              16.5x
---------------------------------------------------------------------------

TOP 10 HOLDINGS

ICN Pharmaceuticals, Inc.............  5.8%  UniSource Energy Corporation......  1.4%
ShopKo Stores, Inc...................  1.8   Associated Banc-Corp..............  1.3
Interdigital Communications Corp.....  1.6   Beverly Enterprises, Inc..........  1.2
Tesoro Petroleum Corporation.........  1.5   Alpine Group, Inc.................  1.2
Presidential Life Corporation........  1.5   URS Corporation...................  1.1

All statistics are as of June 30, 1999.

/1/ Includes reinvestment of all dividends and capital gains distributions. /2/ Based on monthly data for the 3-year period ending 6/30/99. Source: Heartland Advisors, Inc., with data on the relevant benchmark index from Russell Analytics. /3/Excluding negative earnings. /4/ Sources: Russell Analytics, S&P Barra, and Heartland Advisors, Inc.

VALUE REPORT


Heartland Government Fund
(Formerly the Heartland U.S. Government Securities Fund)

[PHOTO OF PATRICK J. REIZER, CPA APPEARS HERE]
Portfolio Co-Manager

[PHOTO OF LAWRENCE J. PAVELEC, CFA APPEARS HERE]
Portfolio Co-Manager

"With inflation currently at 2.1% and the 10-year Treasury yielding almost 6%, we are clearly in the high end of the historical value range for bonds."

Prices Down, Value Up

In the second quarter of 1999, Treasury securities continued to retreat from last fall's highs. This is a reflection of three economic/market forces. First, the crisis that sent Treasuries skyrocketing in third quarter 1998--Asia, Russia, and the near collapse of Long Term Capital Management--have been resolved or stabilized. Secondly, due to firming commodities prices, inflation as measured by the Consumer Price Index, has risen from 1.7% at the beginning of the year to 2.1% at the close of the second quarter. Finally, the strong U.S. economy and high employment continue to raise fears of impending wage inflation.

Is there light at the end of this tunnel? Of course. We just aren't exactly sure when it will appear. However, historically, whenever the "real rate of return" on Treasuries (the spread between inflation and yields) has reached 3.5%-4%, it has usually been a good buying opportunity. With inflation currently at 2.1% and the 10-year Treasury yielding almost 6%, we are clearly in the high end of the historical value range for bonds.

In 1994, the worst bear market for bonds, the 10-year Treasury Bond yield rose by 57% from its low. We have already experienced a 43% increase in the 10-year Treasury yield from last fall's lows, leading us to the opinion that much of the risk is out of the market. If there is no change in interest rates, a 10-year Treasury would provide a 3% total return over the next six months. If interest rates increase by 25 basis points (0.25%), 10-year Treasuries would still provide a 1.3% six month total return. If interest rates drop 25 basis points, the return would be 4.6%. We think this represents a very favorable risk/reward posture for Treasuries.

                                                                    VALUE REPORT


Heartland Government Fund


This Fund seeks a high level of current income, liquidity, and safety of principal. It works to minimize credit risk by investing 80% of its total assets in securities issued or guaranteed by the U.S. Government or its agencies./1/ Although there are no duration restrictions for the Fund, it generally maintains an average portfolio duration of three to six years.

   JUNE YIELD........................................   6.0%/2/

SEC yield annualized for the 30 days ended 6/30/99.

AVERAGE ANNUAL TOTAL RETURNS/3/                                         Since
                                                                       inception
                                YTD*     1-year   5-year   10-year     (4/9/87)
----------------------------------------------------------------------------------
   Government
   Fund                         -2.6%     1.3%     6.7%      8.3%        8.0%
----------------------------------------------------------------------------------
   Lehman Intermediate
   Treasury Index               -0.5      4.5      6.9       7.5         7.5
----------------------------------------------------------------------------------
   Lipper General
   U.S Gov't Fund Index         -2.4      1.6      6.6       6.8         6.8
----------------------------------------------------------------------------------

*Not annualized.
 The Lehman Intermediate Treasury Index is an unmanaged index of all U.S. Treasury securities issued by the U.S. Government with maturities of greater than one year but less than ten years and at least $100 million in outstanding issuance. The Lipper General U.S. Government Fund Index is an equally weighted index of the performance of the 30 largest U.S. general government funds as tracked by Lipper Inc.

 FUND FACTS

 Growth of $10,000                                 Avg. weighted duration.................    4.4 yrs.
   since inception (4/9/87).....  $25,525/3/       Avg. weighted credit quality...........    Agency/1/
 Share price ...................  $  9.52          Dividends.......Declared daily, distributed monthly
 Net assets.....................  $  51.1 mil.     Sales commission.......................        None

 TOP 5 HOLDINGS                COUPON         MATURITY    % OF NET ASSETS

 FHLMC                         6.5%           5/15/25           9.7%
 FNMA TBA                      6.5%           5/15/29           9.4
 US Treasury Bond              7.875%         2/15/21           9.3
 FHLB                          5.77%          9/16/02           7.8
 Contimortgage HEL Trust       7.58%          8/15/28           6.0

 All statistics are as of June 30, 1999.

 /1/The Government guarantee of interest and principal payment applies only to the portfolio's underlying securities, not to the Fund's share price. /2/Without fee waivers in effect, the SEC yield would have been 5.5% and total returns would have been lower. /3/Includes reinvestment of all dividends and capital gains distributions.

VALUE REPORT

Definitions

PLEASE NOTE...

Defined below are the Alpha, Beta and R-Squared measurements presented for our equity funds. These definitions were provided by Russell Analytics, a division of the Frank Russell Company, highly regarded specialists in investment information and statistics. When calculating these measurements for each Heartland equity fund, we have substituted the Fund's benchmark index for a "market return" as indicated in the presentation for each fund.

Alpha. A measure of a portfolio's return in excess of the market return, both adjusted for risk. It is a measure of the manager's contribution to performance due to security selection. A positive Alpha indicates that the portfolio outperformed the market on a risk-adjusted basis, and a negative Alpha indicates the portfolio did worse than the market.

Beta. A measure of the sensitivity of a portfolio's rates of return against those of the market. A Beta greater than 1.00 indicates volatility greater than that of the market.

R-Squared. A measure that indicates the extent to which fluctuations in portfolio returns are correlated with those of the general market. An R-Squared of .75 indicates that 75% of the fluctuation in a portfolio's return is explained by the fluctuation of the market.

                                                                    VALUE REPORT

Our Value Criteria for Stock Selection


1 Low price/earnings multiple. Is the stock's price/earnings ratio less than the average in the marketplace? If so, and the stock is then "discovered" by Wall Street, the low P/E provides opportunity for a price increase. Also, if the market drops, low P/E stocks have less downside risk.

2 High cash flow. Does the company have high cash flow? Strong cash flow permits a company to finance expansion internally, repurchase shares or increase its dividends.

3 Positive earnings dynamics. Does the company have improving earnings or upwardly revised estimates? Heartland Advisors favors companies with prospects for improved earnings.

4 Discount to book value. Is the company selling at prices below its tangible book value? A company's book value -- assets minus liabilities -- gives an indication of what it would be worth if liquidated. Heartland Advisors likes to buy a stock for less than book value. Stocks that are very popular with investors may sell at five or more times book value.

5 Financial soundness. How much debt does a company have relative to its equity? Heartland Advisors prefers companies whose balance sheets have a ratio of debt to total capital of no more than 25%.

6 High insider ownership. Does management own a significant percentage of a company's stock, and are they buying shares? Executives who invest in their own companies usually have aligned their interests with those of other shareholders.

7 Capable management. Do the top decision-makers have a realistic vision for the company as well as a history of success and the drive to accomplish their goals? The ability of management and management's plans for the company's prosperity are of paramount importance.

8 Hidden assets. Does the company have undervalued assets? These may include understated natural resources, overfunded pension plans or fixed assets worth substantially more than their stated book value.

9 Positive technical analysis. How has the stock's price moved over time? Heartland Advisors prefers to buy stocks whose prices have experienced limited fluctuation over long periods.

10 Catalyst for recognition. Is there a factor that could potentially ignite market interest in the stock and close the gap between the stock's price and Heartland Advisors' assessment of its true value? Examples of a catalyst include a new product or technology, a large repurchase plan or merger activity.

VALUE REPORT

Heartland Value Research


The following studies were conducted by Heartland's research staff and are available to you upon request. Please call shareholder services at 1.800.432.7856.

#1  "THE CASE FOR LOW P/E AT MARKET TOPS"
     Michael A. Berry, Ph.D.

#2  "OVER TIME, THERE'S BEEN NOTHING LIKE VALUE"
     Michael A. Berry, Ph.D.

#3  "USING A MID-CAP VALUE STRATEGY TO HEDGE THE LARGE CAP/SMALL CAP CYCLE"
     Michael A. Berry, Ph.D.

#4  "WHY INTERMEDIATE MATURITIES?"
     Lawrence J. Pavelec, CFA / Patrick J. Retzer, CPA

#5  "A REVEALING LOOK AT PRICE-TO-BOOK"
     James P. Holmes, CFA

#6  "WHY GOVERNMENT BONDS?"
     Lawrence J. Pavelec, CFA / Patrick J. Retzer, CPA

#7  "VALUE INVESTING: COME RAIN OR COME SHINE"
     Michael A. Berry, Ph.D.

#8  "HEARTLAND SHORT DURATION HIGH-YIELD MUNICIPAL FUND: THE INVENTION OF A
     NEW SECTOR"
     Thomas J. Conlin, CFA / Greg D. Winston, CFA

                                                                    VALUE REPORT


                       Heartland's Risk/Return Spectrum

    [CHART SHOWING POTENTIAL RISK/RETURN OF HEARTLAND'S FUNDS APPEARS HERE]

In general, with mutual funds, as with other investments, the higher the risk, the greater the potential return over time. Each investor should choose an investment strategy that matches his or her particular investment goals. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. There is no assurance that the Firstar Money Market Fund will be able to maintain a stable net asset value of $1. Firstar Funds are not deposits or obligations of or guaranteed by Firstar Bank or its affiliates, nor are they insured by the FDIC, the U.S. Government or any governmental agency. For more complete information, including charges and expenses, call Heartland Advisors at 1-800-432-7856 for a prospectus. Read it carefully before you invest.

VALUE REPORT

[PHOTO APPEARS HERE]

Dear Investor

We are here to help you meet your investment needs.

If you have a question, please call Heartland Shareholder Services. We're confident you'll find our representatives knowledgeable and responsive.


                        1.800.HEARTLN(1.800.432.7856)
                           www.heartlandfunds.com

                   Financial Advisor Services: 1.800.442.6391

                           SCHEDULES OF INVESTMENTS
                           AND FINANCIAL STATEMENTS

                               Table of Contents
                         -----------------------------

  2     ...................................Large Cap Value Fund
  3     .....................................Mid Cap Value Fund
  4     ........................................Value Plus Fund
  6     .............................................Value Fund
 12     ........................................Government Fund
 14     ...................Statements of Assets and Liabilities
 16     ...............................Statements of Operations
 18     ..................................Statements of Changes
                                                  in Net Assets
 22     ...................................Financial Highlights
 26     ..........................Notes to Financial Statements

                        HEARTLAND LARGE CAP VALUE FUND
              SCHEDULE OF INVESTMENTS . June 30, 1999 (Unaudited)

---------------------------------------------------------------------------------------------------------------
                                                                                                    Percent of
COMMON STOCKS - 91.2%                            Shares       Industry                Value         Net Assets
---------------------------------------------------------------------------------------------------------------
Below Average Price/Earnings Ratio
American Financial Group, Inc.                     2,500  Insurance                $    85,156          0.9%
IMC Global, Inc.                                  21,000  Food & Agriculture           370,125          3.8
Jefferson Smurfit Group PLC(ADR)                  19,600  Containers                   461,825          4.8
Liz Claiborne, Inc.                               16,400  Apparel                      598,600          6.2
Owens Corning                                      8,200  Construction                 281,875          2.9
Ryder System, Inc.                                24,100  Trucking                     626,600          6.5
Tenet Healthcare Corporation (a)                  18,600  Drugs & Medicine             345,262          3.6
                                                                                   -----------        -----
                                                                                   $ 2,769,443         28.7%
Low Price to Book Value
Allmerica Financial Corporation                    3,255  Insurance                $   197,945          2.0%
Healthsouth Corporation (a)                       42,200  Drugs & Medicine             630,363          6.5
Petroleo Brasileiro S.A. (ADR)                    14,700  International Oil            227,391          2.4
St. Paul Companies, Inc.                           9,122  Insurance                    290,194          3.0
Toys "R" Us, Inc. (a)                             15,800  Retail                       326,862          3.4
Unicom Corporation                                12,000  Energy & Utilities           462,750          4.8
                                                                                   -----------        -----
                                                                                   $ 2,135,505         22.1%
Below Average Price/Cash Flow Ratio
Columbia/HCA Healthcare Corporation                8,400  Drugs & Medicine         $   191,625          2.0%
HCR Manor Care, Inc. (a)                          19,500  Drugs & Medicine             471,656          4.9
Manpower, Inc.                                    25,500  Business Services            576,938          6.0
Midamerican Energy Holdings Company                9,500  Energy & Utilities           328,938          3.4
Santa Fe Snyder Corporation (a)                   23,900  Domestic Oil                 182,237          1.9
                                                                                   -----------        -----
                                                                                   $ 1,751,394         18.2%
Special Situations
HON Industries, Inc.                              16,300  Producer Goods           $   475,756          4.9%
Household International, Inc.                      4,900  Miscellaneous Financial      232,137          2.4
Koninklijke (Royal) Philips Electronics NV         2,852  Electronics                  287,695          3.0
  (N.Y.Registered)
Louisiana-Pacific Corporation                      8,000  Paper & Forest Products      190,000          2.0
Raychem Corporation                               15,000  Consumer Durables            555,000          5.7
Union Pacific Corporation                          7,000  Railroads & Shipping         408,188          4.2
                                                                                   -----------        -----
                                                                                     2,148,776         22.2%
                                                                                   -----------
TOTAL COMMON STOCKS (Cost $8,205,157)                                              $ 8,805,118

----------------------------------------------------------------------------------------------------------------
                                                  Par                                            Percent of
SHORT-TERM INVESTMENTS - 8.8%                    Amount                               Value      Net Assets
----------------------------------------------------------------------------------------------------------------
VARIABLE RATE DEMAND NOTES (+) - 8.8%
American Family Mutual Insurance Co. 4.70%      $100,000                           $   100,000          1.0%
General Mills, Inc. 4.67%                        170,000                               170,000          1.8
Pitney Bowes Credit Corporation 4.67%             43,000                                43,000          0.4
Warner-Lambert Company 4.70%                     213,000                               213,000          2.2
Wisconsin Electric Power Company 4.70%           327,000                               327,000          3.4
                                                                                   -----------
TOTAL SHORT-TERM INVESTMENTS (Cost $853,000)                                       $   853,000

TOTAL INVESTMENTS (Cost $9,058,157).........................................       $ 9,658,118        100.0%
Liabilities, less cash and receivables......................................            (1,639)         0.0
                                                                                   -----------        -----
TOTAL NET ASSETS............................................................       $ 9,656,479        100.0%
                                                                                   ===========        =====

(a)  Non-income producing security.
(+) Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of June 30, 1999.

The accompanying Notes to Financial Statements are an integral part of this Schedule.

                         HEARTLAND MID CAP VALUE FUND
              SCHEDULE OF INVESTMENTS . June 30, 1999 (Unaudited)

-------------------------------------------------------------------------------------------------------------------
                                                                                                         Percent of
COMMON STOCKS - 100.2%                         Shares             Industry                Value          Net Assets
-------------------------------------------------------------------------------------------------------------------
Below Average Price/Earnings Ratio
Champion Enterprises, Inc.                      57,500  Construction                  $  1,070,938          4.9%
Commercial Federal Corporation                  27,650  Banks                              641,134          2.9
Lennar Corporation                              35,900  Construction                       861,600          3.9
LNR Property Corporation                        22,100  Real Property                      472,388          2.2
Prime Hospitality Corporation (a)               51,450  Travel & Recreation                617,400          2.8
Reliance Group Holdings, Inc.                   88,400  Insurance                          657,475          3.0
Santa Fe International Corporation              21,300  Domestic Oil                       489,900          2.3
                                                                                      ------------        -----
                                                                                      $  4,810,835         22.0%
Low Price to Book Value
Astoria Financial Corporation                   15,000  Miscellaneous Financial       $    659,063          3.0%
Bank United Corporation (Class A)               18,000  Miscellaneous Financial            723,375          3.3
Borders Group, Inc.                             32,000  Retail                             506,000          2.3
Bowater, Inc.                                   10,400  Paper & Forest Products            491,400          2.2
Data General Corporation (a)                    42,800  Business Machines                  623,275          2.9
Hollinger International, Inc.                   55,600  Media                              660,250          3.0
Modis Professional Services, Inc.               51,100  Business Services                  702,625          3.2
XL Capital Ltd. (Class A)                       11,400  Insurance                          644,100          3.0
                                                                                      ------------        -----
                                                                                      $  5,010,088         22.9%
Below Average Price/Cash Flow Ratio
CKE Restaurants, Inc.                           63,600  Non-Durables & Entertainment  $  1,033,500          4.7%
El Paso Electric Company (a)                    91,100  Energy & Utilities                 814,206          3.7
McDermott International, Inc.                   27,200  Construction                       768,400          3.5
Poco Petroleum Ltd. (b)                         68,000  International Oil                  553,148          2.6
Structural Dynamics Research Corporation        48,300  Business Services                  896,569          4.1
Tesoro Petroleum Corporation (a)                58,000  Domestic Oil                       924,375          4.2
Texas Industries, Inc.                           7,400  Steel                              286,750          1.3
Wellman, Inc.                                   44,100  Chemicals                          702,844          3.2
                                                                                      ------------        -----
                                                                                      $  5,979,792         27.3%
Special Situations
Autodesk, Inc.                                  38,200  Business Services             $  1,129,287          5.2%
ICN Pharmaceuticals, Inc.                       32,800  Drugs & Medicine                 1,055,750          4.8
Polaroid Corporation                            30,000  Optical Photo & Equipment          828,750          3.8
Premark International, Inc.                     19,200  Business Services                  720,000          3.3
Sterling Software, Inc. (a)                     44,400  Business Services                1,184,925          5.4
Storage Technology Corporation (a)              27,500  Business Machines                  625,625          2.9
Zale Corporation                                14,400  Retail                             576,000          2.6
                                                                                      ------------        -----
                                                                                         6,120,337         28.0%
                                                                                      ------------
TOTAL COMMON STOCKS (Cost $20,391,681)                                                $ 21,921,052

-------------------------------------------------------------------------------------------------------------------
                                                Par                                                    Percent of
SHORT-TERM INVESTMENT - 0.1%                   Amount                                     Value        Net Assets
-------------------------------------------------------------------------------------------------------------------
VARIABLE RATE DEMAND NOTE (+) - 0.1%
Warner-Lambert Company 4.70%                  $22,000                                 $     22,000          0.1%
                                                                                      ------------
TOTAL SHORT-TERM INVESTMENT (Cost $22,000)                                            $     22,000

TOTAL INVESTMENTS (Cost $20,413,681).........................................         $ 21,943,051        100.3%
Liabilities, less cash and receivables.......................................              (72,714)        (0.3)
                                                                                      ------------        -----
TOTAL NET ASSETS.............................................................         $ 21,870,337        100.0%
                                                                                      ============        =====

(a)  Non-income producing security.
(b)  Foreign-denominated security.
(+) Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rate changes periodically on specified dates. The rate listed is as of June 30, 1999.

The accompanying Notes to Financial Statements are an integral part of this Schedule.

                           HEARTLAND VALUE PLUS FUND
              SCHEDULE OF INVESTMENTS . June 30, 1999 (Unaudited)

-------------------------------------------------------------------------------------------------------------------
                                                                                                         Percent of
COMMON STOCKS - 93.3%                         Shares               Industry                Value         Net Assets
-------------------------------------------------------------------------------------------------------------------
Below Average Price/Earnings Ratio
Aceto Corporation                               150,000  Chemicals                      $  1,725,000         1.1%
Amcast Industrial Corporation                   150,000  Electronics                       2,446,875         1.5
Blimpie International, Inc.                     231,500  Non-Durables & Entertainment        636,625         0.4
Capital Transamerica Corporation                100,000  Insurance                         1,325,000         0.8
Chicago Title Corporation                       100,000  Insurance                         3,568,750         2.2
Cooker Restaurant Corporation (b)               600,000  Non-Durables & Entertainment      3,337,500         2.1
Decorator Industries, Inc. (b)                  349,600  Miscellaneous & Conglomerates     2,534,600         1.6
Frequency Electronics, Inc.                      77,000  Electronics                         635,250         0.4
GeoScience Corporation (a)                      394,000  Electronics                       2,807,250         1.8
Hanover Foods Corporation (Class A) (b)          50,500  Food & Agriculture                3,011,062         1.9
International Aluminum Company                  125,000  Producer Goods                    3,445,313         2.1
Lufkin Industries, Inc.                         303,400  Producer Goods                    6,068,000         3.8
Reliance Group Holdings, Inc.                   150,000  Insurance Property/Casualty       1,115,625         0.7
Selective Insurance Group, Inc.                 150,000  Insurance                         2,859,375         1.8
Siam Food Products Public Company
  Ltd. (b)(c)                                 1,419,400  Food & Agriculture                2,617,470         1.6
Tab Products Company (b)                        500,000  Producer Goods                    3,687,500         2.3
WPR Corporation (a)(b)                          400,000  Drugs & Medicine                  2,268,750         1.4
                                                                                        ------------       -----
                                                                                        $ 44,089,945        27.5%
Low Price to Book Value
Amada Sonoike Company Ltd. (c)                  200,000  Producer Goods                 $    613,785         0.4%
Bay View Capital Corporation                    176,400  Miscellaneous Financial           3,616,200         2.2
Chubu Suisan Company Ltd. (c)                   500,000  Miscellaneous & Conglomerates     1,934,579         1.2
Communications Systems, Inc.                    100,000  Telecommunications                1,237,500         0.8
Denkyosha Company (c)                           500,000  Electronics                       2,557,439         1.6
EMCInsurance Group, Inc.                        300,000  Insurance                         3,525,000         2.2
Foster (LB) Company (a)                         300,000  Producer Goods                    1,762,500         1.1
Insteel Industries, Inc. (b)                    430,800  Producer Goods                    3,877,200         2.4
Kennedy-Wilson, Inc. (a)                        250,000  Real Property                     2,234,375         1.4
London Pacific Group Ltd. (ADR)                 499,000  Insurance                        11,477,000         7.2
Northland Cranberries, Inc. (Class A)           400,000  Food & Agriculture                3,375,000         2.1
St. Laurent Paperboard, Inc.                    200,000  Paper & Forest Products           2,556,566         1.6
Yushiro Chemical Industry Company Ltd. (c)      463,000  Chemicals                         2,062,616         1.3
                                                                                        ------------       -----
                                                                                        $ 40,829,760        25.5%
Below Average Price/Cash Flow Ratio
Amcol International Corporation                 148,100  Energy & Raw Materials         $  2,128,938         1.3%
CKE Restaurants, Inc.                           400,000  Non-Durables & Entertainment      6,500,000         4.1
Fleming Companies, Inc.                         400,000  Food & Agriculture                4,650,000         2.9
FlexsteelIndustries, Inc.                       300,000  Consumer Durables                 3,993,750         2.5
Hollinger International, Inc.                   500,000  Media                             5,937,500         3.7
K2, Inc.                                        428,000  Non-Durables & Entertainment      3,825,250         2.4
Oil-Dri Corporation of America (b)              470,000  Non-Durables & Entertainment      7,520,000         4.7
Olsten Corporation                              125,000  Business Services                   789,063         0.5
Southwestern Energy Company                   1,034,600  Energy & Raw Materials           10,927,962         6.8
                                                                                        ------------       -----
                                                                                        $ 46,272,463        28.9%
Special Situations
Bando McGlocklin Capital Corporation             39,200  Real Property                  $    475,300         0.3%
Ceres Group, Inc.                               100,000  Insurance                           918,750         0.6
Franchise Mortgage Acceptance Company (a)       173,600  Miscellaneous Financial           1,519,000         0.9
ICN Pharmaceuticals, Inc. (e)                   280,000  Drugs & Medicine                  9,012,500         5.6
Storage Technology Corporation (a)              175,000  Business Machines                 3,981,250         2.5
Vans, Inc. (a)                                  208,000  Apparel                           2,382,250         1.5
                                                                                        ------------       -----
                                                                                        $ 18,289,050        11.4%
                                                                                        ------------
TOTAL COMMON STOCKS (Cost $135,199,645)                                                 $149,481,218

                           HEARTLAND VALUE PLUS FUND
         SCHEDULE OF INVESTMENTS [CONT'D] . June 30, 1999 (Unaudited)

-------------------------------------------------------------------------------------------------------------------
                                                                                                       Percent of
PREFERRED STOCKS - 1.6%                           Shares         Industry           Value              Net Assets
-------------------------------------------------------------------------------------------------------------------
Bolder Technologies Corporation
  9.00% Ser. A Conv. (144A) (d)                     85,000  Electronics             $  2,518,125          1.6%
TOTAL PREFERRED STOCKS (Cost $4,165,000)

-------------------------------------------------------------------------------------------------------------------
                                                   Par                                             Percent of
CONVERTIBLE BONDS - 4.7%                          Amount           Industry            Value       Net Assets
-------------------------------------------------------------------------------------------------------------------
Dura Pharmaceuticals, Inc. 3.50%
  07/15/2002                                    $1,100,000  Drugs & Medicine        $    826,375          0.5%
Kent Electronics Corporation 4.50%
  09/01/2004                                     1,953,000  Electronics                1,533,105          1.0
Reptron Electronics, Inc. 6.75%  08/01/2004      1,445,000  Electronics                  578,000          0.4
Sholodge, Inc. 7.50% 05/01/2004                  5,550,000  Travel & Recreation        3,219,000          2.0
Source Capital Corporation 7.50%
  03/01/2008 (d)                                 1,400,000  Banks                      1,048,689          0.6
Thorn Apple Valley,Inc. 9.00% 04/01/2007 (f)     1,500,000  Food & Agriculture           300,000          0.2
                                                                                    ------------
TOTAL CONVERTIBLE BONDS (Cost $9,988,149)                                           $  7,505,169

-------------------------------------------------------------------------------------------------------------------
                                                   Par                                                Percent of
CORPORATE BONDS - 2.3%                            Amount           Industry            Value          Net Assets
-------------------------------------------------------------------------------------------------------------------
Doman Industries Ltd. 9.25% 11/15/2007          $2,700,000  Paper & Forest Products $  2,032,500          1.3%
Sholodge, Inc. 9.55% 09/01/2007                  3,000,000  Travel & Recreation        1,667,250          1.0
                                                                                    ------------
TOTAL CORPORATE BONDS (Cost $5,685,346)                                             $  3,699,750

TOTAL INVESTMENTS (Cost $155,038,140)..........................................     $163,204,262        101.9%
Liabilities, less cash and receivables.........................................       (2,970,981)        (1.9)
                                                                                    ------------        -----
TOTAL NET ASSETS...............................................................     $160,233,281        100.0%
                                                                                    ============        =====

(a)  Non-income producing security.
(b)  Affiliated company. See Note 9 in Notes to Financial Statements.
(c)  Foreign-denominated security.
(d)  Restricted security. See Note 2(h) in Notes to Financial Statements.
(e) All or part of security committed to cover margin requirements for futures contracts.
(f)  Defaulted security.

The accompanying Notes to Financial Statements are an integral part of this Schedule.

                             HEARTLAND VALUE FUND
              SCHEDULE OF INVESTMENTS . June 30, 1999 (Unaudited)

----------------------------------------------------------------------------------------------------------------------------
                                                                                                            Percent of
COMMON STOCKS - 102.6%                             Shares              Industry               Value         Net Assets
----------------------------------------------------------------------------------------------------------------------------
Below Average Price/Earnings Ratio
Advanced Lighting Technologies, Inc. (a)            296,000  Consumer Durables             $  2,664,000         0.2%
Advocat, Inc. (a)(b)                                530,500  Drugs & Medicine                 1,027,844         0.1
Akita Drilling Ltd. (ClassA) (b)(c)                 748,600  International Oil                4,759,027         0.4
Aldila, Inc. (a)(b)                               1,000,000  Non-Durables & Entertainment     1,843,750         0.1
Align-Rite International, Inc. (a)(b)               300,000  Electronics                      4,162,500         0.3
American Physicians Service Group, Inc. (a)         187,200  Miscellaneous Financial            655,200         0.1
Amwest Insurance Group, Inc. (b)                    242,000  Insurance                        2,238,500         0.2
Asia Pacific Wire & Cable Corp. Ltd. (a)(b)         706,000  Non-Ferrous Metals               3,088,750         0.2
Atlantic American Corporation                       337,800  Insurance                        1,372,312         0.1
Baldwin Technology Company, Inc. (ClassA)(a)        500,000  Optical Photo & Equipment        1,468,750         0.1
Bay Bancshares, Inc.                                126,300  Banks                            1,957,650         0.1
Beverly Enterprises, Inc. (a)                     2,000,000  Drugs & Medicine                16,125,000         1.2
Bitstream, Inc. (a)(b)                              582,200  Business Services                  836,912         0.1
Buckhead America Corporation (a)(b)                 184,600  Travel & Recreation              1,038,375         0.1
Building One Services Corporation (a)               286,327  Miscellaneous & Conglomerates    3,972,787         0.3
Business Resource Group (a)(b)                      486,000  Business Services                1,609,875         0.1
Cameron Ashley Building Products, Inc. (a)(b)       500,000  Construction                     5,218,750         0.4
Capital RE Corporation                              300,000  Insurance                        4,818,750         0.4
Caretenders Health Corporation (a)(b)               308,900  Drugs & Medicine                   810,862         0.1
Castle Dental Centers, Inc. (a)                     100,000  Drugs & Medicine                   625,000         0.1
Catherines StoresCorporation (a)(b)                 500,000  Apparel                          6,187,500         0.5
Cavalier Homes, Inc.                                349,500  Construction                     2,861,531         0.2
CHC Helicopter Corporation (ClassA) (a)(b)(c)       536,000  International Oil                1,941,896         0.1
The Cherry Corporation (Class A) (a)(b)             944,800  Consumer Durables               12,991,000         1.0
Children's Broadcasting Corporation (a)(b)          680,000  Media                            1,445,000         0.1
Children's Comprehensive Services, Inc. (a)(b)      460,000  Business Services                3,191,250         0.2
Comdial Corporation (a)(b)                          516,500  Telephone                        3,647,781         0.3
Commercial Federal Corporation                      450,000  Banks                           10,434,375         0.8
Digi International, Inc. (a)                        775,000  Business Machines                8,089,062         0.6
Donnelly Corporation (b)                            365,100  Construction                     5,773,144         0.4
Duckwall-ALCO Stores, Inc. (a)(b)                   370,000  Retail                           3,885,000         0.3
Durakon Industries, Inc. (a)(b)                     500,000  Trucking & Freight               7,843,750         0.6
Dynamic Materials Corporation (a)(b)                250,000  Chemicals                        1,031,250         0.1
Encore Wire Corporation (a)                         300,000  Non-Ferrous Metals               2,718,750         0.2
Engle Homes, Inc.                                   549,800  Construction                     7,559,750         0.6
Esterline Technologies Corporation (a)              400,000  Electronics                      5,750,000         0.4
EZcorp, Inc. (Class A) (b)                          718,100  Miscellaneous Financial          4,936,937         0.4
FiberMark, Inc. (a)(b)                              391,600  Paper & Forest Products          5,164,225         0.4
Financial Industries Corporation (a)(b)             300,000  Insurance                        3,600,000         0.3
Flour City International, Inc. (a)(b)               500,000  Construction                     1,500,000         0.1
Fortress Group, Inc.                                300,000  Construction                       440,625         0.0
Friedman Industries, Inc.                           231,525  Steel                              969,511         0.1
Gehl Company (a)                                    270,000  Producer Goods                   5,467,500         0.4
General Chemical Group, Inc.                        300,000  Energy & Raw Materials             937,500         0.1
Genesis Health Ventures, Inc. (a)                   910,000  Drugs & Medicine                 2,730,000         0.2
Gentek, Inc. (a)                                    300,000  Energy & Raw Materials           4,162,500         0.3
Gibson Greetings, Inc. (a)                          200,000  Media                            1,268,750         0.1
Guangshen Railway Company Ltd. (ADR)                500,000  Railroads & Shipping             3,812,500         0.3
Hallmark Capital Corporation (a)                    110,000  Banks                            1,251,250         0.1
Hallwood Group, Inc. (a)                             59,500  Domestic Oil                     1,141,656         0.1
Hampshire Group Ltd. (a)(b)                         228,200  Apparel                          2,738,400         0.2
Home Products International, Inc. (a)               283,100  Retail                           2,406,350         0.2
Home Security International, Inc. (a)(b)            500,000  Business Services                2,812,500         0.2
Indus International, Inc. (a)                       460,000  Business Services                1,983,750         0.1
In Home Health, Inc. (a)(b)                         470,101  Drugs & Medicine                   793,295         0.1
InterContinental Life Corporation (a)(b)            451,600  Insurance                        4,233,750         0.3
InterDigital Communications Corp. (a)(b)          4,500,000  Telephone                       20,812,500         1.6
Intermet Corporation                                600,000  Non-Ferrous Metals               9,075,000         0.7
International Aircraft Investors (a)(b)             430,000  Miscellaneous Financial          3,036,875         0.2

                             HEARTLAND VALUE FUND
          SCHEDULE OF INVESTMENTS [CONT'D] . June 30, 1999 (Unaudited)

----------------------------------------------------------------------------------------------------------------------------
                                                                                                                Percent of
COMMON STOCKS - 102.6% [CONT'D]                      Shares               Industry                Value         Net Assets
----------------------------------------------------------------------------------------------------------------------------
Below Average Price/Earnings Ratio [CONT'D]
International Airline Support Group, Inc. (a)(b)      250,000  Air Transport                   $  1,062,500         0.1%
Jason, Inc. (a)                                       400,000  Producer Goods                     3,200,000         0.2
John B. Sanfilippo & Son, Inc. (a)(b)                 470,000  Food & Agriculture                 1,791,875         0.1
K-Tron International, Inc. (a)                        135,000  Electronics                        2,379,375         0.2
Kaye Group, Inc.                                      363,600  Insurance                          2,727,000         0.2
Kentucky Electric Steel,Inc. (a)(b)                   450,000  Steel                              1,490,625         0.1
LAI Worldwide, Inc. (a)(b)                            590,000  Business Services                  3,945,625         0.3
Landry's Seafood Restaurants, Inc. (a)                500,000  Non-Durables and Entertainment     4,000,000         0.3
Little Switzerland, Inc. (a)                          295,000  Apparel                              202,813         0.0
M/I Schottenstein Homes, Inc.                         300,000  Construction                       5,531,250         0.4
Magal Security Systems Ltd. (b)                       650,000  Business Services                  2,031,250         0.1
Manchester Equipment Company, Inc. (a)                391,800  Business Services                  1,126,425         0.1
Marcus Corporation                                    225,000  Non-Durables & Entertainment       2,770,313         0.2
Marten Transport Ltd. (a)(b)                          333,300  Trucking & Freight                 3,999,600         0.3
MDC Holdings, Inc.                                    248,700  Construction                       5,347,050         0.4
Meadow Valley Corporation (a)                         150,000  Construction                         656,250         0.1
MFRI, Inc. (a)(b)                                     400,000  Producer Goods                     2,000,000         0.1
MicroTouch Systems, Inc. (a)                          225,000  Business Machines                  3,346,875         0.2
Mining Services International Corporation             250,000  Energy & Raw Materials             1,187,500         0.1
Moore Medical Corporation (a)(b)                      200,000  Drugs & Medicine                   2,087,500         0.2
Motor Club of America (a)(b)                          146,000  Insurance                          1,907,125         0.1
National Home Health Care Corporation (a)(b)          346,400  Drugs & Medicine                   1,558,800         0.1
NeoMagic Corporation (a)                              250,000  Business Machines                  2,101,563         0.2
Norstan, Inc. (a)                                     500,000  Telephone                          6,218,750         0.5
Nu Horizons Electronics Corporation (a)(b)            700,000  Electronics                        4,943,750         0.4
O.I. Corporation (a)(b)                               326,500  Optical & Photo Equipment          1,428,438         0.1
Patrick Industries, Inc. (b)                          317,000  Construction                       4,953,125         0.4
PBOC Holdings, Inc. (a)                               500,000  Banks                              5.000,000         0.4
Planar Systems, Inc. (a)                              400,000  Business Machines                  3,100,000         0.2
Play-by-Play Toys & Novelties, Inc. (a)(b)            731,500  Non-Durables & Entertainment       2,994,578         0.2
Powell Industries, Inc. (a)                           507,400  Producer Goods                     4,693,450         0.4
PremiumWear, Inc. (a)(b)                              200,000  Apparel                              975,000         0.1
Professionals Group, Inc. (a)                         242,000  Insurance                          8,167,500         0.6
RainForest Cafe, Inc. (a)                             750,000  Non-Durables & Entertainment       3,796,875         0.3
Raytel Medical Corporation (a)(b)                     880,000  Drugs & Medicine                   4,070,000         0.3
RenaissanceRe Holdings Ltd.                           250,000  Insurance                          9,250,000         0.7
Riviera Tool Company (a)(b)                           320,250  Producer Goods                     1,581,234         0.1
Rush Enterprises, Inc. (a)                            225,000  Motor Vehicles                     3,628,125         0.3
Ryan's Family Steak Houses, Inc. (a)                  485,000  Non-Durables & Entertainment       5,638,125         0.4
SCPIE Holdings, Inc.                                  257,800  Insurance                          8,410,725         0.6
Seattle FilmWorks, Inc. (a)                           100,000  Optical Photo & Equipment            306,250         0.0
Shiloh Industries, Inc. (a)                           209,500  Producer Goods                     3,037,750         0.2
Sifco Industries, Inc.                                200,000  Aerospace                          1,650,000         0.1
Southern Energy Homes, Inc. (a)(b)                    750,000  Construction                       3,984,375         0.3
Spacehab, Inc. (a)                                    272,700  Electronics                        1,397,588         0.1
Speizman Industries, Inc. (a)(b)                      300,000  Producer Goods                     1,087,500         0.1
Steel Technologies, Inc.                              245,800  Steel                              2,319,738         0.2
Sterling Financial Corporation (a)                    275,000  Banks                              3,798,438         0.3
Summit Bank Corporation                                48,900  Banks                                806,850         0.1
Todhunter International, Inc. (a)(b)                  490,000  Liquor                             4,103,750         0.3
TransCoastal Marine Services, Inc. (a)(b)           1,000,000  Construction                       4,875,000         0.4
UnionBancorp, Inc.                                    129,300  Banks                              1,931,419         0.1
Unisource Energy Corporation (a)                    1,500,000  Energy & Utilities                17,906,250         1.4
United Security Bancorporation (a)                    206,211  Banks                              2,680,743         0.2
United Wisconsin Services, Inc.                       442,000  Insurance                          3,536,000         0.3
Universal Stainless & Alloy Products, Inc. (a)        200,000  Non-Ferrous Metals                 1,150,000         0.1
U.S. Home Corporation                                 400,000  Construction                      14,200,000         1.1
Webco Industries, Inc. (a)                            300,000  Steel                              1,537,500         0.1
Weyco Group, Inc.                                     177,000  Apparel                            4,071,000         0.3
Wilsons The Leather Experts, Inc. (a)                 342,500  Retail                             5,629,841         0.4

                             HEARTLAND VALUE FUND
          SCHEDULE OF INVESTMENTS [CONT'D] . June 30, 1999 (Unaudited)

----------------------------------------------------------------------------------------------------------------------------
                                                                                                          Percent of
COMMON STOCKS - 102.6% [CONT'D]                 Shares              Industry                Value         Net Assets
----------------------------------------------------------------------------------------------------------------------------
Below Average Price/Earnings Ratio [CONT'D]
Winston Resources, Inc.                          100,000  Business Services              $    437,500         0.0%
World Acceptance Corporation (a)                 400,000  Miscellaneous Financial           2,012,500         0.1
World of Science, Inc. (a)(b)                    300,000  Retail                              637,500         0.1
Zindart Ltd. (ADR) (a)(b)                        450,000  Miscellaneous & Conglomerates     3,712,500         0.3
                                                                                         ------------       -----
                                                                                         $453,031,988        34.3%
Low Price to Book Value
Allied Healthcare Products, Inc. (a)(b)          775,000  Drugs & Medicine               $  1,283,592         0.1%
The Alpine Group, Inc. (a)(b)                    994,100  Producer Goods                   15,967,731         1.2
Baldwin Piano & Organ Company (a)(b)             331,500  Non-Durables & Entertainment      2,652,000         0.2
Beau Canada Exploration Ltd. (a)               1,600,000  International Oil                 2,460,865         0.2
Catalina Lighting, Inc. (a)(b)                   710,000  Construction                      3,550,000         0.3
Chronimed, Inc. (a)(b)                           610,000  Drugs & Medicine                  4,727,500         0.4
Clayton Williams Energy, Inc. (a)(b)             563,600  Domestic Oil                      3,346,375         0.2
Commonwealth Industries, Inc. (b)                884,800  Non-Ferrous Metals               11,060,000         0.8
Datron Systems, Inc. (a)(b)                      250,000  Business Machines                 1,937,500         0.1
ESCO Electronics Corporation (a)                 314,200  Producer Goods                    4,025,688         0.3
Exabyte Corporation (a)                          597,100  Business Machines                 2,313,763         0.2
Forest Oil Company (a)                         1,000,000  Domestic Oil                     12,562,500         1.0
Fuji Coca-Cola Bottling Company Ltd. (c)         600,000  Food & Agriculture               11,483,727         0.9
Gundle/SLT Environmental, Inc. (a)(b)            662,800  Chemicals                         2,816,900         0.2
GZA GeoEnvironmental
 Technologies, Inc. (a)(b)                       372,700  Business Services                 1,863,500         0.1
Hallmark Financial Services, Inc. (a)(b)       1,060,000  Insurance                           397,500         0.0
Hallwood Energy Corporation (a)(b)               477,540  Domestic Oil                      2,865,240         0.2
Health Power, Inc. (a)(b)                        340,000  Drugs & Medicine                    722,500         0.1
High Plains Corporation (a)(b)                 1,500,000  Chemicals                         2,859,375         0.2
Hospitality Worldwide Services, Inc. (a)(b)      924,500  Food & Agriculture                3,351,313         0.2
IEC Electronics Corporation (a)(b)               728,800  Electronics                       2,596,350         0.2
Itron, Inc.                                      113,300  Electronics                         970,131         0.1
Ladd Furniture, Inc.                             100,000  Consumer Durables                 2,100,000         0.2
Lechters, Inc. (a)                               844,700  Retail                            2,111,750         0.2
Martin Industries, Inc. (b)                      450,000  Producer Goods                      984,375         0.1
Material Sciences Corporation (a)                500,000  Producer Goods                    7,500,000         0.6
Matrix Service Company (a)(b)                    600,000  Construction                      2,475,000         0.2
M-Wave, Inc. (a)(b)                              300,000  Electronics                         750,000         0.1
Napco Security Systems, Inc. (a)                 136,500  Electronics                         443,625         0.0
Networks North, Inc. (a)(b)                      200,000  Media                               525,000         0.0
Numac Energy, Inc. (a)(c)                      2,200,400  International Oil                 5,565,302         0.4
Outlook Group Corporation (a)(b)                 467,500  Media                             1,636,250         0.1
PDK Labs, Inc. (a)(b)                            380,000  Drugs & Medicine                  1,282,500         0.1
Petsec Energy Ltd. (ADR) (a)(b)                1,500,000  Domestic Oil                      2,437,500         0.2
Precision Response Corporation (a)               225,000  Business Services                 1,258,594         0.1
The Rottlund Company, Inc. (a)(b)                550,000  Construction                      2,543,750         0.2
Roy F. Weston, Inc. (Class A) (a)(b)             990,000  Business Services                 2,970,000         0.2
Scan-Optics, Inc. (a)(b)                         550,000  Business Machines                 2,406,250         0.2
Sholodge, Inc. (a)(b)                            530,000  Travel & Recreation               2,683,125         0.2
SITEL Corporation (a)                            500,000  Business Services                 1,468,750         0.1
Smartflex Systems, Inc. (a)(b)                   500,000  Electronics                       1,656,250         0.1
St.Francis Capital Corporation                   225,000  Banks                             4,837,500         0.4
The Stephan Company                              200,000  Soap & Cosmetics                    837,500         0.1
Strouds, Inc. (a)(b)                             700,000  Retail                            1,137,500         0.1
Tech-Sym Corporation (a)(b)                      303,000  Aerospace                         7,196,250         0.5
Tesoro Petroleum Corporation (a)               1,250,100  Domestic Oil                     19,923,469         1.5
The Unimark Group, Inc. (a)                      415,000  Food & Agriculture                1,426,563         0.1
U.S.A. Floral Products, Inc. (a)                 700,000  Non-Durables & Entertainment      5,293,750         0.4
Utah Medical Products, Inc.                      100,000  Drugs & Medicine                    775,000         0.1
Vicorp Restaurants, Inc. (a)                     354,500  Non-Durables & Entertainment      6,159,438         0.5
Wall Data, Inc. (a)                              500,000  Business Services                 4,781,250         0.4
Willbros Group, Inc. (a)                         300,000  Construction                      2,550,000         0.2
                                                                                         ------------       -----
                                                                                         $193,530,291        14.8%

                             HEARTLAND VALUE FUND
          SCHEDULE OF INVESTMENTS [CONT'D] . June 30, 1999 (Unaudited)

----------------------------------------------------------------------------------------------------------------------------
                                                                                                            Percent of
COMMON STOCKS - 102.6% [CONT'D]            Shares              Industry               Value                 Net Assets
----------------------------------------------------------------------------------------------------------------------------
Below Average Price/Cash Flow Ratio
American Medical Security Group, Inc. (a)           500,000  Insurance                     $  4,312,500         0.3%
Arcadia Financial Ltd.                              480,600  Miscellaneous Financial          3,724,650         0.3
Audiovox Corporation (Class A) (a)                  581,200  Consumer Durables                6,393,200         0.5
Benton Oil & Gas Company (a)                      1,000,000  Domestic Oil                     2,000,000         0.1
BTG, Inc. (a)(b)                                    800,000  Business Services                4,800,000         0.4
Bunka Shutter Company, Ltd. (c)                   1,500,000  Construction                     4,269,274         0.3
Burlington Coat Factory Warehouse Corp.             500,000  Apparel                          9,656,250         0.7
Campbell Resources, Inc. (a)(b)                  12,000,000  Gold                             3,750,000         0.3
Capital Corporation of the West (a)                 105,000  Banks                            1,312,500         0.1
Check Technology Corporation (a)                    210,000  Electronics                        498,750         0.0
Chic by H.I.S., Inc. (a)(b)                         450,200  Apparel                          1,153,638         0.1
Chofu Seisakusho Company Ltd. (c)                   300,000  Consumer Durables                5,345,873         0.4
Ciprico, Inc. (a)(b)                                490,000  Business Machines                4,869,375         0.4
Cohesion Technologies, Inc. (a)(b)                  813,000  Drugs & Medicine                 4,878,000         0.4
Copley Pharmaceutical, Inc. (a)                     526,900  Drugs & Medicine                 5,400,725         0.4
Crown Central Petroleum
  Corporation (Class B) (a)                         900,000  Domestic Oil                     9,900,000         0.7
CSP, Inc. (a)(b)                                    364,430  Electronics                      2,414,349         0.2
Cyrk International, Inc. (a)(b)                     938,600  Business Services                5,690,263         0.4
DataTRAK International, Inc. (a)(b)                 600,000  Business Services                3,075,000         0.2
Denyo Company Ltd. (c)                              227,000  Producer Goods                   2,056,231         0.2
Diamond Home Services, Inc. (a)(b)                  820,000  Construction                     3,485,000         0.3
ECC International Corporation (a)(b)                700,000  Electronics                      2,756,250         0.2
EDAP TMS S.A. (a)(b)                                840,000  Drugs & Medicine                 1,470,000         0.1
Environmental Technologies Corporation (a)(b)       467,200  Chemicals                          467,200         0.0
Fahnestock Viner Holdings, Inc.                     200,000  Miscellaneous Financial          3,125,000         0.2
Filene's Basement Corporation (a)(b)                705,100  Retail                           1,013,581         0.1
Franklin Bank National Association (b)              185,800  Banks                            1,997,350         0.1
Fuji Pharmaceutical Company Ltd. (c)                500,000  Drugs & Medicine                 2,272,821         0.2
Fukuda Denshi Company Ltd. (c)                      500,000  Drugs & Medicine                 9,281,030         0.7
GA Financial, Inc.                                  100,000  Banks                            1,462,500         0.1
Goody's Family Clothing, Inc. (a)                   100,000  Apparel                          1,143,750         0.1
Harding Lawson Associates Group, Inc. (a)(b)        392,600  Business Services                3,337,100         0.2
Health Management Systems, Inc. (a)                 400,000  Business Services                2,200,000         0.2
Hibiya Engineering Company Ltd. (c)                 500,000  Construction                     3,341,171         0.2
HMN Financial, Inc.                                 250,600  Miscellaneous Financial          2,913,225         0.2
Horipro, Inc. (c)                                   600,000  Non-Durables & Entertainment     3,984,655         0.3
ICTS International N.V. (a)                         300,000  Business Services                1,687,500         0.1
ImmuLogic Pharmaceutical Corporation (a)(b)       2,000,000  Drugs & Medicine                 3,750,000         0.3
Iwerks Entertainment, Inc. (a)(b)                 1,100,000  Non-Durables & Entertainment     1,168,750         0.1
Jaco Electronics, Inc. (a)(b)                       380,000  Electronics                      1,567,500         0.1
Judge Group, Inc. (a)                               400,000  Business Services                  625,000         0.1
Kansai Kosaido Company Ltd. (c)                     400,000  Media                            3,035,928         0.2
Katsuragawa Electric Company (c)                    500,000  Business Machines                2,784,309         0.2
Kentucky Fried Chicken Japan Ltd. (c)               500,000  Non-Durables & Entertainment     6,146,104         0.5
Kondotec, Inc. (c)                                  500,000  Construction                     3,011,178         0.2
LaCrosse Footware, Inc. (b)                         500,000  Apparel                          3,875,000         0.3
Lindal Cedar Homes, Inc. (a)(b)                     405,400  Construction                       836,138         0.1
Maezawa Kasei Industries Company (c)                300,000  Chemicals                        4,850,885         0.4
M/A/R/C, Inc. (b)                                   250,000  Business Services                3,625,000         0.3
MASSBANK Corporation                                133,333  Banks                            4,999,988         0.4
Matrix Pharmaceutical, Inc. (a)(b)                1,100,000  Drugs & Medicine                 4,537,500         0.3
Matsumoto Yushi-Seiyaku Company Ltd. (c)            419,000  Chemicals                        8,987,336         0.7
Maxicare Health Plans, Inc. (a)(b)                1,000,000  Drugs & Medicine                 4,750,000         0.4
Microtest, Inc. (a)                                 371,100  Electronics                        881,363         0.1
MMI Companies, Inc.                                 500,000  Insurance                        8,437,500         0.6
Morgan Products Ltd. (a)(b)                         850,000  Construction                     3,240,625         0.2
Network Equipment Tech, Inc. (a)                    635,200  Business Machines                6,272,600         0.5
New Brunswick Scientific Company, Inc. (a)(b)       185,500  Electronics                      1,298,500         0.1

                             HEARTLAND VALUE FUND
         SCHEDULE OF INVESTMENTS [CONT'D] . June 30, 1999 (Unaudited)

------------------------------------------------------------------------------------------------------------------
                                                                                                       Percent of
COMMON STOCKS - 102.6% [CONT'D]                  Shares              Industry               Value      Net Assets
------------------------------------------------------------------------------------------------------------------
Below Average Price/Cash Flow Ratio [CONT'D]
Nissui Pharmaceutical Company Ltd. (c)            776,000  Drugs & Medicine              $  4,814,190         0.4%
Novamerican Steel, Inc. (a)                       275,400  Steel                            3,167,100         0.2
Ontro, Inc. (a)(b)                                315,400  Chemicals                          867,350         0.1
Orthologic Corporation (a)                      1,200,000  Drugs & Medicine                 2,962,500         0.2

Parlex Corporation (a)                            213,600  Electronics                      3,364,200         0.2
Pentech International, Inc. (a)(b)                709,900  Non-Durables & Entertainment       554,609         0.0
Perrigo Company (a)                               500,000  Drugs & Medicine                 3,812,500         0.3
PIA Merchandising Services, Inc. (a)(b)           545,000  Business Services                2,316,250         0.2
Pico Holdings, Inc. (a)                           250,000  Insurance Specialty              6,328,125         0.5
Pointe Financial Corporation (a)                  100,000  Banks                            1,050,000         0.1
Presidential Life Corporation                   1,000,000  Insurance                       19,625,000         1.5
Providence & Worcester Railroad Company           200,000  Railroads & Shipping             2,825,000         0.2
PXRE Corporation (b)                              591,400  Insurance                       10,719,125         0.8
Rainbow Technologies, Inc. (a)                    300,000  Business Machines                3,543,750         0.3
Rehabilicare, Inc. (a)                            312,100  Drugs & Medicine                 1,033,831         0.1
Remington Oil & Gas Corporation (a)(b)          1,382,900  Domestic Oil                     6,741,638         0.5
Riken Vitamin Company Ltd. (c)                    500,000  Drugs & Medicine                 6,228,602         0.5
Salient 3 Communications, Inc. (a)(b)             300,000  Electronics                      2,437,500         0.2
Sangetsu Company Ltd. (c)                         500,000  Consumer Durables               10,621,623         0.8
Shikoku Coca-Cola Bottling Company Ltd. (c)       400,000  Food & Agriculture               6,121,355         0.5
Sicor, Inc. (a)                                 1,500,000  Drugs & Medicine                 6,375,000         0.5
Six Rivers National Bank (a)(b)                    93,300  Banks                            1,212,900         0.1
SK Kaken Company Ltd. (c)                         150,000  Construction                     2,796,684         0.2
SpaceLabs Medical, Inc.                            13,200  Drugs & Medicine                   249,150         0.0
Stifel Financial Corporation                      210,000  Miscellaneous Financial          1,955,625         0.1
Sunrise Medical, Inc. (a)                         631,600  Drugs & Medicine                 4,500,150         0.3
Suprema Specialities, Inc. (a)(b)                  26,900  Food & Agriculture                 186,619         0.0
Technology Research Corporation (a)(b)            500,000  Producer Goods                     906,250         0.1
Teikoku Hormone Manufacturing Co. Ltd. (c)        500,000  Drugs & Medicine                 4,388,890         0.3
Toyo Tec Company Ltd. (c)                         302,000  Business Services                1,796,329         0.1
Trimark Holdings, Inc. (a)(b)                     329,300  Non-Durables & Entertainment     1,543,594         0.1
Urocor, Inc. (a)(b)                               500,000  Drugs & Medicine                 2,453,125         0.2
U.S.Global Investors, Inc. (a)(b)                 600,000  Miscellaneous Financial            750,000         0.1
Veterinary Centers of America, Inc. (a)            75,000  Food & Agriculture               1,017,188         0.1
Washington Homes, Inc.                            180,300  Construction                     1,160,681         0.1
                                                                                         ------------      ------
                                                                                         $340,546,348        25.7%

Special Situations
Acres Gaming, Inc. (a)                            291,000  Business Machines             $    582,000         0.0%
Alabama National Bancorporation                   110,000  Banks                            2,750,000         0.2
Associated Banc-Corporation                       400,000  Banks                           16,600,000         1.3
Badger Meter, Inc. (b)                            200,000  Electronics                      6,950,000         0.5
Barrett Business Services, Inc. (a)(b)            632,400  Business Services                5,375,400         0.4
Blue Wave Systems, Inc. (a)                       440,400  Business Machines                1,596,450         0.1
Cash America International, Inc.                  500,000  Miscellaneous Financial          6,437,500         0.5
Collagen Aesthetics, Inc. (a)(b)                  878,500  Drugs & Medicine                12,079,375         0.9
Davox Corporation (a)                             227,300  Telephone                        2,713,394         0.2
Dollar Thrifty Automotive Group, Inc. (a)         460,200  Travel & Recreation             10,699,650         0.8
Eclipse Surgical Technologies, Inc.               250,000  Drugs & Medicine                 2,703,125         0.2
Effective Management Systems, Inc. (a)(b)         375,000  Business Machines                  445,313         0.0
Executone Information Systems, Inc. (a)(b)      2,295,400  Telephone                        9,827,181         0.7
HealthRite, Inc. (a)(b)                           500,000  Drugs & Medicine                   312,500         0.0
Home Federal Bancorp (b)                          290,250  Banks                            8,235,844         0.6

                             HEARTLAND VALUE FUND
         SCHEDULE OF INVESTMENTS [CONT'D] . June 30, 1999 (Unaudited)

----------------------------------------------------------------------------------------------------------------
                                                                                                     Percent of
COMMON STOCKS - 102.6% [CONT'D]              Shares             Industry                 Value       Net Assets
----------------------------------------------------------------------------------------------------------------
Special Situations [CONT'D]
ICN Pharmaceuticals, Inc. (d)               2,400,000  Drugs & Medicine             $   77,250,000          5.8%
Interpore International, Inc. (a)             600,000  Drugs & Medicine                  2,475,000          0.2
LSI Industries, Inc.                          235,000  Construction                      5,669,375          0.4
Medical Graphics Corporation (a)(b)           543,450  Drugs & Medicine                    679,313          0.1
Mentor Corporation (d)                        750,000  Drugs & Medicine                 13,968,750          1.1
Micron Electronics, Inc. (a)                  300,000  Business Machines                 3,018,750          0.2
Minntech Corporation (b)                      600,000  Drugs & Medicine                  8,850,000          0.7
MYR Group, Inc. (b)                           501,600  Construction                      8,809,350          0.7
NABI, Inc. (a)(b)                           3,200,000  Drugs & Medicine                  9,000,000          0.7
Osmonics, Inc. (a)(b)                         588,000  Producer Goods                    6,394,500          0.5
Photoelectron Corporation (a)                 151,900  Drugs & Medicine                    474,688          0.0
Reliance Steel & Aluminum Company             247,400  Non-Ferrous Metals                9,648,600          0.7
Republic Bancorp, Inc.                        800,800  Banks                            12,162,150          0.9
Respironics, Inc. (a)                         100,000  Drugs & Medicine                  1,512,500          0.1
RightCHOICE Managed Care, Inc.
  (Class A) (a)(b)                            670,000  Drugs & Medicine                  7,663,125          0.6
Saucony, Inc. (Class B) (a)(b)                500,000  Apparel                          11,312,500          0.9
Security Dynamics Tech, Inc. (a)              100,000  Business Machines                 2,125,000          0.2
The Seibels Bruce Group, Inc. (a)(b)          650,000  Insurance                         3,250,000          0.2
ShopKo Stores, Inc. (d)                       656,500  Retail                           23,798,125          1.8
Strategic Diagnostics, Inc. (a)               500,000  Electronics                       1,875,000          0.1
Strattec Security Corporation (a)(b)          300,000  Producer Goods                   10,125,000          0.8
Sybase, Inc. (a)                            1,000,000  Business Services                11,000,000          0.8
Syncor International Corporation (a)          107,000  Drugs & Medicine                  3,852,000          0.3
Teltrend, Inc. (a)(b)                         500,000  Telephone                        10,625,000          0.8
The Topps Company, Inc. (a)                   800,000  Non-Durables & Entertainment      5,825,000          0.4
URS Corporation                               500,000  Business Services                14,656,250          1.1
Verdant Brands, Inc. (a)(b)                 1,311,000  Food & Agriculture                1,270,031          0.1
Winsloew Furniture, Inc. (a)                  135,700  Consumer Durables                 4,562,913          0.4
Wyman-Gordon Company (a)                      175,000  Producer Goods                    3,379,686          0.3
XOMA, Ltd. (a)                              1,000,000  Drugs & Medicine                  6,062,500          0.5
                                                                                    --------------        -----
                                                                                    $  368,602,838         27.8%
                                                                                    --------------
TOTAL COMMON STOCKS (Cost $1,154,370,668)                                           $1,355,711,465

TOTAL INVESTMENTS (Cost $1,154,370,668)...........................................  $1,355,711,468)       102.6%
Liabilities, less cash and receivables............................................     (34,224,124)        (2.6)
                                                                                    --------------        -----
TOTAL NET ASSETS..................................................................  $1,321,487,344)       100.0%
                                                                                    ==============        =====

(a) Non-income producing security.
(b) Affiliated company.  See Note 9 in Notes to Financial Statements.
(c) Foreign-denominated security.
(d) All or part of security committed to cover margin requirements for futures contracts.

The accompanying Notes to Financial Statements are an integral part of this Schedule.

                           HEARTLAND GOVERNMENT FUND
              SCHEDULE OF INVESTMENTS . June 30, 1999 (Unaudited)

----------------------------------------------------------------------------------------------------------------------
   Par                                                                                                     Percent of
  Amount       LONG TERM INVESTMENTS - 105.5%                        Coupon   Maturity       Value         Net Assets
----------------------------------------------------------------------------------------------------------------------
               U.S. TREASURY AND AGENCY SECURITIES - 24.4%
               U.S. TREASURY SECURITIES - 11.0%

$4,000,000     U.S. Treasury Bond (a)                                 7.875%  02/15/2021  $  4,735,520         9.3%
 2,000,000     U.S. Treasury Strips (a)                               0.000   08/15/2009       889,480         1.7
                                                                                          ------------
                                                                                             5,625,000

               AGENCY SECURITIES - 13.4%
 4,000,000     Federal Home Loan Bank
                 (Callable 12/16/1999)                                5.770   09/16/2002     3,958,200         7.8
 3,000,000     Federal National Mortgage Association
                 (Callable 09/02/2002) (a)                            6.190   02/19/2009     2,869,830         5.6
                                                                                          ------------
                                                                                             6,828,030
                                                                                          ------------
               TOTAL U.S. TREASURY AND AGENCY SECURITIES (Cost $12,732,155)                 12,453,030
                                                                                          ------------

               MORTGAGE-RELATED SECURITIES - 62.4%
               PASS-THROUGH SECURITIES - 31.3%
   171,948     FHLMC #260666                                          8.250   03/01/2008       178,826         0.3
   951,633     FHLMC #280656                                          9.000   06/01/2014     1,022,406         2.0
   703,597     FNMA #208578 CL                                        7.500   03/01/2013       715,910         1.4
 1,307,342     FNGL #252779                                           8.000   08/01/2028     1,340,836         2.6
   469,114     FNMA #304119 CL                                        8.500   02/01/2025       493,743         1.0
   839,282     FNMA #309494 RE                                        6.500   09/01/2025       814,103         1.6
 1,709,330     FNMA #361493 GL                                        9.000   01/01/2025     1,817,753         3.6
   225,493     GNMA #31652                                            8.500   09/15/2009       237,471         0.5
 1,257,864     GNMA #443630 MHD                                       9.000   11/15/2017     1,354,945         2.7
   159,260     GNMA #293146 MHB                                      10.250   07/15/2005       162,345         0.3
 1,150,889     FNMA Grantor Trust 1995 - T5A                          7.000   03/17/2035     1,126,904         2.2
 5,000,000     FNMA TBA (b)                                           6.500   05/15/2029     4,823,438         9.4
 2,000,000     GNMA TBA (b)                                           6.000   05/24/2029     1,869,375         3.7
                                                                                          ------------
                                                                                            15,958,055

               COLLATERALIZED MORTGAGE OBLIGATIONS - 31.1%
 2,500,000     FHR CMO 1817                                           6.500   09/15/2023     2,428,075         4.7
 5,000,000     FHLMC CMO-SEQ 1978 BC                                  6.500   05/15/2025     4,933,150         9.7
 1,000,000     FHLMC CMO 2075 PAC                                     6.250   08/15/2027       933,560         1.8
 2,000,000     FHLMC CMO-SEQ 2073 PJ                                  6.000   10/15/2023     1,930,040         3.8
 3,000,000     FNMA CMO-PAC 1993 - 38L                                5.000   08/25/2022     2,777,940         5.4
 3,000,000     GNMA GNR 1999-16D                                      6.500   05/16/2013     2,906,700         5.7
                                                                                          ------------
                                                                                            15,909,465
                                                                                          ------------
               TOTAL MORTGAGE-RELATED SECURITIES (Cost $32,025,045)                         31,867,520
                                                                                          ------------

               ASSET-BACKED SECURITIES/CORPORATE - 18.7%
 3,000,000     Contimortgage HEL Trust                                7.580   08/15/2028     3,063,900         6.0
 1,948,932     IMCEC 1997 - A A (144A)                                7.410   11/26/2028     1,862,448         3.6
 2,000,000     LBCMT 1999 - C1                                        6.410   08/15/2007     1,969,000         3.9
 2,500,000     Toll Road Investors Partnership II, L.P. (144A)        0.000   02/15/2010     1,171,875         2.3
 1,500,000     GT MH 1999 - 3 B1                                      8.370   05/07/2014     1,472,040         2.9
                                                                                          ------------
               TOTAL ASSET-BACKED SECURITIES/CORPORATE (Cost $9,659,875)                     9,539,263
                                                                                          ------------
               TOTAL LONG-TERM INVESTMENTS (Cost $54,417,075)                             $ 53,859,813
                                                                                          ------------

                           HEARTLAND GOVERNMENT FUND
          SCHEDULE OF INVESTMENTS [CONT'D] . June 30, 1999 (Unaudited)

------------------------------------------------------------------------------------------------------------------------
   Par                                                                                                  Percent of
  Amount       SHORT-TERM INVESTMENTS - 7.3%                                                Value       Net Assets
------------------------------------------------------------------------------------------------------------------------
               COMMERCIAL PAPER - 5.9%
$3,000,000     Exxon Asset Management
                0.00% 07/01/1999                                                         $ 3,000,000        5.9%

               VARIABLE RATE DEMAND NOTES (+) - 1.4%
   252,000     General Mills, Inc. 4.67%                                                     252,000        0.5
   188,000     Sara Lee Corporation 4.66%                                                    188,000        0.4
   273,000     Warner-Lambert Company 4.70%                                                  273,000        0.5
                                                                                         -----------
                                                                                             713,000
                                                                                         -----------
               TOTAL SHORT-TERM INVESTMENTS (Cost $3,713,000)                            $ 3,713,000
                                                                                         -----------

               TOTAL INVESTMENTS (Cost $58,130,075)..................................    $57,572,813      112.8%
               Liabilities, less cash and receivables................................     (6,504,670)     (12.8)
                                                                                         -----------      -----
               TOTAL NET ASSETS......................................................    $51,068,143      100.0%
                                                                                         ===========      =====

(a) All or a portion of security committed to cover margin requirements for futures contracts or when-issued securities.
(b) When-issued security.
(+) Variable rate demand notes are considered short-term obligations and are payable on demand. The interest rates change periodically on specified dates. The rates listed are as of June 30, 1999.

The accompanying Notes to Financial Statements are an integral part of this Schedule.

STATEMENTS OF ASSETS AND LIABILITIES
June 30, 1999 (Unaudited)

                                                                                                  Large Cap
                                                                                                  Value Fund
                                                                                                 -------------
ASSETS:
 Investments in securities, at cost.........................................................     $   9,058,157
                                                                                                 =============

 Investments in securities, at value........................................................     $   9,658,118
 Cash.......................................................................................             6,250
 Receivable from securities sold............................................................               ---
 Receivable from fund shares sold...........................................................               ---
 Variation margin on open futures contracts.................................................               ---
 Accrued dividends and interest.............................................................            20,477
 Prepaid expenses...........................................................................             4,298
 Deferred organization expenses.............................................................             7,393
 Receivable from Advisor for expense reimbursement..........................................            16,945
                                                                                                 -------------
     Total Assets...........................................................................         9,713,481
                                                                                                 -------------

LIABILITIES:
 Payable for securities purchased...........................................................               ---
 Payable for fund shares redeemed...........................................................            24,390
 Variation margin on open futures contracts.................................................               ---
 Short-term notes payable...................................................................               ---
 Distributions payable......................................................................               ---
 Payable to Advisor for management fee......................................................             6,875
 Payable to Advisor for deferred organization expenses......................................             7,393
 Accrued interest payable...................................................................               ---
 Accrued expenses...........................................................................            18,344
                                                                                                 -------------
     Total Liabilities......................................................................            57,002
                                                                                                 -------------
TOTAL NET ASSETS............................................................................     $   9,656,479
                                                                                                 =============

NET ASSETS CONSIST OF:
 Paid in capital............................................................................     $   8,873,409
 Accumulated undistributed net investment income............................................            66,256
 Accumulated undistributed net realized gains (losses) on investments.......................           116,853
 Net unrealized appreciation (depreciation) on investments..................................           599,961
                                                                                                 -------------
TOTAL NET ASSETS............................................................................     $   9,656,479
                                                                                                 =============
SHARES OUTSTANDING, $.001 par value (50,000,000; 100,000,000; 100,000,000; 150,000,000;
and 100,000,000 shares authorized, respectively)............................................           765,798
                                                                                                 =============

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE..............................     $       12.61
                                                                                                 =============

(1) Formerly the U.S. Government Securities Fund.

The accompanying Notes to Financial Statements are an integral part of these Statements.

   Mid Cap         Value Plus                      Government
 Value Fund          Fund         Value Fund         Fund(1)
-------------   -------------   --------------   -------------
$  20,413,681   $ 155,038,140   $1,154,370,668   $  58,130,075
=============   =============   ==============   =============

$  21,943,051   $ 163,204,262   $1,355,711,468   $  57,572,813
       10,292          67,098           69,014          51,142
      292,998       1,330,828        5,420,090          19,906
        1,000         271,096          399,102              18
          ---             ---              ---             ---
       23,921         499,434        1,113,152         458,095
        5,504          18,452           75,750          10,239
        7,393             ---              ---             ---
       27,555             ---              ---          21,282
-------------   -------------   --------------   -------------
   22,311,714     165,391,170    1,362,788,576      58,133,495
-------------   -------------   --------------   -------------

          ---       1,471,331        1,695,745       6,724,103
       93,330         178,085          392,268           2,448
          ---         781,250        5,625,000           2,895
      300,000       1,500,000       32,200,000             ---
          ---       1,041,690              ---         275,772
       14,516         103,551          870,454          30,074
        7,393             ---              ---             ---
           54             267            5,724             ---
       26,084          81,715          512,041          30,060
-------------   -------------   --------------   -------------
      441,377       5,157,889       41,301,232       7,065,352
-------------   -------------   --------------   -------------
$  21,870,337   $ 160,233,281   $1,321,487,344   $  51,068,143
=============   =============   ==============   =============

$  24,620,156   $ 164,211,580   $1,050,882,556   $  57,534,268
       29,810           3,497              ---           3,092
   (4,308,999      (9,508,755       83,981,484      (5,912,399
    1,529,370       5,526,959      186,623,304        (556,818
-------------   -------------   --------------   -------------
$  21,870,337   $ 160,233,281   $1,321,487,344   $  51,068,143
=============   =============   ==============   =============

    1,940,171      10,881,328       40,402,923       5,364,353
=============   =============   ==============   =============
$       11.27   $       14.73   $        32.71   $        9.52
=============   =============   ==============   =============

STATEMENTS OF OPERATIONS
For the period from January 1, 1999, to June 30, 1999 (Unaudited)

                                                                     Large Cap
                                                                    Value Fund
                                                                    ----------
INVESTMENT INCOME:
 Dividends......................................................... $   72,870
 Interest..........................................................     17,476
 Foreign tax withholding...........................................     (2,558)
                                                                    ----------
   Total investment income.........................................     87,788
                                                                    ----------

EXPENSES:
 Management fees...................................................     30,605
 Distribution fees.................................................     10,202
 Transfer agent fees...............................................     10,276
 Fund accounting fees..............................................      2,089
 Custodian fees....................................................        837
 Printing and communications.......................................      3,175
 Postage...........................................................      4,970
 Legal fees........................................................        212
 Registration fees.................................................      3,819
 Directors' fees...................................................      7,124
 Audit fees........................................................      5,796
 Amortization of organization expenses.............................      1,643
 Other operating expenses..........................................     11,131
                                                                    ----------
 Total expenses before interest expense, dividends on short
    positions, and expense reimbursement and management
    fee waivers....................................................     91,879
 Total interest expense and/or dividends on short positions........        ---
                                                                    ----------
 Total expenses before expense reimbursement and
    management fee waivers.........................................     91,879
 Less: Expense reimbursement and management fee waivers............    (70,347)
                                                                    ----------
 Net expenses......................................................     21,532
                                                                    ----------
NET INVESTMENT INCOME..............................................     66,256
                                                                    ----------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
 Net realized gains (losses) on:
   Long positions..................................................    218,775
   Short positions.................................................        ---
   Futures contracts...............................................        ---
   Options.........................................................        ---
 Net increase (decrease) in unrealized appreciation on:
   Long positions..................................................    244,254
   Futures contracts...............................................        ---
   Options.........................................................        ---
                                                                    ----------
TOTAL REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS........    463,029
                                                                    ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.... $  529,285
                                                                    ==========


(1) Formerly the U.S. Government Securities Fund.

The accompanying Notes to Financial Statements are an integral part of these Statements.

   Mid Cap            Value Plus                                  Government
 Value Fund              Fund               Value Fund              Fund(1)
------------         -----------           ------------           -----------
$    170,709         $ 2,304,504           $  4,061,632                   ---
      14,117           1,571,183                101,902           $ 1,750,542
        (241)            (28,650)              (147,722)                  ---
------------         -----------           ------------           -----------
     184,585           3,847,037              4,015,812             1,750,542
------------         -----------           ------------           -----------

      93,153             537,960              4,855,151               118,561
      31,051             192,128              1,618,383                65,851
      34,344             110,607                674,988                28,034
       2,089               3,652                 17,472                 2,117
       1,587              12,530                131,335                 5,397
       8,405              18,564                185,938                 3,796
      15,483              27,435                244,434                13,323
       1,083               5,569                 53,947                 2,210
       5,920               3,464                  3,458                 1,559
       6,562              10,939                 33,890                 7,886
       5,963               8,431                 29,556                 5,852
       1,643                 ---                    ---                   ---
      16,933              29,681                136,239                20,209
------------         -----------           ------------           -----------

     224,216             960,960              7,984,791               274,795
         ---              56,530              1,127,178                   ---
------------         -----------           ------------           -----------
     224,216           1,017,490              9,111,969               274,795
     (69,441)                ---                    ---               (64,459)
------------         -----------           ------------           -----------
     154,775           1,017,490              9,111,969               210,336
------------         -----------           ------------           -----------
      29,810           2,829,547             (5,096,157)            1,540,206
------------         -----------           ------------           -----------


  (4,189,223)         (6,254,104)            79,626,883              (460,959)
         ---                 ---                    ---                   ---
         ---                 ---              4,211,333               (32,362)
         ---                 ---                 83,127                   ---

   2,258,663          18,166,542             62,741,404            (2,428,845)
         ---          (2,639,163)           (13,720,081)               (2,640)
         ---                 ---                    ---                   ---
------------         -----------           ------------           -----------
  (1,930,560)          9,273,275            132,942,666            (2,924,806)
------------         -----------           ------------           -----------

$ (1,900,750)        $12,102,822           $127,846,509           $(1,384,600)
============         ===========           ============           ===========

STATEMENTS OF CHANGES IN NET ASSETS

                                                --------------------------------
                                                           Large Cap
                                                           Value Fund
                                                --------------------------------
                                                  Jan. 1, 1999
                                                to June 30, 1999    Year Ended
                                                   (Unaudited)     Dec. 31, 1998
                                                ----------------   -------------
OPERATIONS:
  Net investment income........................     $    66,256     $   199,168
  Net realized gains (losses) on investments...         218,775          72,330
  Net increase (decrease) in unrealized
   appreciation on investments.................         244,254        (198,786)
                                                    -----------     -----------
    Net increase (decrease) in net assets
     resulting from operations.................         529,285          72,712
                                                    -----------     -----------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income........................          (2,121)       (197,047)
  Net realized gains on investments............        (138,062)       (169,485)
                                                    -----------     -----------
    Net distributions to shareholders..........        (140,183)       (366,532)
                                                    -----------     -----------

FUND SHARE ACTIVITIES:
  Proceeds from shares issued..................       9,507,798       5,074,757
  Reinvested dividends from net investment
    income and distributions from net
    realized gains on investments..............         135,488         355,161
  Cost of shares redeemed......................      (8,401,249)     (4,776,114)
                                                    -----------     -----------
    Net increase (decrease) in net assets
     derived from Fund share activities........       1,242,037         653,804
                                                    -----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS........       1,631,139         359,984

NET ASSETS AT THE BEGINNING OF THE PERIOD......       8,025,340       7,665,356
                                                    -----------     -----------

NET ASSETS AT THE END OF THE PERIOD............     $ 9,656,479     $ 8,025,340
                                                    ===========     ===========

UNDISTRIBUTED NET INVESTMENT INCOME............     $    66,256     $     2,121
                                                    ===========     ===========


The accompanying Notes to Financial Statements are an integral part of these Statements.

------------------------------------        ------------------------------------
              Mid Cap                                    Value Plus
            Value Fund                                      Fund
------------------------------------        -----------------------------------
  Jan. 1, 1999                                Jan. 1, 1999
to June 30, 1999        Year Ended          to June 30, 1999       Year Ended
   (Unaudited)         Dec. 31, 1998           (Unaudited)        Dec. 31, 1998
----------------       -------------        ----------------      -------------
   $     29,810             212,413            $   2,829,547      $  10,626,057
     (4,189,223)            (60,288)              (6,254,104)        (3,254,234)
      2,258,663          (4,914,405)              15,527,379        (35,114,200)
   ------------        ------------            -------------      -------------
     (1,900,750)         (4,762,280)              12,102,822        (27,742,377)
   ------------        ------------            -------------      -------------

             --            (212,413)              (3,027,168)       (10,437,624)
             --                  --                       --           (539,961)
   ------------        ------------            -------------      -------------
             --            (212,413)              (3,027,168)       (10,977,585)
   ------------        ------------            -------------      -------------

      3,442,423          29,193,427               83,506,191        225,703,596

             --             211,255                1,579,348          9,753,798

    (14,357,499)        (26,301,867)            (108,241,906)      (358,704,802)
   ------------        ------------            -------------      -------------

    (10,915,076)          3,102,815              (23,156,367)      (123,247,408)
   ------------        ------------            -------------      -------------

    (12,815,826)         (1,871,878)             (14,080,713)      (161,967,370)

     34,686,163          36,558,041              174,313,994        336,281,366
   ------------        ------------            -------------      -------------

   $ 21,870,337        $ 34,686,163            $ 160,233,281      $ 174,313,996
   ============        ============            =============      =============

   $     29,810        $         --            $       3,497      $     201,118
   ============        ============            =============      =============

STATEMENTS OF CHANGES IN NET ASSETS

OPERATIONS:
 Net investment income......................................................................
 Net realized gains (losses) on investments.................................................
 Net increase (decrease) in unrealized appreciation on
  investments...............................................................................

   Net increase (decrease) in net assets resulting from
    operations..............................................................................

DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income......................................................................
 Net realized gains on investments..........................................................

   Net distributions to shareholders........................................................

FUND SHARE ACTIVITIES:
 Proceeds from shares issued................................................................
 Proceeds from Fund merger..................................................................
 Reinvested dividends from net investment income and
  distributions from net realized gains on investments......................................

 Cost of shares redeemed....................................................................

   Net increase (decrease) in net assets derived from Fund
     share activities.......................................................................

TOTAL INCREASE (DECREASE) IN NET ASSETS.....................................................

NET ASSETS AT THE BEGINNING OF THE PERIOD...................................................

NET ASSETS AT THE END OF THE PERIOD.........................................................

UNDISTRIBUTED NET INVESTMENT INCOME.........................................................

(1)  Formerly the U.S. Government Securities Fund.

The accompanying Notes to Financial Statements are an integral part of these Statements.

               --------------------------------------                    -----------------------------------
                               Value                                                 Government
                               Fund                                                    Fund/(1)/
               --------------------------------------                    -----------------------------------

                 Jan. 1, 1999                                              Jan. 1, 1999
               to June 30, 1999          Year Ended                      to June 30, 1999        Year Ended
                 (Unaudited)           Dec. 31, 1998                        (Unaudited)        Dec. 31, 1998
               ----------------        --------------                    ----------------      -------------
               $     (5,096,157)       $    4,393,333                    $      1,540,206      $   3,067,612
                     83,921,343            57,797,743                            (493,321)           739,120
                     49,021,323          (289,725,122)                         (2,431,485)           321,544
               ----------------        --------------                    ----------------      -------------
                    127,846,509          (227,534,046)                         (1,384,600)         4,128,276
               ----------------        --------------                    ----------------      -------------

                            ---            (3,004,029)                         (1,537,114)        (3,069,809)
                            ---           (33,890,119)                                ---                ---
               ----------------        --------------                    ----------------      -------------
                            ---           (36,894,148)                         (1,537,114)        (3,069,809)
               ----------------        --------------                    ----------------      -------------


                    126,146,630           343,555,971                           9,543,962         26,715,684
                            ---           104,944,820                                 ---                ---


                            ---            33,363,615                             991,951          2,330,317
                   (478,064,352)         (798,592,335)                        (11,431,558)       (23,781,051)
               ----------------        --------------                    ----------------      -------------

                   (351,917,722)         (316,727,929)                           (895,645)         5,264,950
               ----------------        --------------                    ----------------      -------------

                   (224,071,213)         (581,156,123)                         (3,817,359)         6,323,417

                  1,545,558,557         2,126,714,680                          54,885,502         48,562,085

               ----------------        --------------                    ----------------      -------------

               $  1,321,487,344        $1,545,558,557                    $     51,068,143      $  54,885,502
               ================        ==============                    ================      =============

               $            ---        $          ---                    $          3,092      $         ---
               ================        ==============                    ================      =============

FINANCIAL HIGHLIGHTS

                                                                                 Large Cap Value Fund
                                                   ---------------------------------------------------------------------
                                                        For the six
                                                       months ended       For the year ended            Oct. 11, 1996/(1)/
                                                       June 30, 1999          December 31,                  through
                                                        (Unaudited)       1998           1997             Dec. 31, 1996
                                                    --------------------------------------------------------------------
Per Share Data
Net asset value, beginning of period............    $       11.94           $   12.30        $   10.50        $      10.00
Income (loss) from investment operations:
   Net investment income........................             0.11                0.30             0.11                  --
   Net realized and unrealized gains (losses)
     on investments.............................             0.81               (0.10)            2.28                0.50
                                                    -------------           ---------        ---------        ------------
     Total income (loss) from investment
       operations...............................             0.92                0.20             2.39                0.50
                                                    -------------           ---------        ---------        ------------
Less distributions from:
   Net investment income........................             0.00               (0.30)           (0.11)                 --
   Net realized gains on investments............            (0.25)              (0.26)           (0.48)                 --
                                                    -------------           ---------        ---------        ------------
     Total distributions........................            (0.25)              (0.56)           (0.59)                 --
                                                    -------------           ---------        ---------        ------------
Net asset value, end of period..................    $       12.61           $   11.94        $   12.30        $      10.50
                                                    =============           =========        =========        ============
Total Return....................................              8.0%/(2)/           1.7%            22.9%                5.0%/(2)/
Ratios and Supplemental Data
   Net assets, end of period
     (in thousands).............................    $       9,656           $   8,025        $   7,665        $      2,441
   Ratio of net expenses to average
     net assets.................................             0.53%/(3)(4)/       0.00%/(4)/       1.36%/(4)/          2.73%/(3)/
   Ratio of net investment income (loss)
     to average net assets......................             1.62/(3)(4)/        2.37%/(4)/       1.14%/(4)/         (0.25)%/(3)/
   Portfolio turnover rate......................               51%                 48%              30%                  1%

                                                                                Mid Cap Value Fund
                                                     ------------------------------------------------------------------------
                                                          For the six
                                                         months ended       For the year ended            Oct. 11, 1996/(1)/
                                                         June 30, 1999          December 31,                  through
                                                          (Unaudited)       1998           1997             Dec. 31, 1996
                                                     ------------------------------------------------------------------------
Per Share Data
Net asset value, beginning of period............     $       11.69          $   12.78       $   10.66       $      10.00
Income (loss) from investment operations:
   Net investment income........................              0.02               0.07            0.05                 --
   Net realized and unrealized gains (losses)
     on investments.............................             (0.44)             (1.09)           2.38               0.66
                                                     -------------          ---------       ---------       ------------
     Total income (loss) from investment
       operations...............................             (0.42)             (1.02)           2.43               0.66
                                                     -------------          ---------       ---------       ------------
Less distributions from:
   Net investment income........................                --              (0.07)          (0.05)                --
   Net realized gains on investments............                --                 --           (0.26)                --
                                                     -------------          ---------       ---------       ------------
     Total distributions........................                --              (0.07)          (0.31)                --
                                                     -------------          ---------       ---------       ------------
Net asset value, end of period..................     $       11.27          $   11.69       $   12.78       $      10.66
                                                     =============          =========       =========       ============
Total Return....................................              (3.6)%/(2)/        (8.0)%          22.8%               6.6%/(2)/
Ratios and Supplemental Data
   Net assets, end of period
     (in thousands).............................     $      21,870          $  34,686       $  36,558       $      6,934
   Ratio of net expenses to average
     net assets.................................              1.25%/(3)(5)/      1.25%/(5)/      1.29%/(5)/         1.94%/(3)/
   Ratio of net investment income (loss)
     to average net assets......................              0.24%/(3)(5)/      0.52%/(5)/      0.54%/(5)/        (0.16)%/(3)/
   Portfolio turnover rate......................                53%                47%             48%                 4%

(1)  Commencement of operations.
(2)  Not annualized.
(3)  Annualized.
(4) If there had been no expense reimbursement or management fee waiver by the Advisor, the ratio of net expenses to average net assets for the period ended June 30, 1999 and the years ended December 31, 1998 and 1997 would have been 2.25%, 1.92% and 2.00%, respectively, and the ratio of net investment income to average net assets would have been 0.0%, 0.45% and 0.50%, respectively.
(5) If there had been no expense reimbursement or management fee waiver by the Advisor, the ratio of net expenses to average net assets for the period ended June 30, 1999 and the years ended December 31, 1998 and 1997 would have been 1.81%, 1.34% and 1.32%, respectively, and the ratio of net investment income to average net assets would have been 0.0%, 0.43% and 0.51%, respectively.

The accompanying Notes to Financial Statements are an integral part of these Statements.

FINANCIAL HIGHLIGHTS

                                                                                      Value Plus Fund
                                                     -----------------------------------------------------------------------------
                                                         For the six
                                                         months ended
                                                         June 30, 1999                    For the year ended December 31,
                                                          (Unaudited)           1998          1997      1996       1995      1994
                                                     -----------------------------------------------------------------------------
Per Share Data
Net asset value, beginning of period................     $       13.80        $  16.13     $  13.73    $11.17     $  9.53   $10.45
Income (loss) from investment operations:
   Net investment income............................              0.27            0.62         0.48      0.38        0.41     0.41
   Net realized and unrealized gains (losses)
     on investments.................................              0.95           (2.32)        3.66      3.33        1.89    (0.92)
                                                         -------------        --------     --------    ------     -------   ------
     Total income (loss) from investment
       operations...................................              1.22           (1.70)        4.14      3.71        2.30    (0.51)
                                                         -------------        --------     --------    ------     -------   ------
Less distributions from:
   Net investment income............................             (0.29)          (0.60)       (0.48)    (0.38)      (0.41)   (0.41)
   Net realized gains on investments................                --           (0.03)       (1.26)    (0.77)      (0.25)      --
                                                         -------------        --------     --------    ------     -------   ------
     Total distributions............................             (0.29)          (0.63)       (1.74)    (1.15)      (0.66)   (0.41)
                                                         -------------        --------     --------    ------     -------   ------
Net asset value, end of period......................     $       14.73        $  13.80     $  16.13    $13.73     $ 11.17   $ 9.53
                                                         =============        ========     ========    ======     =======   ======
Total Return/(1)/...................................               9.1%/(2)/     (10.8)%       30.6%     33.8%       24.4%    (4.9)%

Ratios and Supplemental Data
   Net assets, end of period (in thousands).........     $     160,233        $174,314     $336,281   $66,582     $19,123   $9,884
   Ratio of operating expenses to average
     net assets.....................................              1.24%/(3)/      1.21%        1.12%     1.45%       1.54%    1.80%
   Ratio of interest expense to average
     net assets.....................................              0.07%/(3)/      0.03%          --        --          --       --
   Ratio of net investment income to average
     net assets.....................................              3.65%/(3)/      3.77%        3.32%     3.23%       3.90%    4.39%
   Portfolio turnover rate..........................                52%/(3)/        64%          74%       73%        150%     127%

(1) The contingent deferred sales charge in effect for the Fund prior to June 1, 1994 is not reflected in Total Return.
(2) Not annualized.
(3) Annualized.

The accompanying Notes to Financial Statements are an integral part of this Statement.

FINANCIAL HIGHLIGHTS


                                                                                          Value Fund
                                                      ----------------------------------------------------------------------------
                                                           For the six
                                                           months ended
                                                          June 30, 1999                  For the year ended December 31,
                                                           (Unaudited)             1998          1997        1996          1995
                                                      ----------------------------------------------------------------------------
Per Share Data
Net asset value, beginning of period..................    $       29.29         $    33.87    $    31.65   $    27.95   $    22.72
Income (loss) from investment  operations:
  Net investment income (loss)........................            (0.13)              0.08          0.17         0.06         0.13
  Net realized and unrealized gains (losses)
    on investments....................................             3.55              (3.97)         7.09         5.78         6.63
                                                          -------------         ----------    ----------   ----------   ----------
    Total income (loss) from investment
    operations........................................             3.42              (3.89)         7.26         5.84         6.76
                                                          -------------         ----------    ----------   ----------   ----------

Less distributions from:
  Net investment income...............................               --              (0.06)        (0.17)       (0.06)       (0.13)
  Net realized gains on investments...................               --              (0.63)        (4.87)       (2.08)       (1.40)
                                                          -------------         ----------    ----------   ----------   ----------
    Total distributions...............................               --              (0.69)        (5.04)       (2.14)       (1.53)
                                                          -------------         ----------    ----------   ----------   ----------
Net asset value, end of period........................    $       32.71         $    29.29    $    33.87   $    31.65   $    27.95
                                                          =============         ==========    ==========   ==========   ==========

Total Return/(1)/.....................................             11.7%/(2)/        (11.5)%        23.2%        21.0%        29.8%

Ratios and Supplemental Data
  Net assets, end of period (in thousands)............    $   1,321,487         $1,545,495    $2,126,715   $1,626,760   $1,190,926
  Ratio of operating expenses to average
    net assets........................................             1.24%/(3)/         1.15%         1.12%        1.23%        1.29%
  Ratio of interest expense to average net assets.....             0.17%/(3)/           --            --           --           --
  Ratio of net investment income (loss) to
    average net assets................................            (0.78)%/(3)/        0.22%         0.49%        0.22%        0.61%
  Portfolio turnover rate.............................               11%                36%           55%          31%          31%

                                                                ---------



                                                                   1994
                                                                ---------
Per Share Data
Net asset value, beginning of period..................          $   23.22
Income (loss) from investment  operations:
  Net investment income (loss)........................              (0.09)
  Net realized and unrealized gains (losses)
    on investments....................................               0.47
                                                                ---------
    Total income (loss) from investment
    operations........................................               0.38
                                                                ---------

Less distributions from:
  Net investment income...............................                 --
  Net realized gains on investments...................              (0.88)
                                                                ---------
    Total distributions...............................              (0.88)
                                                                ---------
Net asset value, end of period.......................           $   22.72
                                                                =========

Total Return/(1)/.....................................                1.7%

Ratios and Supplemental Data
  Net assets, end of period (in thousands)............          $ 339,364
  Ratio of operating expenses to average
    net assets........................................               1.39%
  Ratio of interest expense to average net assets.....                 --
  Ratio of net investment income (loss) to
    average net assets................................              (0.52)%
  Portfolio turnover rate.............................                 35%

(1) The contingent deferred and initial sales charges in effect for the Fund prior to June 1, 1994 are not reflected in Total Return.
(2) Not annualized.
(3) Annualized.

The accompanying Notes to Financial Statements are an integral part of this Statement.

FINANCIAL HIGHLIGHTS

                                                                                     Government Fund
                                                                     (formerly the U.S. Government Securities Fund)
                                                     ----------------------------------------------------------------------------
                                                         For the six
                                                         months ended
                                                        June 30, 1999                    For the year ended December 31,
                                                         (Unaudited)             1998      1997      1996       1995       1994
                                                     ----------------------------------------------------------------------------
Per Share Data
Net asset value, beginning of period................    $       10.06          $  9.85   $  9.54    $  9.96    $  8.91    $ 10.50
Income (loss) from investment operations:
  Net investment income.............................             0.28             0.57      0.58       0.59       0.60       0.59
  Net realized and unrealized gains (losses)
    on investments..................................            (0.54)            0.21      0.31      (0.42)      1.05      (1.59)
                                                        -------------          -------   -------    -------    -------    -------
    Total income (loss) from investment
    operations......................................            (0.26)            0.78      0.89       0.17       1.65      (1.00)
                                                        -------------          -------   -------    -------    -------    -------
Less distributions from:
  Net investment income.............................            (0.28)           (0.57)    (0.58)     (0.59)     (0.60)     (0.59)
                                                        -------------          -------   -------    -------    -------    -------
    Total distributions.............................            (0.28)           (0.57)    (0.58)     (0.59)     (0.60)     (0.59)
                                                        -------------          -------   -------    -------    -------    -------
Net asset value, end of period......................    $        9.52            10.06   $  9.85    $  9.54    $  9.96    $  8.91
                                                        =============          =======   =======    =======    =======    =======
Total Return/(1)/...................................             (2.6)%/(2)/       8.1%      9.7%       2.0%      19.0%      (9.6)%
Ratios and Supplemental Data
  Net assets, end of period (in thousands)..........    $      51,068          $54,886   $48,562    $51,713    $66,261    $64,807
  Ratio of net expenses to average
    net assets/(4)/.................................             0.80%/(3)/       0.76%     0.87%      1.06%      1.07%      1.07%
 Ratio of net investment income to
   average net assets/(4)/..........................             5.85%/(3)/       5.73%     6.12%      6.36%      6.31%      6.30%
 Portfolio turnover rate............................               83%              90%      143%        30%        97%        95%

(1) The contingent deferred and initial sales charges in effect for the Fund prior to June 1, 1994 are not reflected in Total Return.
(2) Not annualized.
(3) Annualized.
(4) If there had been no expense reimbursement or management fee waiver by the Advisor, the ratios of net expenses to average net assets for the period ended June 30, 1999 and the years ended December 31, 1998, 1997, 1996, 1995, and 1994, would have been 1.24%, 1.16%, 1.20%, 1.21%, 1.22%, and 1.22%, respectively, and the ratios of net investment income to average net assets would have been 5.40%, 5.33%, 5.79%, 6.21%, 6.16%, and 6.15%, respectively.

The accompanying Notes to Financial Statements are an integral part of this Statement.

                         NOTES TO FINANCIAL STATEMENTS
                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------
(1)  Organization

     Heartland Group, Inc. (the "Corporation") is registered as an open-end management company under the Investment Company Act of 1940. The Large Cap Value Fund, Mid Cap Value Fund, Value Plus Fund, Value Fund, and Government Fund (formerly known as the U.S. Government Securities Fund) (the "Funds"), each of which is a diversified fund, are five of the nine series of funds issued by the Corporation at June 30, 1999.

(2)  Summary of Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Funds in the preparation of the financial statements:

     (a) Portfolio securities which are traded on stock exchanges are valued at the last sales price as of the close of business on the day the securities are being valued, or, lacking any sales, at the latest bid price. Each over-the-counter security for which the last sale price on the day of valuation is available from NASDAQ is valued at that price. All other securities traded in the over-the-counter market are valued at the most recent bid prices. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using exchange rates as of the close of the New York Stock Exchange. Debt securities are stated at fair value as furnished by independent pricing services based primarily upon information concerning market transactions and dealer quotations for similar securities, or by dealers who make markets in such securities. Debt securities having maturities of 60 days or less may be valued at acquisition cost, plus or minus any amortized discount or premium. Securities and other assets for which quotations are not readily available are valued at their fair value using methods determined by the Board of Directors.

     (b) The Funds' policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Accordingly, no Federal income tax provision is required.

          At June 30, 1999, the Mid Cap Value Fund and Value Plus Fund had Federal income tax capital loss carryforwards of $118,353 and $260,654, respectively, which expire in 2006. The Government Fund had Federal income tax capital loss carryforwards of $4,115,982 expiring in 2002, $858,458 expiring in 2003 and $358,754 expiring in 2005. The
          Funds do not intend to make distributions of any future realized capital gains until their Federal income tax capital loss carryforwards are completely utilized.

          Statement of Position 93-2 requires that permanent financial reporting and tax differences be reclassified to paid in capital. Net assets are not affected by these reclassifications.

          Net realized gains or losses may differ for Federal income tax purposes primarily as a result of post-October losses which may not be recognized for tax purposes until the first day of the following fiscal year, wash sales, and the marking-to-market of open futures contracts.

     (c) Net investment income, if any, is distributed to each shareholder as a dividend. Dividends from the Large Cap Value, Mid Cap Value and Value Funds are declared and paid at least annually. Dividends from the Value Plus Fund are declared and paid quarterly. Dividends from the Government Fund are declared daily and distributed monthly. Dividends are recorded on the ex-dividend date. Net realized gains on investments, if any, are distributed at least annually.

     (d) The Funds record security and shareholder transactions no later than trade date plus one. Net realized gains and losses on investments are computed on the identified cost basis. The portion of security gains and losses resulting from changes in foreign exchange rates is included with net realized and unrealized gains or losses from investments. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. The Funds amortize premium and accrete discount on investments utilizing the effective interest method.

     (e) The Funds are charged for those expenses that are directly attributable to them. Expenses that are not directly attributable to any one Fund are typically allocated among all Funds issued by the Corporation in proportion to their respective net assets, number of open shareholder accounts, or net sales, as applicable.

     (f) Each Fund may enter into futures contracts for hedging purposes, such as to protect against anticipated declines in the market value of its portfolio securities, or to manage exposure to changing interest rates. Upon entering into a futures contract, a Fund pledges to the broker securities equal to the minimum "initial margin" requirements of the exchange. Additionally, the Fund receives from or pays to the broker on a daily basis an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin," and are recorded by the Fund as unrealized gains or losses. When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

          The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The predominant risk is that the movement of a futures contract's price may result in a loss which could render a portfolio's hedging strategy unsuccessful. The Funds had the following open short futures contracts at June 30, 1999.

          Value Plus Fund

                          Number of     Expiration     Unrealized       Notional
          Type            Contracts        Date       Depreciation       Value
          ----            ---------        ----       ------------       -----
          S&P 500            (125)    September 1999  $ (2,639,163)    $(15,625,000)

          Value Fund

                          Number of     Expiration     Unrealized       Notional
          Type            Contracts        Date       Depreciation       Value
          ----            ---------        ----       ------------       -----
          S&P 500            (900)    September 1999  $(14,717,496)    $(112,500,000)

          Government Fund

                          Number of     Expiration     Unrealized       Notional
          Type            Contracts        Date       Appreciation       Value
          ----            ---------        ----       ------------       -----
          U.S. Treasury       (10)    September 1999  $        444   $(1,250,000)

     (g) The Large Cap Value, Mid Cap Value, Value Plus and Value Funds may each engage in "short sales against the box." These transactions involve selling a security that a Fund owns for delivery at a specified date in the future. Similarly, each of these Funds may also engage in short sales of securities of an issuer ("acquiror") that has publicly announced a proposed or pending transaction in which a portfolio security of the Fund will be converted into securities of the acquiror.

          For financial statement purposes, an amount equal to a short sale's settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position.Subsequent fluctuations in the market prices of securities sold short, at value, may require purchasing the securities at prices which may differ from the market value reflected on the Statement of Assets and Liabilities. The Fund is liable for any dividends payable on securities while those securities are in a short position.

     (h) A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the "Act") or pursuant to the resale limitations provided by Rule 144 under the Act, or an exemption from the registration requirements of the Act. At June 30, 1999, the Value Plus and Government Funds held restricted securities equaling 2.2% and 5.9% of net assets, respectively.

          Restricted securities that are eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Act, provided that such securities have been determined to be liquid pursuant to the guidelines adopted by the Board of Directors, are valued at fair value as furnished by independent pricing services. All other restricted securities are identified below.

          Value Plus Fund

                                                                               Acquisition
          Security                      Par Value      Cost       Fair Value      Date
          --------                      ---------      ----       ----------   -----------
          Source Capital Corporation
            Conv. Bond
            7.50% 03/01/2008            $1,400,000    $1,400,000  $1,048,689      2/98

     (i) The Funds each may write covered call options and purchase put options that are traded on recognized U.S. exchanges and enter into closing transactions with respect to such options. The Large Cap Value and Mid Cap Value Funds may also purchase call options. The Funds may enter into options transactions for hedging purposes, and will not use these instruments for speculation.

          For the period from January 1, 1999 through June 30, 1999, the Funds had the following transactions in written covered call options:

          Value Fund

                                                          Number of    Premium
                                                          Contracts     Amount
                                                          ----------   -------
          Balance at January 1, 1999                             --          --
          Options opened (ICNPharmaceuticals, Inc. 6/99)        420    $ 83,127)
          Options expired (ICNPharmaceuticals, Inc. 6/99)      (420)    (83,127)
          Options closed                                         --          --
                                                          ---------    --------
          Balance at June 30, 1999                               --    $     --
                                                          =========    ========

     (j) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(3)  Credit Facility

     Deutsche Bank AG, has made available to eight of the nine series of funds issued by the Corporation, including the Large Cap Value, Mid Cap Value, Value Plus and Value Funds, a $100 million credit facility pursuant to a Credit Agreement ("Agreement"), most recently amended December 29, 1998. The purpose of the Agreement is to provide liquidity for meeting portfolio redemptions on a short-term basis. Outstanding principal amounts under the credit facility bear interest at a rate per annum equal to the New York Interbank Offering Rate plus 0.4% or the prime rate. Commitment fees are computed at a rate per annum equal to 0.08% of the Funds' proportional daily average unutilized credit. Commitment fees paid during the period from January 1, 1999 to June 30, 1999 for the Large Cap Value, Mid Cap Value, Value Plus, and Value Funds amounted to $43, $153, $864 and $8,068, respectively. During the period from January 1, 1999 through June 30, 1999, the following Funds utilized the credit facility:

                          Outstanding    Average     Maximum
                             Average     Interest   Outstanding   Interest
          Fund            Daily Balance    Rate      Balance      Expense
          ----            -------------  --------   -----------   ----------
     Mid Cap Value Fund    $   102,762      5.31%   $ 1,200,000   $    3,600
     Value Plus Fund         2,197,790      5.35     13,100,000       56,530
     Value Fund             42,127,624      5.32     70,400,000    1,127,178

(4)  Investment Management Fees and Transactions with Related Parties

     The Funds have management agreements with Heartland Advisors, Inc. (the "Advisor") to serve as investment advisor and manager. Under the terms of the agreement, the Large Cap Value, Mid Cap Value and Value Funds pay the Advisor a monthly management fee at the annual rate of 0.75% of the daily net asset value of the Funds; the Value Plus Fund pays the Advisor a monthly management fee at the annual rate of 0.70% of the daily net asset value of the Fund; and the Government Fund pays the Advisor a monthly management fee at the annual rate of 0.65% of the first $100 million of the Fund's average daily net assets, 0.50% of the next $400 million of net assets, and 0.40% on net assets in excess of $500 million.

     The Funds have adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Distributor is Heartland Advisors, Inc. (the "Distributor"). The Plan requires the Funds to pay to the Distributor a quarterly distribution fee on an annual basis up to 0.25% of their daily net assets. Additionally, for the period from January 1, 1999, through June 30, 1999, the Distributor received for the Value Plus and Value Funds $4,500 and $62,000, respectively, for brokerage fees on the execution of purchases and sales of portfolio investments.

     Effective May 1, 1999, the Funds entered into an agreement with the Advisor to perform certain bookkeeping and accounting services. Under the terms of the agreement, each Fund pays the Advisor a monthly fee at an annual rate of $12,500 plus 0.0075% of average daily net assets for the Large Cap Value, Mid Cap Value, and Value Funds, 0.0080% of average daily net assets for the Value Plus Fund and 0.0085% of average daily net assets for the Government Fund.

     For the Large Cap Value Fund, the Advisor voluntarily waived the entire management and distribution fees and reimbursed all other expenses through April 30, 1999. For the Mid Cap Value Fund, the Advisor voluntarily reimbursed the Fund to the extent that annual total fund operating expenses exceeded 1.25% through April 30, 1999. For the Government Fund, the Advisor collected a partial management fee at an annual rate of 0.25% of the Fund's average daily net assets through April 30, 1999. Effective May 1, 1999, the Advisor contractually committed to waive fees paid, through April 30, 2000, to the extent that annual fund operating expenses exceed 0.95% for the

     Large Cap Value Fund, 1.25% for the Mid Cap Value Fund, and 0.80% for the Government Fund. After that date the Advisor may reinstate all or a portion of the Funds' fees or discontinue waivers and reimbursements at any time. If a Fund's operating expenses fall below the expense limitation, the Fund will begin paying the Advisor for fees previously waived and expenses previously reimbursed. This repayment will continue for up to three years after the end of the fiscal year in which a fee is waived or an expense is paid, subject to any expense limitation then in effect, until the Fund has repaid the Advisor for the entire amount or such three-year period expires.

     Officers and certain directors of the Corporation are also officers and/or directors of Heartland Advisors, Inc.; however, they receive no compensation from the Funds.

     As permitted under Rule 10f-3 of the Investment Company Act of 1940, the Board of Directors of the Corporation has adopted a plan which will allow the Funds, under certain conditions described in the Rule, to acquire newly-issued securities from syndicates in which the Distributor is a member.

(5)  Deferred Organization Expenses

     For the Large Cap Value and Mid Cap Value Funds, organization expenses have been deferred and are being amortized on a straight-line basis over sixty months. Payments for these expenses were advanced by the Advisor, who will be reimbursed by the Funds over the same period. The proceeds of any redemption of the initial shares by the original shareholders will be reduced by a pro-rata portion of any then unamortized expenses. Unamortized deferred organization expenses and the related payable to the Advisor at June 30, 1999, for the Large Cap Value and Mid Cap Value Funds were $7,393 and $7,393, respectively. Reimbursements to the Advisor of these amounts by the Funds will be subject to any expense limitations and reimbursements in effect for the Funds at the time.

(6)  Investment Transactions

     During the period from January 1, 1999 through June 30, 1999, purchases and sales of securities, other than short-term obligations, were as follows (in thousands):

                           Large Cap   Mid Cap      Value
                             Value      Value       Plus    Value     Government
                             Fund       Fund        Fund    Fund        Fund
                           ---------   --------    -------- --------- ----------
     Cost of purchases     $  5,049    $ 12,903    $ 80,754  $149,544  $72,536
     Proceeds from
       sales                  3,795      22,618     103,868   439,524   74,180

     Included in these transactions were purchases and sales of U.S. obligations as follows (in thousands):

                           Large Cap   Mid Cap      Value
                             Value      Value       Plus    Value     Government
                             Fund       Fund        Fund    Fund        Fund
                           ---------   --------    -------- --------- ----------
     Cost of purchases     $      -    $      -    $      _  $      -  $ 62,849
     Proceeds from
       sales                      -           -           -         -    74,138

     At June 30, 1999, the gross unrealized appreciation and depreciation on investments for tax purposes, excluding securities sold short, was as follows (in thousands):

                           Large Cap   Mid Cap      Value
                             Value      Value       Plus    Value     Government
                             Fund       Fund        Fund    Fund        Fund
                           ---------   --------    -------- --------- ----------
     Appreciation          $  1,000    $  2,605    $ 21,846 $  376,717  $   264
     Depreciation              (400)     (1,077)    (14,100)  (176,295)    (902)
                           ---------   --------    --------  --------- --------
     Net Unrealized             600       1,528       7,746    200,422     (638)
                           =========   ========    ========  ========= ========

     At June 30, 1999, the cost of securities for federal income tax purposes were as follows (in thousands):

                           Large Cap   Mid Cap      Value
                             Value      Value       Plus    Value     Government
                             Fund       Fund        Fund    Fund        Fund
                           ---------   --------    -------- --------- ----------
     Tax cost              $  9,058    $ 20,415    $155,460 $1,155,308  $58,211

(7)  Fund Merger

     On November 6, 1998, the assets of the Heartland Small Cap Contrarian Fund were merged into the Heartland Value Fund in a taxable exchange for 3,534,686 fund shares valued at $104,944,820.

(8)  Fund Share Transactions

     For the period from January 1, 1999 through June 30, 1999, Fund share transactions were as follows:

                                                  Large Cap      Mid Cap       Value
                                                    Value         Value         Plus
                                                    Fund          Fund          Fund
                                                  ---------    ---------     ---------
     Shares issued                                  776,502      314,458     6,076,251
     Reinvested dividends from net
       investment income and distributions
       from net realized gains on investments        12,295           --       126,445
     Shares redeemed                               (694,945)  (1,342,069)   (7,957,351)
                                                  ---------   ----------     ---------
     Net increase (decrease) in Fund shares          93,852   (1,027,611)   (1,754,655)
                                                  =========   ==========     =========

                                                  Value            Government
                                                  Fund                Fund
                                                -----------      ------------
     Shares issued                                4,270,905          967,973
     Reinvested dividends from net
       investment income                                 --          101,034
     Shares redeemed                            (16,641,717)      (1,162,156)
                                                -----------      ------------
     Net decrease in Fund shares                (12,370,812)         (93,149)
                                                ===========      ============

     For the year ended December 31, 1998, Fund share transactions were as follows:

                                                  Large Cap      Mid Cap        Value
                                                    Value         Value         Plus
                                                    Fund          Fund          Fund
                                                  ----------   ---------     ----------
     Shares issued                                  401,310    2,187,851     14,346,157
     Reinvested dividends from net
       investment income and distributions
       from net realized gains on investments        30,175       18,666        642,360
     Shares redeemed                               (382,841)  (2,099,901)   (23,197,247)
                                                  ----------   ---------     ----------
     Net increase (decrease) in Fund shares          48,644      106,616     (8,208,730)
                                                  ==========   =========     ==========

                                                  Value             Government
                                                   Fund               Fund
                                                 ----------        -----------
     Shares issued (non-merger)                  10,451,409         2,677,140
     Shares issued (merger related)               3,534,686                --
     Reinvested dividends from net
       investment income and distributions
       from net realized gains on investments     1,151,769           233,351
     Shares redeemed                            (25,157,053)       (2,383,080)
                                                ------------       ----------
     Net increase (decrease) in Fund shares     (10,019,189)          527,411
                                                ===========        ==========

(9)  Transactions with Affiliates

     The following companies are affiliated with the Value Plus and Value Funds; that is, the Funds held 5% or more of the outstanding voting securities during the period from January 1, 1999 through June 30, 1999. Such companies are defined in Section (2)(a)(3) of the Investment Company Act of 1940.

Value Plus Fund

                                               Share                                      Share                       Realized
                                            Balance at                                  Balance at                     Gains
Security Name                              Jan. 1, 1999      Purchases       Sales     June 30, 1999    Dividends     (Losses)
---------------------------------------------------------------------------------------------------------------------------------
Cooker Restaurant Corporation                   500,000        100,000            0          600,000    $   50,000    $           0
Decorator Industries, Inc.                      312,500         37,500          400          349,600        46,375             (314)
Hanover Foods Corporation (Class A)                   0         50,500            0           50,500        13,888                0
Insteel Industries, Inc.                        430,800              0            0          430,800        51,696                0
Oil-Dri Corporation of America                  470,000              0            0          470,000        84,600                0
Tab Products Company                            211,100        288,900            0          500,000        31,425                0
WPR Corporation                                       0        400,000            0          400,000             0                0
                                                                                                        ----------    -------------
                                                                                                        $  277,984    $        (314)
                                                                                                        ==========    =============

Value Fund

                                               Share                                       Share                         Realized
                                            Balance at                                   Balance at                       Gains
Security Name                              Jan. 1, 1999      Purchases       Sales     June 30, 1999    Dividends       (Losses)
-----------------------------------------------------------------------------------------------------------------------------------
ACT Networks, Inc.                              823,100              0      823,100                0    $        0    $   4,372,973
Advocat, Inc.                                   530,500              0            0          530,500             0                0
Akita Drilling Ltd. (Class A)                   748,600              0            0          748,600        69,688                0
Aldila, Inc.                                    962,300         37,700            0        1,000,000             0                0
Align-Rite International, Inc.                  300,000              0            0          300,000             0                0
Allied Healthcare Products, Inc.                775,000              0            0          775,000             0                0
The Alpine Group, Inc.                        1,008,100              0       14,000          994,100             0           51,212
American Buildings Company                      500,000              0      500,000                0             0        4,484,153
Amwest Insurance Group, Inc.                    242,000/(1)/         0            0          242,000        43,560                0
Asia Pacific Wire & Cable Corporation Ltd.      700,000          6,000            0          706,000             0                0
Badger Meter, Inc.                              200,000              0            0          200,000        72,000                0
Baldwin Piano & Organ Company                   331,500              0            0          331,500             0                0
Barrett Business Services, Inc.                 625,000          7,400            0          632,400             0                0
Bitstream, Inc.                                 492,200         90,000            0          582,200             0                0
BTG, Inc.                                       800,000              0            0          800,000             0                0
Buckhead America Corporation                    184,600              0            0          184,600             0                0
Business Resource Group                         486,000              0            0          486,000             0                0
Cameron Ashley Building Products, Inc.          500,000              0            0          500,000             0                0
Campbell Resources, Inc.                     12,000,000              0            0       12,000,000             0                0
Caretenders Health Corporation                  308,900              0            0          308,900             0                0
Catalina Lighting, Inc.                         710,000              0            0          710,000             0                0
Catherine Stores Corporation                    500,000              0            0          500,000             0                0
CHC Helicopter Corporation (Class A)            536,000              0            0          536,000             0                0
The Cherry Corporation (Class A)                957,000              0       12,200          944,800             0           13,444
Chic By H.I.S., Inc.                            985,000              0      534,800          450,200             0       (2,859,823)
Children's Broadcasting Corporation             680,000              0            0          680,000             0                0
Children's Comprehensive Services, Inc.         275,000        185,000            0          460,000             0                0
Chronimed, Inc.                                 500,000        110,000            0          610,000             0                0
Ciprico, Inc.                                   490,000              0            0          490,000             0                0
Clayton Williams Energy, Inc.                   595,000              0       31,400          563,600             0         (209,603)
Cohesion Technologies, Inc.                     878,500              0       65,500          813,000             0          (49,531)
Collagen Aesthetics, Inc.                       878,500              0            0          878,500             0                0
Comdial Corporation                             500,000         16,500            0          516,500             0                0
Commonwealth Industries, Inc.                   963,200              0       78,400          884,800        92,400         (312,540)
Cross-Continent Auto Retailers, Inc.            859,100              0      859,100                0             0        2,491,192
Crown Central Petroleum Corporation
 (Class B)                                      800,000        100,000            0          900,000             0                0
CSP, Inc.                                       364,430/(2)/         0            0          364,430             0                0
Cyrk International, Inc.                      1,000,000              0       61,400          938,600             0         (276,578)
Data TRAK International, Inc./(3)/              600,000              0            0          600,000             0                0
Datron Systems, Inc.                            250,000              0            0          250,000             0                0
Davel Communications, Inc.                      360,184              0      360,184                0         3,602/(4)/  (3,087,111)
Diamond Home Services, Inc.                     569,000        251,000            0          820,000             0                0
Donnelly Corporation                            351,800         13,300            0          365,100        72,570                0
Duckwall-ALCO Stores, Inc.                      370,000              0            0          370,000             0                0

Value Fund [CONT'D]

                                               Share                                       Share                         Realized
                                            Balance at                                   Balance at                       Gains
Security Name                              Jan. 1, 1999      Purchases       Sales     June 30, 1999    Dividends       (Losses)
-----------------------------------------------------------------------------------------------------------------------------------
Durakon Industries, Inc.                        500,000              0            0          500,000    $        0    $           0
Dynamic Materials Corporation                   250,000              0            0          250,000             0                0
ECC International Corporation                   700,000              0            0          700,000             0                0
EDAP TMS S.A. (ADR)                             790,000         50,000            0          840,000             0                0
Edusoft Ltd.                                    373,400              0      373,400                0             0          594,131
Effective Management Systems, Inc.              375,000              0            0          375,000             0                0
Environmental Technologies Corporation          476,000              0        8,800          467,200             0          (71,451)
Executone Information Systems, Inc.           3,403,400              0    1,108,000        2,295,400             0        7,752,198
EZCorp, Inc. (Class A)                          700,000         18,100            0          718,100        17,500                0
Fibermark, Inc.                                 391,600              0            0          391,600             0                0
Filene's Basement Corporation                 2,000,000              0    1,294,900          705,100             0       (5,119,323)
Financial Industries Corporation                300,000              0            0          300,000             0                0
Flour City International, Inc.                  500,000              0            0          500,000             0                0
Franklin Bank National Association              183,300          2,500            0          185,800        26,012                0
Gundle/SLT Environmetnal, Inc.                  662,800              0            0          662,800             0                0
GZA GeoEnvironmental Technologies, Inc.         372,700              0            0          372,700             0                0
Hallmark Financial Services, Inc.             1,060,000              0            0        1,060,000             0                0
Hallwood Energy Corporation                     477,540/(5)/         0            0          477,540             0                0
Hampshire Group, Inc.                           206,000         22,200            0          228,200             0                0
Hanover Foods Corporation (Class A)              50,500              0       50,500                0        13,888          426,939
Harding Lawson Associates Group, Inc.           327,500         73,100        8,000          392,600             0          (19,401)
Health Power, Inc.                              350,000              0       10,000          340,000             0          (94,250)
HealthRite, Inc.                                500,000              0            0          500,000             0                0
High Plains Corporation                       1,500,000              0            0        1,500,000             0                0
Home Federal Bancorp                            290,250              0            0          290,250        68,209                0
Home Security International, Inc.               500,000              0            0          500,000             0                0
Hospitality Worldwide Services, Inc.                  0        924,500            0          924,500             0                0
Howell Corporation                              540,000              0      540,000                0        21,080       (3,988,604)
IEC Electronics Corporation                     728,800              0            0          728,800             0                0
ImmuLogic Pharmaceutical Corporation          2,000,000              0            0        2,000,000             0                0
In Home Health, Inc.                            533,333              0       63,233          470,100             0            7,337
Intercontinental Life Corporation               451,600/(6)/         0            0          451,600             0                0
Interdigital Communications Corporation       4,500,000              0            0        4,500,000             0                0
International Aircraft Investors                430,000              0            0          430,000             0                0
International Airline Support Group, Inc.       250,000              0            0          250,000             0                0
Iwerks Entertainment, Inc.                    1,100,000              0            0        1,100,000             0                0
Jaco Electronics, Inc.                          380,000              0            0          380,000             0                0
John B. Sanfilippo & Son, Inc.                  355,000        115,000            0          470,000             0                0
Kentucky Electric Steel, Inc.                   450,000              0            0          450,000             0                0
LaCrosse Footwear, Inc.                         447,800         52,200            0          500,000             0                0
LAI Worldwide, Inc.                             610,000              0       20,000          590,000             0           21,895
Lindal Cedar Homes, Inc.                        405,400              0            0          405,400             0                0
Magal Security Systems Ltd.                     650,000              0            0          650,000        65,000                0
M/A/R/C, Inc.                                   300,000              0       50,000          250,000        45,000          395,320
Marten Transport Ltd.                           333,300              0            0          333,300             0                0
Martin Industries, Inc.                         450,000              0            0          450,000        18,900                0
Matrix Pharmaceutical, Inc.                   2,100,000              0    1,000,000        1,100,000             0        4,261,671
Matrix Service Company                          600,000              0            0          600,000             0                0
Maxicare Health Plans, Inc.                   1,000,000              0            0        1,000,000             0                0
Medical Graphics Corporation                    543,450              0            0          543,450             0                0
MFRI, Inc.                                      400,000              0            0          400,000             0                0
Minntech Corporation                            600,000              0            0          600,000             0                0
Moore Medical Corporation                       200,000              0            0          200,000             0                0
Morgan Products Ltd.                            850,000              0            0          850,000             0                0
Motor Club of America                           146,000              0            0          146,000             0                0
M-Wave, Inc.                                    300,000              0            0          300,000             0                0
MYR Group, Inc.                                 501,600              0            0          501,600        37,620                0
NABI, Inc.                                    3,200,000              0            0        3,200,000             0                0

Value Fund [CONT'D]

                                               Share                                       Share                         Realized
                                            Balance at                                   Balance at                       Gains
Security Name                              Jan. 1, 1999      Purchases       Sales     June 30, 1999    Dividends       (Losses)
-----------------------------------------------------------------------------------------------------------------------------------
National Home Health Corporation                242,900        103,500            0          346,400    $        0    $           0
Networks North, Inc.                            200,000              0            0          200,000             0                0
New Brunswick Scientific Company, Inc.          304,849/(7)/         0      119,349          185,500             0          441,013
Northwest Equity Corporation                     80,000              0       80,000                0        13,600        1,059,347
Nu Horizons Electronics Corporation             700,000              0            0          700,000             0                0
O.I. Corporation                                333,100              0        6,600          326,500             0            9,725
Ontro, Inc.                                     333,900              0       18,500          315,400             0           23,564
Osmonics, Inc.                                1,275,600              0      687,600          588,000             0       (4,695,599)
Outlook Group Corporation                       467,500              0            0          467,500             0                0
Patrick Industries, Inc.                        312,000          5,000            0          317,000        25,160                0
PDK Labs, Inc.                                  380,000              0            0          380,000             0                0
Pentech International, Inc.                     694,900         15,000            0          709,900             0                0
Petsec Energy Ltd. (ADR)                      2,108,300              0      608,300        1,500,000             0       (8,781,169)
PIA Merchandising Services, Inc.                545,000              0            0          545,000             0                0
Play By Play Toys and Novelties, Inc.           400,000        340,000        8,500          731,500             0          (49,249)
Premium Wear, Inc.                              200,000              0            0          200,000             0                0
PXRE Corporation                                600,000              0        8,600          591,400       307,528          (25,010)
Raytel Medical Corporation                      880,000              0            0          880,000             0                0
Remington Oil & Gas Corporation               1,500,000              0      117,100        1,382,900             0         (546,632)
RightCHOICE Managed Care, Inc. (Class A)        960,500              0      290,500          670,000             0         (964,004)
Riveria Tool Company                            320,250              0            0          320,250             0                0
The Rottlund Company, Inc.                      550,000              0            0          550,000             0                0
Roy F. Weston, Inc. (Class A)                   990,000              0            0          990,000             0                0
Salient 3 Communications, Inc.                  300,000              0            0          300,000             0                0
Saucony, Inc. (Class B)                         610,000              0      110,000          500,000             0        1,829,762
Scan-Optics, Inc.                               550,000              0            0          550,000             0                0
The Seibels Bruce Group, Inc.                   500,000        150,000            0          650,000             0                0
Sholodge, Inc.                                  550,000              0       20,000          530,000             0         (103,754)
Six Rivers National Bank                         93,300              0            0           93,300             0                0
Smartflex Systems, Inc.                         550,000         50,000      100,000          500,000             0         (707,015)
Southern Energy Homes, Inc.                     950,000        150,000      350,000          750,000             0       (1,240,910)
Speizman Industries, Inc.                       296,000          6,000        2,000          300,000             0            1,190
Starcraft Corporation                           400,000              0      400,000                0             0          784,004
Strattec Security Corporation                   497,000              0      197,000          300,000             0        3,179,231
Strouds, Inc.                                   700,000              0            0          700,000             0                0
Sunrise International Leasing Corporation       630,000              0      630,000                0             0           56,029
Suprema Specialties, Inc.                       340,600              0      313,700           26,900             0          921,164
Technology Research Corporation                 500,000              0            0          500,000             0                0
Tech-Sym Corporation                            353,000              0       50,000          303,000             0         (215,787)
Teltrend, Inc.                                  500,000              0            0          500,000             0                0
Tipperary Corporation                         1,300,000              0    1,300,000                0             0       (4,498,418)
Todhunter International, Inc.                   490,000              0            0          490,000             0                0
Trak Auto Corporation                           490,500              0      490,500                0             0       (1,006,116)
TransCoastal Marine Services, Inc.              850,000        150,000            0        1,000,000             0                0
Trimark Holdings, Inc.                          400,000              0       70,700          329,300             0          (96,398)
Urocor, Inc.                                    500,000              0            0          500,000             0                0
U.S.Global Investors, Inc. (Class A)            588,300         66,700       55,000          600,000             0           40,309
Verdant Brands, Inc.                          1,311,000              0            0        1,311,000             0                0
World of Science, Inc.                          286,000         14,000            0          300,000             0                0
Zindart Ltd. (ADR)                              315,700        134,300            0          450,000             0                0
                                                                                                        ----------    -------------
                                                                                                        $1,013,316    $  (5,800,473)
                                                                                                        ==========    =============

(1)  Adjusted for 10% stock dividend.
(2)  Adjusted for 10% stock dividend.
(3)  Name changed from Collaborative Clinical Research, Inc.
(4)  Proceeds from sale of rights for $0.01/share.
(5) Adjusted for Hallwood Consolidated Resource Corporation merger into Hallwood Energy Corp. for $1.5918/share.
(6)  Adjusted for 2 for 1 stock split.
(7)  Adjusted for 10% stock dividend.

(10) Shareholder Meeting Voting Results

     A Special Meeting of the shareholders of the Funds was held at 758 North Broadway, Milwaukee, Wisconsin, on April 28, 1999. The shareholders cast the following votes on the proposals presented, as applicable:

     Proposal 1 - To amend the policy on borrowing.

                                               Yes                  No               Abstain
                                        ----------------    ----------------    ----------------
     Large Cap Value Fund                    324,268.900           6,473.689          44,689.395
     Mid Cap Value Fund                    1,276,949.321          34,288.794          33,151.007
     Value Plus Fund                       5,442,727.991         513,433.623         139,047.357
     Value Fund                           22,887,521.637       2,020,654.020         497,113.220
     Government Fund                       2,999,838.070         131,310.629          40,876.260

     Proposal 2 - To amend the policy on investing in illiquid and restricted securities.

                                               Yes                  No               Abstain
                                        ----------------    ----------------    ----------------
     Large Cap Value Fund                    321,665.910           9,076.679          44,689.395
     Mid Cap Value Fund                    1,252,267.368          56,384.277          35,737.477
     Value Plus Fund                       5,320,993.143         628,099.159         146,116.669
     Value Fund                           20,087,507.281       4,801,671.683         516,109.913
     Government Fund                       2,912,165.270         227,310.411          32,549.278

     Proposal 3 - To eliminate the policy against investing for control or management.

                                               Yes                  No               Abstain
                                        ----------------    ----------------    ----------------
     Large Cap Value Fund                    325,713.046           4,575.165          45,143.773
     Mid Cap Value Fund                    1,270,095.753          42,135.564          32,157.805
     Value Plus Fund                       5,473,196.550         472,108.476         149,903.945
     Value Fund                           21,351,327.839       3,542,370.719         511,590.319
     Government Fund                       2,876,313.265         258,123.125          37,588.569

     Proposal 4 - To amend the policy on investing in U.S. Government securities.


                                               Yes                  No               Abstain
                                        ----------------    ----------------    ----------------
     Government Fund                       3,054,158.474          79,792.339          38,074.146

     Proposal 6 - To re-designate investment objectives from fundamental to non-fundamental policies.

                                               Yes                  No               Abstain
                                        ----------------    ----------------    ----------------
     Large Cap Value Fund                    323,864.038           6,110.328          45,457.618
     Mid Cap Value Fund                    1,264,259.100          35,366.922          44,763.100
     Value Plus Fund                       5,346,168.261         609,212.894         139,827.816
     Value Fund                           21,192,817.704       3,650,582.888         561,888.285
     Government Fund                       2,863,937.544         248,062.341          60,025.074

     Proposal 7 - To amend the policy on investing in securities involving real estate.

                                               Yes                  No               Abstain
                                        ----------------    ----------------    ----------------
     Large Cap Value Fund                    322,938.532           7,248.212          45,245.240
     Mid Cap Value Fund                    1,268,620.210          26,915.429          48,853.483
     Value Plus Fund                       5,492,719.136         462,490.726         139,999.109
     Value Fund                           22,275,942.007       2,633,410.478         495,936.392
     Government Fund                       2,949,803.000         185,175.650          37,046.309

     Proposal 8 - To amend the policy on investing in other investment companies.

                                               Yes                  No               Abstain
                                        ----------------    ----------------    ----------------
     Value Fund                           21,773,598.566       3,134,977.270         496,713.041
     Government Fund                       2,991,441.880         135,877.158          44,705.921

     Proposal 9 - To amend the policies on margin.

                                               Yes                  No               Abstain
                                        ----------------    ----------------    ----------------
     Value Fund                           20,869,929.925       4,019,465.439         515,893.513
     Government Fund                       2,979,673.416         156,855.110          35,496.433

     Proposal 10 - To amend policies on futures and options.

                                               Yes                  No               Abstain
                                        ----------------    ----------------    ----------------
     Value Fund                           20,892,756.021       3,996,134.763         516,398.093
     Government Fund                       2,904,888.477         217,590.597          49,545.885

     Proposal 11 - To eliminate the policy on investing in securities involving oil and gas interests.

                                               Yes                  No               Abstain
                                        ----------------    ----------------    ----------------
     Large Cap Value Fund                    321,414.315           9,014.429          45,003.240
     Mid Cap Value Fund                    1,271,846.454          30,487.573          42,055.095
     Value Plus Fund                       5,445,902.253         512,290.165         137,016.553
     Value Fund                           21,811,469.996       3,098,345.052         495,473.829
     Government Fund                       3,009,708.335         123,811.965          38,504.659

     Proposal 12 - To eliminate policies on unseasoned issuers.

                                               Yes                  No               Abstain
                                        ----------------    ----------------    ----------------
     Value Fund                           20,334,285.360       4,530,162.808         540,840.709
     Government Fund                       2,908,197.085         205,515.441          58,312.433

     Proposal 13 - To eliminate policies on warrants.

                                               Yes                  No               Abstain
                                        ----------------    ----------------    ----------------
     Value Fund                           23,013,369.329       1,874,692.180         517,227.368
     Government Fund                       3,001,826.324         129,800.202          40,398.433

     Proposal 14 - To simplify, standardize or re-define the language of the policy on concentration.

                                               Yes                  No               Abstain
                                        ----------------    ----------------    ----------------
     Large Cap Value Fund                     323,417.13           6,172.808          45,842.046
     Mid Cap Value Fund                    1,290,877.657          21,770.169          31,741.296
     Value Plus Fund                       5,769,840.879         144,164.341         181,203.751
     Value Fund                           21,497,189.889       3,359,093.072         549,005.916
     Government Fund                       3,038,618.455          91,753.427          41,653.077

     Proposal 15 - To simplify, standardize or re-define the language of the policy prohibiting loans.

                                               Yes                  No               Abstain
                                        ----------------    ----------------    ----------------
     Large Cap Value Fund                    323,059.660           6,555.994          45,816.330
     Mid Cap Value Fund                    1,268,736.277          41,273.100          34,379.745
     Value Plus Fund                       5,493,095.051         450,523.463         151,590.457
     Value Fund                           23,544,859.989       1,310,955.197         549,473.691
     Government Fund                       3,020,505.365         101,414.864          50,104.730

     Proposal 16 - To simplify, standardize or re-define the language of the policy prohibiting underwriting.

                                               Yes                  No               Abstain
                                        ----------------    ----------------    ----------------
     Large Cap Value Fund                    323,970.269           5,377.669          46,084.046
     Mid Cap Value Fund                    1,273,479.196          38,784.452          32,125.474
     Value Plus Fund                       5,792,359.413         139,277.887         163,571.671
     Value Fund                           21,394,065.989       3,442,089.576         569,133.312
     Government Fund                       3,026,128.182          92,112.700          53,784.077

     Proposal 17 - To simplify, standardize or re-define the language of the policy prohibiting issuance of senior securities.

                                               Yes                  No               Abstain
                                        ----------------    ----------------    ----------------
     Large Cap Value Fund                    324,786.689           4,803.249          45,842.046
     Mid Cap Value Fund                    1,287,628.844          24,490.209          32,270.069
     Value Plus Fund                       5,760,888.410         160,949.666         173,370.895
     Value Fund                           22,553,640.719       2,301,675.253         549,972.905
     Government Fund                       3,025,810.586         103,689.946          42,524.427

     Proposal 18 - To simplify, standardize or re-define the language of the policy prohibiting investments in commodities.

                                               Yes                  No               Abstain
                                        ----------------    ----------------    ----------------
     Large Cap Value Fund                    315,525.462           9,822.476          46,084.046
     Mid Cap Value Fund                    1,267,518.116          43,575.032          33,295.974
     Value Plus Fund                       5,725,694.838         223,879.213         145,634.920
     Value Fund                           20,481,603.067       4,414,802.030         508,883.780
     Government Fund                       2,995,354.007         127,889.525          48,781.427

                                     NOTES

                         The Heartland Family of Funds

                             Large Cap Value Fund

                              Mid Cap Value Fund

                                Value Plus Fund

                                  Value Fund

                                Government Fund

                            Taxable Short Duration
                                Municipal Fund

                           Short Duration High-Yield
                                Municipal Fund

                        High-Yield Municipal Bond Fund

                            Wisconsin Tax Free Fund

                           Firstar Money Market Fund


                            [LOGO] HEARTLAND FUNDS
                          ---------------------------
                          AMERICA'S VALUE INVESTOR(R)


                        1.800.HEARTLN (1.800.432.7856)
                            www.heartlandfunds.com

                   Financial Advisor Services:1.800.442.6391
                 790 N. Milwaukee Street, Milwaukee, WI 53202

The performance data quoted represents past performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

These are not recommendations to buy or sell the securities discussed, but rather illustrations of our value investment strategy. Statements regarding particular securities represent the portfolio manager's views when made and are subject to change at any time based on market and other considerations. Complete portfolios for the Funds will be included in the Annual and Semi-Annual Reports to Shareholders. Income from the Wisconsin Tax Free Fund may be subject to alternative minimum tax and income from the Short Duration High-Yield Municipal and the High-Yield Municipal Bond Funds may be subject to state, local and alternative minimum tax.

This material may only be used when preceded or accompanied by a prospectus for the Funds listed on the front cover. If you would like more complete information on any other Fund, including charges and expenses, please call for a prospectus. Read it carefully before you invest.

Heartland Advisors, Inc., distributor. Member SIPC.

                    [LOGO OF HEARTLAND FUNDS APPEARS HERE]


                                 Value Report

                                 June 30, 1999

                           Notes on value investing
                        for investors in the Heartland
                            Wisconsin Tax Free Fund

                              Semi-Annual Report
                                to Shareholders

                              Heartland Wisconsin
                                 Tax Free Fund

VALUE REPORT

[PHOTOS APPEARS HERE]

Dear Fellow Investor

The Beauty of Bonds

  The financial markets never move in a straight line. Advances are followed by declines, which pave the way for further advances. One of the advantages of bonds over stocks in down markets is that yield compensates more adequately for price declines. This year, we have experienced the worst bear market for bonds since 1994, which was the worst bear market for bonds in history. Yet, on a total return basis, the Wisconsin Tax Free Fund still posted a positive total return year-to-date through the second quarter. We believe this is testimony both for our Fund and for the role bonds should play in all investors' portfolios.

  The performance characteristics of bonds make them particularly suitable for a program of regular investment. As prices decline, yields advance, providing a sort of investment equilibrium. What is taken away with price declines over any given period, is given directly back via the higher yields available on new purchases. That is why we encourage our shareholders to make systematic investments in the Fund.

  Due primarily to a better supply/demand balance in the municipal securities market, munis outperformed Treasuries in the second quarter. In the process, the yield spread between munis and Treasuries narrowed. In layman's terms, municipals are no longer as cheap relative to Treasuries as they were at the beginning of the year. Importantly, however, they still provide an after-tax advantage to investors in high federal income tax brackets. This is doubly true for double tax free Wisconsin municipal bonds. Given the bond market's retreat this year, we believe Wisconsin municipal bonds offer even greater value.

Sincerely,


/s/ Patrick J. Retzer                   /s/ Thomas J. Conlin

Patrick J. Retzer, CPA                  Thomas J. Conlin, CFA
Portfolio Co-Manager                    Portfolio Co-Manager

                                                                    VALUE REPORT

The Value of Double Tax-Free Income

As you can see below, the Heartland Wisconsin Tax Free Fund is designed to produce income you can keep. And the higher your federal income tax bracket, the more benefit you realize from double tax-free investing.

THE VALUE OF DOUBLE TAX-FREE INCOME
Federal Rate                          28.0%     31.0%     36.0%     39.6%
Maximum Effective Federal Rate/1/     29.4      32.6      37.8      41.6
Wisconsin Tax Rate                     6.8       6.8       6.8       6.8
Maximum Effective Combined Rate/2/    34.2      37.1      42.0      45.5
       JUNE TAX-FREE YIELD/3/                 EQUIVALENT TAXABLE YIELDS
    4.5%                               6.9%      7.2%      7.8%      8.3%

Past performance is no guarantee of future results.

/1/Based on federal rates adjusted for the maximum phase-out of itemized deductions and personal exemptions in the applicable tax rate.
/2/Based on the Wisconsin rate and the maximum effective federal rate, adjusted to reflect the deductibility of state taxes.
/3/SEC annualized yield for the 30 days ended 6/30/99.

VALUE REPORT

                       Heartland Wisconsin Tax Free Fund

[PHOTOS APPEARS HERE]

Why YWCA?

The Young Women's Christian Association (YWCA) of Greater Milwaukee is an outstanding organization operated exclusively for charitable and educational purposes. The YWCA responds to the needs of women and families through its services, programs, economic development, advocacy work and leadership training opportunities. The YWCA, by itself and through various affiliates, also provides services for the elderly, day care services, low-income housing, and mobility counseling.

The YWCA does a lot for our community. So, when it needs financial help, we are glad to provide it.

The Milwaukee, Wisconsin Redevelopment Authority Revenue Bonds, Series 1999 A&B (Young Women's Christian Association of Greater Milwaukee) were issued to finance two separate projects. The A Series is financing a 26,000 square foot addition and remodeling of the organization's headquarters at the Enterprise Center in downtown Milwaukee. The B Series is funding the acquisition, rehabilitation, and equipping of a new facility that will house a charter school. Both bonds are obligations of the YWCA and are secured by irrevocable letters of credit for any outstanding principal and accrued interest by two local banks. The Series A Bonds are rated A1 and the Series B Bonds Aaa by Moody's. The Fund owns $965,000 of the Series A Bonds, which are yielding about 5.4%, and $375,000 of the Series B Bonds yielding about 5.3%. At June 30, 1999, these bonds were valued at $1,313,107 and represented 0.9% of the Fund's net assets. We believe both issues are a good deal for our shareholders and for the Greater Milwaukee community.

"The YWCA does a lot for our community. So, when it needs financial help, we are glad to provide it."

                                                                    VALUE REPORT

Portfolio Profile

OBJECTIVE

The Heartland Wisconsin Tax Free Fund seeks to provide investors with a high level of current income that is exempt from Wisconsin and federal personal income taxes.

AVERAGE ANNUAL TOTAL RETURNS1
                                                                               Since inception
                                           YTD*   1-year   3-year    5-year            (4/3/92)
  Heartland Wisconsin
  Tax Free Fund                             0.1%     2.7%     6.1%       6.6%              6.0%
  Lehman 20-Year
  Municipal Bond Index                     -1.1      2.6      7.3        7.8               7.7

*Not annualized.

The Lehman 20-Year Municipal Bond Index is an unmanaged index of certain investment grade municipal securities with maturities between 17 and 22 years. Total returns include reinvestment of dividends and capital gain distributions.

GENERAL INFORMATION
Sales commission........................            None        Weighted average duration......       8.3 yrs.
Share price.............................          $10.24        Net assets.....................    $145.1 mil.
Weighted average maturity...............       13.3 yrs.        Number of holdings.............           178

                                                                                         % OF
TOP 5 HOLDINGS                                     COUPON            MATURITY         NET ASSETS
Commonwealth of Puerto Rico G.O.                     4.5%             7/1/23              11.5%
Milwaukee, WI Redevelopment Authority                5.5%             9/1/12               7.7
Virgin Islands Public Finance Authority            5.875%            10/1/18               4.5
Guam Power Authority                               5.125%            10/1/29               2.7
Virgin Islands Public Finance Authority              6.0%            10/1/22               2.7

PORTFOLIO COMPOSITION

                           [PIE CHART APPEARS HERE]

Housing  42.9%

Education  14.6%

Industrial dev.  12.4%

G.O. 11.4%

Other 18.7%

  Other Revenue                       10.6%
  Electric                             2.7
  University                           1.0
  Public facilities                    0.9
  Health care                          0.7
  Lease                                0.5
  Cash & equiv                         2.3

All statistics are as of June 30, 1999.

/1/Includes reinvestment of all dividends and capital gains distributions.

                       Heartland's Risk/Return Spectrum

    [CHART APPEARS HERE SHOWING POTENTIAL RISK/RETURN OF HEARTLAND'S FUNDS]

In general, with mutual funds, as with other investments, the higher the risk, the greater the potential return over time. Each investor should choose an investment strategy that matches his or her particular investment goals. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. There is no assurance that the Firstar Money Market Fund will be able to maintain a stable net asset value of $1. It is possible to lose money by investing in the Fund. Firstar Funds are not deposits or obligations of or guaranteed by Firstar Bank or its affiliates, nor are they insured by the FDIC, the U.S. Government or any governmental agency.

For more complete information, including charges and expenses, call Heartland Advisors at 1-800-432-7856 for a prospectus. Read it carefully before you invest.

                       HEARTLAND WISCONSIN TAX FREE FUND
              SCHEDULE OF INVESTMENTS . June 30, 1999 (Unaudited)

----------------------------------------------------------------------------------------------------------------
   PAR
  AMOUNT         MUNICIPAL BONDS - 97.7%                                        COUPON   MATURITY      VALUE
----------------------------------------------------------------------------------------------------------------
                 WISCONSIN - 72.9%
$    20,000      Amery, WI Housing Authority - Revenue Bonds..................   7.375%  05/01/2005  $    20,677
    300,000      Appleton, WI Housing Authority - Industrial Park.............   6.500   10/01/2016      300,750
  1,390,000      Appleton, WI Housing Authority - Industrial Park.............   6.750   10/01/2026    1,393,475
    900,000      Bristol, WI Community Development Authority..................   6.125   03/01/2012      921,375
  3,010,000      Brown County, WI Housing Authority - R.P. Terrace............   6.500   06/01/2019    3,092,775
    200,000      Brown County, WI Housing Auth. - Univ. Village Housing.......   5.400   04/01/2017      198,750
     75,000      Dane County, WI Housing Authority - Forest Harbor Apts.......   5.950   07/01/2013       76,594
     25,000      Dane County, WI Housing Authority - Forest Harbor Apts.......   6.000   07/01/2014       25,531
    435,000      Deforest, WI Redev. Auth. - Lease Revenue Bonds..............   6.250   02/01/2018      454,575
    265,000      Deforest, WI Redev. Auth. - Lease Revenue Bonds..............   6.200   02/01/2014      279,575
    685,000      Eau Claire, WI Housing Auth. - London Hill...................   6.250   05/01/2015      693,562
    550,000      Elkhart Lake, WI Community Development Authority.............   6.000   04/01/2015      561,687
    190,000      Evansville, WI Housing Authority - Baker Block Project.......   5.750   12/01/2016      190,201
     10,000      Franklin, WI Community Development Authority.................   5.400   04/01/2003       10,000
  1,000,000      Glendale, WI Community Development Authority.................   5.400   09/01/2018      963,750
  2,875,000      Green Bay, WI Housing Authority - Pheasant Run Project.......   6.500   09/01/2019    2,936,094
  1,000,000      Green Bay, WI Redevelopment Authority - Fort James Corp......   5.600   05/01/2019      976,250
  2,500,000      Green Bay, WI Housing Authority - Moraine Ridge..............   6.150   12/01/2030    2,587,500
    100,000      Hartford, WI Community Development Authority.................   5.450   12/01/2002      103,500
    200,000      Hartford, WI Community Development Authority.................   5.800   12/01/2005      211,250
    210,000      Hartford, WI Community Development Authority.................   6.000   12/01/2007      222,600
    225,000      Hartford, WI Community Development Authority.................   6.100   12/01/2008      238,781
     55,000      Hudson, WI Christian Community Home..........................   6.700   05/01/2008       55,412
     75,000      Hudson, WI Christian Community Home..........................   6.800   05/01/2009       75,562
     65,000      Hudson, WI Christian Community Home..........................   6.900   05/01/2010       65,569
    250,000      Hudson, WI Christian Community Home..........................   7.000   05/01/2023      251,563
    250,000      Hudson, WI Wintergreen Apartments............................   6.000   07/01/2020      242,500
    725,000      Jackson, WI Community Development Authority..................   5.100   12/01/2017      705,969
  1,760,000      La Crosse, WI Housing Authority - Forest Park Project........   6.375   12/01/2018    1,784,200
  1,100,000      La Crosse, WI Housing Authority - Ping Manor Project.........   6.375   04/01/2012    1,124,750
    635,000      La Crosse, WI Housing Authority - Ping Manor Project.........   6.000   04/01/2005      642,938
    350,000      La Crosse, WI Housing Authority - Washburn...................   6.500   10/01/2026      355,250
  1,000,000      La Crosse, WI Housing Authority - Meadow Wood Project........   6.250   01/01/2028      980,000
    100,000      Little Chute, WI Community Development Authority.............   5.625   03/01/2019      101,000
    305,000      Madison, WI CDA - Dempsey Manor Project......................   6.400   10/01/2018      310,337
    160,000      Madison, WI CDA - Dempsey Manor Project......................   6.665   10/01/2025      161,600
  1,435,000      Madison, WI CDA - Edgewood College...........................   6.250   04/01/2014    1,522,894
  1,000,000      Madison, WI CDA - Meriter Retirement Project.................   6.125   12/01/2019    1,058,750
    190,000      Madison, WI CDA - Second Mortgage - Revenue Bonds............   5.875   07/01/2016      196,413
    165,000      Markesan, WI CDA - Elderly Housing Revenue Bonds.............   6.750   10/01/2009      169,744
    190,000      Markesan, WI CDA - Elderly Housing Revenue Bonds.............   6.900   10/01/2011      195,937
    635,000      Mayville, WI Community Development Authority.................   5.600   04/01/2018      620,712
    100,000      Menomonee Falls, WI CDA - Village Square Project.............   5.200   09/01/2009       95,750
    950,000      Menomonee Falls, WI CDA - Village Square Project.............   5.350   09/01/2016      891,813
     10,000      Milwaukee, WI Redev. Auth. - School Improvement..............   0.000   03/01/2004        7,438
     55,000      Milwaukee, WI Redevelopment Auth. - Dynapro, Inc.............   5.300   12/01/2007       55,962
  1,385,000      Milwaukee, WI Redevelopment Auth. - MSOE (Series B)..........   6.000   10/01/2017    1,400,581
  1,955,000      Milwaukee, WI Redevelopment Auth. - MSOE (Series A)..........   6.000   10/01/2017    1,981,881
     65,000      Milwaukee, WI Redevelopment Auth. - Dynapro, Inc.............   5.350   12/01/2008       65,731
  1,755,000      Milwaukee, WI Re. Auth. - Wisc. Ave/M.L. King, Jr. Dr (a)....   5.600   09/01/2009    1,809,844
     55,000      Milwaukee, WI Redevelopment Auth. - Dynapro, Inc.............   5.400   12/01/2010       55,206
 11,000,000      Milwaukee, WI Re. Auth. - Wisc. Ave/M.L. King, Jr. Dr........   5.500   09/01/2012   11,220,000
  3,400,000      Milwaukee, WI Redevelopment Auth. - Schlitz Park.............   5.600   01/01/2015    3,319,250
  3,675,000      Milwaukee, WI Redevelopment Auth. - Schlitz Park.............   5.500   01/01/2017    3,555,563
  3,000,000      Milwaukee, WI Redevelopment Auth. - Campus Town..............   5.700   11/01/2018    3,075,000
    215,000      Milwaukee, WI Redevelopment Auth. - YMCA.....................   5.250   06/01/2019      210,700
    200,000      Milwaukee, WI Redevelopment Auth. - YMCA.....................   5.150   06/01/2019      194,750
  1,270,000      Milwaukee, WI Housing Auth. - Renaissance Apartments.........   5.250   01/01/2025    1,217,612
    215,000      Milwaukee, WI Housing Auth. - Blatz Apartments...............   7.500   12/01/2028      220,644

                       HEARTLAND WISCONSIN TAX FREE FUND
         SCHEDULE OF INVESTMENTS [cont'd] . June 30, 1999 (Unaudited)

--------------------------------------------------------------------------------------------------------------------
   PAR
 AMOUNT         MUNICIPAL BONDS - 97.7% [cont'd]                                 COUPON    MATURITY        VALUE
--------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 72.9% [cont'd]
$     175,000   Milwaukee, WI Redevelopment Auth. - YMCA.....................    5.200%    06/01/2029     $  171,719
      750,000   Milwaukee, WI Redevelopment Auth. - YMCA.....................    5.300     06/01/2029        735,938
    3,250,000   Milwaukee, WI Redevelopment Auth. - Multifamily..............    6.300     08/01/2038      3,331,250
       65,000   New Berlin, WI Housing Authority - Apple Glen................    0.000     11/01/2003         52,162
       65,000   New Berlin, WI Housing Authority - Apple Glen................    0.000     11/01/2004         49,238
       70,000   New Berlin, WI Housing Authority - Apple Glen................    0.000     05/01/2005         51,537
       65,000   New Berlin, WI Housing Authority - Apple Glen................    0.000     11/01/2005         46,556
       70,000   New Berlin, WI Housing Authority - Apple Glen................    0.000     05/01/2006         48,563
       65,000   New Berlin, WI Housing Authority - Apple Glen................    0.000     11/01/2006         43,875
       70,000   New Berlin, WI Housing Authority - Apple Glen................    0.000     05/01/2007         45,675
       65,000   New Berlin, WI Housing Authority - Apple Glen................    0.000     11/01/2007         41,275
      125,000   New Berlin, WI Housing Authority - Pinewood Creek............    6.400     05/01/2008        130,469
      125,000   New Berlin, WI Housing Authority - Pinewood Creek............    6.400     11/01/2008        130,469
      105,000   New Berlin, WI Housing Authority - Pinewood Creek............    6.500     05/01/2009        109,856
       70,000   New Berlin, WI Housing Authority - Apple Glen................    0.000     05/01/2009         39,638
       65,000   New Berlin, WI Housing Authority - Apple Glen................    0.000     11/01/2009         35,669
      125,000   New Berlin, WI Housing Authority - Pinewood Creek............    6.600     05/01/2010        131,094
       70,000   New Berlin, WI Housing Authority - Apple Glen................    0.000     05/01/2010         37,275
      150,000   New Berlin, WI Housing Authority - Pinewood Creek............    6.700     05/01/2011        157,688
      155,000   New Berlin, WI Housing Authority - Pinewood Creek............    6.700     11/01/2011        162,944
      165,000   New Berlin, WI Housing Authority - Pinewood Creek............    6.800     11/01/2012        173,869
      160,000   New Berlin, WI Housing Authority - Pinewood Creek............    6.850     05/01/2013        168,600
      165,000   New Berlin, WI Housing Authority - Pinewood Creek............    6.850     11/01/2013        173,869
      135,000   New Berlin, WI Housing Authority - Pinewood Creek............    6.900     05/01/2014        142,256
      190,000   New Berlin, WI Housing Authority - Pinewood Creek............    6.900     11/01/2014        200,212
    1,210,000   New Berlin, WI Housing Authority - Apple Glen................    6.700     11/01/2017      1,268,987
      650,000   New Berlin, WI Housing Authority - Apple Glen................    6.700     11/01/2020        681,687
    1,015,000   New Berlin, WI Housing Authority - Pinewood Creek............    7.125     05/01/2024      1,075,900
    1,000,000   New Richmond, WI Com. Dev. Auth. - Senior Housing............    5.850     10/01/2020        961,250
    3,000,000   New Richmond, WI Com. Dev. Auth. - Senior Housing............    6.000     10/01/2032      2,865,000
       50,000   Oak Creek, WI Housing Authority - Wood Creek.................    0.000     07/20/2007         32,313
       35,000   Oak Creek, WI Housing Authority - Wood Creek.................    0.000     01/20/2010         19,556
       80,000   Oak Creek, WI Housing Authority - Country Oaks II............    6.000     08/01/2010         80,800
      125,000   Oak Creek, WI Housing Authority - Wood Creek.................    0.000     01/20/2011         65,312
      125,000   Oak Creek, WI Housing Authority - Wood Creek.................    0.000     07/20/2011         63,594
       65,000   Oak Creek, WI Housing Authority - Wood Creek.................    0.000     01/20/2012         31,931
      125,000   Oak Creek, WI Housing Authority - Wood Creek.................    0.000     01/20/2013         57,969
      125,000   Oak Creek, WI Housing Authority - Wood Creek.................    0.000     07/20/2013         56,094
       60,000   Oak Creek, WI Housing Authority - Wood Creek.................    0.000     01/20/2014         26,100
    1,440,000   Oak Creek, WI Housing Authority - Country Oaks II............    6.200     08/01/2017      1,454,400
    1,000,000   Oak Creek, WI Housing Authority - Wood Creek.................    5.500     07/20/2019      1,005,000
    2,980,000   Oak Creek, WI Housing Authority - Country Oaks II............    6.300     08/01/2028      3,117,825
    2,130,000   Oak Creek, WI Housing Authority - Wood Creek.................    5.625     07/20/2029      2,143,312
    3,000,000   Oconto Falls, WI Community Development Authority.............    7.750     12/01/2022      3,105,000
       50,000   Omro, WI CDA - Revenue Bonds.................................    5.750     12/01/2006         52,812
      335,000   Omro, WI CDA - Revenue Bonds.................................    5.875     12/01/2011        353,844
      200,000   Outagamie, WI Housing Authority - First Mortgage.............    5.000     11/15/2003        198,000
        5,000   Racine, WI Elderly Housing Authority - Lincoln Lutheran......    7.100     10/01/2004          5,000
       10,000   Racine, WI Elderly Housing Authority - Lincoln Lutheran......    7.150     10/01/2005         10,000
      200,000   River Falls, WI Housing Authority - Lutheran Home Project....    5.750     04/01/2028        195,000
      170,000   Schofield, WI CDA - Lease Revenue............................    6.000     10/01/2012        174,463
      500,000   Schofield, WI CDA - Lease Revenue............................    6.200     10/01/2017        514,375
      970,000   SE WI Professional Baseball Park District....................    0.000     12/15/2015        398,912
    1,000,000   SE WI Professional Baseball Park District....................    0.000     12/15/2017        363,750
      125,000   Sheboygan, WI Housing Authority - Rocky Knoll Project........    5.300     12/01/2016        123,594
      175,000   Sheboygan, WI Housing Authority - Rocky Knoll Project........    5.250     12/01/2013        166,687
      315,000   Sheboygan, WI Housing Authority - Multifamily Housing........    6.900     02/01/2024        323,162
      250,000   Sparta, WI Housing Authority - Morrow Memorial Home..........    5.750     06/01/2022        243,125
      105,000   St. Croix Falls, WI CDA Lease Revenue........................    5.900     12/01/2006        108,412
      115,000   St. Croix Falls, WI CDA Lease Revenue........................    6.000     12/01/2007        118,738
    1,190,000   St. Croix Falls, WI CDA Lease Revenue........................    6.400     12/01/2014      1,225,700

                       HEARTLAND WISCONSIN TAX FREE FUND
          SCHEDULE OF INVESTMENTS [cont'd]. June 30, 1999 (Unaudited)

--------------------------------------------------------------------------------------------------------------
       PAR
     AMOUNT     MUNICIPAL BONDS - 97.7% [cont'd]                          COUPON    MATURITY       VALUE
--------------------------------------------------------------------------------------------------------------
                WISCONSIN - 72.9% [cont'd]
$   100,000     Stevens Point, WI CDA - Mrtge. Refunding - Edgewater....   6.500%   09/01/2006   $    104,750
    560,000     Stevens Point, WI CDA - Mrtge. Refunding - Edgewater....   6.625    09/01/2009        583,800
    200,000     Sturtevant, WI CDA - Redevelopment Lease................   6.500    12/01/2015        219,000
    435,000     Sturtevant, WI CDA - Redevelopment Lease................   5.700    12/01/2009        460,012
    310,000     Superior, WI Housing Authority - St. Francis Project....   6.000    01/20/2022        316,200
    270,000     Two Rivers, WI CDA - Arch Forest Project................   6.350    12/15/2012        274,388
  2,800,000     Waukesha, WI HA - The Arboretum Project.................   5.250    12/01/2021      2,705,500
    405,000     Waukesha, WI HA - Multifamily - The Court Apartments....   5.800    04/01/2025        410,063
    500,000     Waukesha, WI HA - Multifamily - Brookfield Woods........   6.750    12/01/2034        505,625
  1,000,000     Waukesha, WI HA - Multifamily - The Court Apartments....   6.000    04/01/2036      1,001,250
    750,000     Waukesha, WI HA - Riverwalk Apartments..................   5.625    12/01/2020        727,500
    715,000     Waukesha, WI HA - Westgrove Woods.......................   6.750    02/01/2027        721,256
  1,500,000     Waukesha, WI HA - Multifamily - Oak Hill Terrace Project   5.450    06/01/2027      1,473,750
  1,000,000     Waukesha, WI HA - Westgrove Woods.......................   6.000    12/01/2031      1,025,000
     75,000     Wauwatosa, WI HA - Hawthorne Terrace Project............   0.000    05/01/2003         61,781
    100,000     Wauwatosa, WI HA - Hawthorne Terrace Project............   0.000    11/01/2003         80,250
    105,000     Wauwatosa, WI HA - Hawthorne Terrace Project............   0.000    05/01/2004         81,638
    100,000     Wauwatosa, WI HA - Hawthorne Terrace Project............   0.000    11/01/2004         75,750
     70,000     Wauwatosa, WI HA - Hawthorne Terrace Project............   0.000    05/01/2005         51,450
    100,000     Wauwatosa, WI HA - Hawthorne Terrace Project............   0.000    11/01/2005         71,500
    105,000     Wauwatosa, WI HA - Hawthorne Terrace Project............   0.000    05/01/2006         72,844
    100,000     Wauwatosa, WI HA - Hawthorne Terrace Project............   0.000    11/01/2006         67,500
    105,000     Wauwatosa, WI HA - Hawthorne Terrace Project............   0.000    05/01/2007         68,644
    100,000     Wauwatosa, WI HA - Hawthorne Terrace Project............   0.000    11/01/2007         63,625
    105,000     Wauwatosa, WI HA - Hawthorne Terrace Project............   0.000    05/01/2008         63,788
    100,000     Wauwatosa, WI HA - Hawthorne Terrace Project............   0.000    11/01/2008         59,125
    105,000     Wauwatosa, WI HA - Hawthorne Terrace Project............   0.000    05/01/2009         59,588
    100,000     Wauwatosa, WI HA - Hawthorne Terrace Project............   0.000    11/01/2009         55,125
    105,000     Wauwatosa, WI HA - Hawthorne Terrace Project............   0.000    05/01/2010         55,912
    100,000     Wauwatosa, WI HA - Hawthorne Terrace Project............   0.000    11/01/2010         51,750
  1,200,000     Wauwatosa, WI HA - Hawthorne Terrace Project............   6.700    11/01/2015      1,230,000
  1,060,000     Wauwatosa, WI HA - Hawthorne Terrace Project............   6.700    11/01/2019      1,083,850
    615,000     Wauwatosa, WI HA - Hawthorne Terrace Project............   6.700    11/01/2022        628,837
  2,720,000     West Allis, WI CDA - Poblocki Investments Project.......   6.100    05/01/2007      2,818,600
    145,000     Whitewater, WI Multifamily Housing - Revenue Bonds......   5.375    11/15/2005        146,631
     10,000     Winnebago County, WI Housing Authority - Series A.......   6.100    03/01/2000         10,091
     10,000     Winnebago County, WI Housing Authority - Series A.......   6.200    03/01/2001         10,175
     15,000     Winnebago County, WI Housing Authority - Series A.......   6.300    03/01/2002         15,394
    100,000     Winnebago County, WI HA - 1st Mortgage Revenue Bonds....   5.625    05/01/2005        100,750
    105,000     Winnebago County, WI HA - 1st Mortgage Revenue Bonds....   5.625    05/01/2006        102,506
    115,000     Winnebago County, WI HA - 1st Mortgage Revenue Bonds....   5.625    05/01/2007        111,406
    120,000     Winnebago County, WI HA - 1st Mortgage Revenue Bonds....   5.625    05/01/2008        115,050
    125,000     Winnebago County, WI HA - 1st Mortgage Revenue Bonds....   5.625    05/01/2009        118,438
    135,000     Winnebago County, WI HA - 1st Mortgage Revenue Bonds....   5.625    05/01/2010        132,300
    195,000     Winnebago County, WI Housing Authority - Series A.......   6.875    03/01/2012        198,656
    380,000     Winnebago County, WI Housing Authority - Series A.......   7.125    03/01/2022        388,075
  2,500,000     Wisconsin Center - Revenue Bond - Public Improvements...   0.000    12/15/2026        540,625
     50,000     WHEDA Home Ownership....................................   0.000    12/01/2007         22,062
     60,000     Wittenberg, WI HA - Multifamily - Forest Park...........   7.200    06/20/2030         60,075
    200,000     Wrightstown, WI  Community Development Authority........   5.950    06/01/2014        203,750
    600,000     Wrightstown, WI  Community Development Authority........   6.000    06/01/2019        609,750
                                                                                                 ------------
                                                                                                  105,772,762
                                                                                                 ------------

                       HEARTLAND WISCONSIN TAX FREE FUND
         SCHEDULE OF INVESTMENTS [cont'd] . June 30, 1999 (Unaudited)

----------------------------------------------------------------------------------------------------------
     PAR
   AMOUNT        MUNICIPAL BONDS - 97.7% [cont'd]                COUPON         MATURITY        VALUE
----------------------------------------------------------------------------------------------------------
                 GUAM - 2.7%
$ 4,250,000      Guam Power Authority - Revenue Bonds.........    5.125%        10/01/2029    $  3,957,812
                                                                                              ------------
                 PUERTO RICO - 12.4%
 19,220,000      Puerto Rico Commonwealth G.O.................    4.500         07/01/2023      16,625,300
    500,000      Puerto Rico Industrial Tourist
                  Educational Medical Facilities (b)..........    5.375         02/01/2019         487,500
  1,000,000      Puerto Rico Industrial Tourist
                  Educational Medical Facilities (b)..........    5.375         02/01/2029         962,500
                                                                                              ------------
                                                                                                18,075,300
                                                                                              ------------
                 VIRGIN ISLANDS - 9.7%
  4,000,000      Virgin Islands Water & Power Authority.......    5.500         07/01/2017       3,680,000
  6,500,000      Virgin Islands Public Finance Authority......    5.875         10/01/2018       6,491,875
  3,840,000      Virgin Islands Public Finance Authority......    6.000         10/01/2022       3,883,200
                                                                                              ------------
                                                                                                14,055,075
                                                                                              ------------

TOTAL INVESTMENTS (Cost $141,165,162)                              97.7%                      $141,860,949
                 Cash and receivables, less liabilities.......      2.3                          3,278,959
                                                                  ----------------------------------------
                 TOTAL NET ASSETS.............................    100.0%                      $145,139,908
                                                                  ======                      ============

      (a) When-issued security.
      (b) All or portion of security committed to cover segregated collateral requirements for when-issued securities.

      The accompanying Notes to Financial Statements are an integral part of this Schedule.


                       HEARTLAND WISCONSIN TAX FREE FUND
        STATEMENT OF ASSETS AND LIABILITIES . June 30, 1999 (Unaudited)

----------------------------------------------------------------------------------------------------------
ASSETS:
  Investments in securities, at cost.......................................................   $141,165,162
                                                                                              ============

  Investments in securities, at value......................................................   $141,860,949
  Cash.....................................................................................         44,740
  Receivable from securities sold..........................................................      3,263,948
  Accrued interest.........................................................................      2,399,878
  Receivable from custodian................................................................         30,199
  Prepaid expenses.........................................................................          4,642
                                                                                              ------------
   Total Assets............................................................................    147,604,356
                                                                                              ------------
LIABILITIES:
  Payable for securities purchased.........................................................      1,478,634
  Distributions payable....................................................................        616,919
  Short-term notes payable.................................................................        200,000
  Payable to Advisor for management fee....................................................         85,954
  Payable for fund shares redeemed.........................................................         14,149
  Accrued interest payable.................................................................             36
  Accrued expenses.........................................................................         68,756
                                                                                              ------------
   Total Liabilities.......................................................................      2,464,448
                                                                                              ------------
TOTAL NET ASSETS...........................................................................   $145,139,908
                                                                                              ============

NET ASSETS CONSIST OF:
  Paid in capital..........................................................................   $143,649,173
  Accumulated undistributed net investment income..........................................        (14,743)
  Accumulated undistributed net realized gains on investments..............................        809,691
  Net unrealized appreciation on investments...............................................        695,787
                                                                                              ------------
TOTAL NET ASSETS...........................................................................   $145,139,908
                                                                                              ============
  SHARES OUTSTANDING, $.001 par value (100,000,000 shares authorized)......................     14,178,900
                                                                                              ============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE.............................   $      10.24
                                                                                              ============

The accompanying Notes to Financial Statements are an integral part of this Statement.

                       HEARTLAND WISCONSIN TAX FREE FUND
                            STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
        For the period from January 1, 1999 to June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Interest........................................................  $ 4,124,789
                                                                    -----------
  Total investment income........................................     4,124,789
                                                                    -----------
EXPENSES:
  Management fees.................................................      469,206
  Transfer agent fees.............................................       31,291
  Printing and communications.....................................       27,935
  Postage.........................................................       14,409
  Custodian fees..................................................       11,528
  Audit fees......................................................       10,905
  Directors' fees.................................................        8,679
  Legal fees......................................................        6,211
  Fund Accounting fees............................................        3,482
  Registration fees...............................................        2,835
  Other operating expenses........................................       43,801
                                                                    -----------
   Total expenses before fees paid indirectly.....................      630,282
   Less: Fees paid indirectly.....................................      (24,501)
                                                                    -----------
   Net expenses...................................................      605,781
                                                                    -----------
  NET INVESTMENT INCOME...........................................    3,519,008
                                                                    -----------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
  Net realized gains on:
   Securities.....................................................    1,497,960
   Futures contracts..............................................       44,576
  Net increase in unrealized depreciation on:
   Securities.....................................................   (5,015,577)
                                                                    -----------
  TOTAL REALIZED AND UNREALIZED LOSSES ON INVESTMENTS.............   (3,473,041)
                                                                    -----------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............  $    45,967
                                                                    ===========

                       HEARTLAND WISCONSIN TAX FREE FUND
                      STATEMENTS OF CHANGES IN NET ASSETS

----------------------------------------------------------------------------------------------------------
                                                                       Jan.1 , 1999 to         Year ended
                                                                        June 30, 1999           Dec. 31,
                                                                         (Unaudited)              1998
----------------------------------------------------------------------------------------------------------
OPERATIONS:
    Net investment income............................................   $  3,519,008          $  6,721,922
    Net realized gains on investments................................      1,542,536               584,768
    Net increase (decrease) in unrealized appreciation on
      investments....................................................     (5,015,577)              (36,485)
                                                                        ------------          ------------
     Net increase in net assets resulting from operations............         45,967             7,270,205
                                                                        ------------          ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income............................................     (3,533,751)           (6,721,922)
                                                                        ------------          ------------
     Total distributions to shareholders.............................     (3,533,751)           (6,721,922)
                                                                        ------------          ------------
FUND SHARE ACTIVITIES:
    Proceeds from shares issued......................................     12,826,050            25,777,610
    Reinvested dividends from net investment income..................      2,210,332             4,871,431
    Cost of shares redeemed..........................................     (9,825,780)          (19,128,276)
                                                                        ------------          ------------
     Net increase in net assets derived from Fund share
      activities.....................................................      5,210,602            11,520,765
                                                                        ------------          ------------
TOTAL INCREASE IN NET ASSETS.........................................      1,722,818            12,069,048
NET ASSETS AT THE BEGINNING OF THE PERIOD............................    143,417,090           131,348,042
                                                                        ------------          ------------
NET ASSETS AT THE END OF THE PERIOD..................................   $145,139,908          $143,417,090
                                                                        ============          ============
UNDISTRIBUTED NET INVESTMENT INCOME..................................   $    (14,743)         $         --
                                                                        ============          ============

The accompanying Notes to Financial Statements are an integral part of these Statements.

FINANCIAL HIGHLIGHTS
                                                                                Wisconsin Tax Free Fund
                                                       ----------------------------------------------------------------------
                                                       For the six months                     For the year ended December 31,
                                                       ended June 30,1999
                                                           (Unaudited)          1998             1997               1996
                                                       ---------------------------------------------------------------------
Per Share Data
Net asset value, beginning of period.................  $     10.48           $     10.44       $     10.16       $     10.30
Income (loss) from investment operations:
  Net investment income..............................         0.25                  0.51              0.52              0.51
  Net realized and unrealized gains (losses)
   on investments....................................        (0.24)                 0.04              0.28             (0.14)
                                                       -----------           -----------       -----------       -----------
     Total income (loss) from investment operations..         0.01                  0.55              0.80              0.37
Less distributions from:
  Net investment income..............................        (0.25)                (0.51)            (0.52)            (0.51)
                                                       -----------           -----------       -----------       -----------
     Total distributions.............................        (0.25)                (0.51)            (0.52)            (0.51)
                                                       -----------           -----------       -----------       -----------
  Net asset value, end of period.....................  $     10.24           $     10.48       $     10.44       $     10.16
                                                       ===========           ===========       ===========       ===========

Total Return/(1)/....................................          0.1%/(2)/             5.4%              8.1%              3.8%
Ratios and Supplemental Data
  Net assets, end of period (in thousands)...........  $   145,140           $   143,417       $    131,348       $    124,545
  Ratio of net expenses to average net assets........         0.84%/(3)/(4)/        0.78%/(4)/         0.81%/(4)/         0.80%/(4)/
  Ratio of net investment income to average net
   assets............................................         4.87%/(3)/            4.90%               5.05%             5.12%
  Portfolio turnover rate............................           39%                   16%                  8%               14%


                                                            Wisconsin Tax Free Fund
                                                       ---------------------------------


                                                            1995                1994
                                                       ---------------------------------
Per Share Data
Net asset value, beginning of period.................  $     9.21            $     10.38
Income (loss) from investment operations:
  Net investment income..............................         0.51                  0.51
  Net realized and unrealized gains (losses)
   on investments....................................         1.09                 (1.17)
                                                       -----------           -----------
     Total income (loss) from investment operations..         1.60                 (0.66)
Less distributions from:
  Net investment income..............................        (0.51)                (0.51)
                                                       -----------           -----------
     Total distributions.............................        (0.51)                (0.51)
                                                       -----------           -----------
Net asset value, end of period.......................  $     10.30           $      9.21
                                                       ===========           ===========

Total Return/(1)/....................................         17.8%                 (6.5)%
Ratios and Supplemental Data
  Net assets, end of period (in thousands)...........  $   118,513           $   101,749
  Ratio of net expenses to average net assets........         0.84%                 0.85%
  Ratio of net investment income to average
   net assets........................................         5.23%                 5.28%
  Portfolio turnover rate............................           11%                   22%


(1) The front-end sales charge in effect for the Fund prior to June 1, 1994 is not reflected in Total Return.
(2) Not annualized.
(3) Annualized.
(4) The ratio does not include fees paid indirectly. If the Fund did not have fees paid indirectly, the expense ratios for the period ended June 30, 1999 and the years ended December 31, 1998, 1997 and 1996 would have been 0.87%, 0.80%, 0.82% and 0.81%, respectively.

The accompanying Notes to Financial Statements are an integral part of this Statement.

                       HEARTLAND WISCONSIN TAX FREE FUND
           NOTES TO FINANCIAL STATEMENTS . June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

(1)  Organization

     Heartland Group, Inc. (the "Corporation") is registered as an open-end management company under the Investment Company Act of 1940. The Wisconsin Tax Free Fund (the "Fund"), which is a non-diversified Fund, is one of the nine series of funds issued by the Corporation at June 30, 1999.

(2)  Summary of Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Fund in preparation of the financial statements:

     (a) Debt securities are stated at fair value as furnished by independent pricing services based primarily upon information concerning market transactions and dealer quotations for similar securities, or by dealers who make markets in such securities. Debt securities having maturities of 60 days or less may be valued at acquisition cost, plus or minus any amortized discount or premium. Securities for which quotations are not readily available are valued at their fair value using methods determined by the Board of Directors.

     (b) The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. The Fund accordingly paid no Federal income taxes, and no Federal income tax provision is required.

          At June 30, 1999, the Fund had Federal income tax capital loss carryforwards of $399,536 expiring in 2003 and $333,310 expiring in 2005. The Fund does not intend to make a distribution of any future realized capital gains until its Federal income tax capital loss carryforwards are completely utilized.

          Statement of Position 93-2 requires that permanent financial reporting and tax differences be reclassified to paid in capital. Net assets are not affected by these reclassifications.

          Net realized gains or losses may differ for Federal income tax purposes primarily as a result of post-October losses which may not be recognized for tax purposes until the first day of the following fiscal year, wash sales, and the marking-to-market of open futures contracts.

     (c) Net investment income is distributed to each shareholder as a dividend. Dividends are declared daily and distributed monthly and recorded by the Fund on the ex-dividend date. Net realized gains on investments, if any, are distributed annually.

     (d) The Fund records security and shareholder transactions on trade date. Net realized gains and losses on investments are computed on the identified cost basis. Interest income is recognized on an accrual basis. The Fund amortizes premium and accretes original issue discount on investments utilizing the effective interest method.

     (e) The Fund is charged for those expenses that are directly attributable to it. Expenses that are not directly attributable to the Fund are typically allocated among all Funds issued by the Corporation in proportion to their respective net assets, number of open shareholder accounts, or net sales, as applicable.

     (f) The Fund may enter into futures contracts for hedging purposes, such as to protect against anticipated declines in the market value of its portfolio securities or to manage exposure to changing interest rates. Upon entering into a futures contract, the Fund pledges to the broker securities equal to the minimum "initial margin" requirements of the exchange. Additionally, the Fund receives from or pays to the broker on a daily basis an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin," and are recorded by the Fund as unrealized gains or losses. When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

          The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The predominant risk is that the movement of the futures contract's price may result in a loss which could render a portfolio's hedging strategy unsuccessful. The Fund had no open futures contracts as of June 30, 1999.

     (g) The Fund entered into a fee arrangement with its custodian bank which provided for a reduction in custody fees based upon net amounts of uninvested cash balances. The reduction of custody expenses is shown on the Statement of Operations as "Fees paid indirectly."

     (h) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(3)  Credit Facility

     Deutsche Bank AG has made available to eight of the nine series of funds issued by the Corporation, including the Wisconsin Tax Free Fund, a $100 million credit facility pursuant to a Credit Agreement ("Agreement"), most recently amended December 29, 1998. The purpose of the Agreement is to provide liquidity for meeting portfolio redemptions on a short-term basis. Outstanding principal amounts under the credit facility bear interest at a rate per annum equal to the New York Interbank Offering Rate plus 0.4% or the prime rate. Commitment fees are computed at a rate per annum equal to 0.08% of the Funds' proportional daily average unutilized credit. During the period from January 1, 1999 through June 30, 1999, the Fund had an outstanding average balance of $1,105, at an average interest rate of 6.4%, and a maximum outstanding balance of $200,000. Interest expenses accrued and commitment fees paid for the period from January 1, 1999 through June 30, 1999 were $36 and $972, respectively.

(4)  Investment Management Fees and Transactions with Related Parties

     The Fund has a management agreement with Heartland Advisors, Inc. (the "Advisor") to serve as investment advisor and manager. Under the terms of the agreement, the Fund pays the Advisor a monthly management fee at the annual rate of 0.65% of the daily net asset value of the Fund.

     Effective May 1, 1999, the Fund entered into an agreement with the Advisor to perform certain bookkeeping and accounting services. Under the terms of the agreement, the Fund pays the Advisor a monthly fee at an annual rate of $12,500 plus 0.0085% of average daily net assets over $50 million.

     Officers and certain directors of the Corporation are also officers and/or directors of the Advisor; however, they receive no compensation from the Fund.

     As permitted under Rule 10f-3 of the Investment Company Act of 1940, the Board of Directors of the Corporation has adopted a plan which will allow the Fund, under certain conditions described in the Rule, to acquire newly-issued securities from syndicates in which the Advisor is a member.

(5)  Investment Transactions

     During the period from January 1, 1999 through June 30, 1999, the cost of purchases and proceeds from sales of securities, other than short-term obligations, were $58,811,775 and $55,054,292, respectively.

     At June 30, 1999, the gross unrealized appreciation and depreciation on securities for tax purposes were $2,151,876 and $(1,456,089), respectively, netting to $695,787.

     Cost of investments is substantially the same for financial reporting purposes and federal income tax purposes.

(6)  Fund Share Transactions

     For the period from January 1, 1999 through June 30, 1999, Fund share transactions were as follows:

     Shares issued..................................................  1,224,348
     Reinvested dividends from net investment income................    210,600
     Shares redeemed................................................   (938,931)
                                                                     ----------
     Net increase in Fund shares....................................    496,017
                                                                     ==========

     For the year ended December 31, 1998, Fund share transactions were as follows:
     Shares issued..................................................  2,462,970
     Reinvested dividends from net investment income................    465,350
     Shares redeemed................................................ (1,827,845)
                                                                     ----------
     Net increase in Fund shares....................................  1,100,475
                                                                     ==========

(7)  Shareholder Meeting Voting Results

     A Special Meeting of the shareholders of the Fund was held at 758 North Broadway, Milwaukee, Wisconsin, on April 28, 1999. The shareholders cast the following votes on the proposals presented, as applicable:

     Proposal 1 - To amend the policy on borrowing.
                            Yes                    No                      Abstain
                      ----------------       ----------------         ----------------
                         8,938,417.050            298,395.287              323,082.827

     Proposal 2 - To amend the policy on investing in illiquid and restricted securities.
                            Yes                    No                      Abstain
                      ----------------       ----------------         ----------------
                         8,773,599.019            440,697.080              345,599.065

     Proposal 3 - To eliminate the policy against investing for control or management.

                            Yes                    No                      Abstain
                      ----------------       ----------------         ----------------
                         8,917,718.055            306,303.555              335,873.554

     Proposal 5 - To amend the policy on investing in municipal securities subject to alternative minimum tax.
                            Yes                    No                      Abstain
                      ----------------       ----------------         ----------------
                         8,729,661.868            514,209.506              316,023.790

     Proposal 7 - To amend the policy on investing in securities involving real estate.
                            Yes                    No                      Abstain
                      ----------------       ----------------         ----------------
                         8,903,212.431            334,146.805              322,535.928

     Proposal 8 - To amend the policy on investing in other investment companies.
                            Yes                    No                      Abstain
                      ----------------       ----------------         ----------------
                         8,889,874.201            371,447.647              298,573.316

     Proposal 14 - To simplify, standardize or re-define  the language of the policy on concentration.
                            Yes                    No                      Abstain
                      ----------------       ----------------         ----------------
                         8,985,048.586            231,244.061              343,602.517

     Proposal 15 - To simplify, standardize or re-define the language of the policy prohibiting loans.
                            Yes                    No                      Abstain
                      ----------------       ----------------         ----------------
                         8,934,078.931            276,386.842              349,429.391

     Proposal 16 - To simplify, standardize or re-define the language of the policy prohibiting underwriting.
                            Yes                    No                      Abstain
                      ----------------       ----------------         ----------------
                         9,007,500.938            181,675.946              370,718.280

     Proposal 17 - To simplify, standardize or re-define the language of the policy prohibiting issuance of senior securities.
                            Yes                    No                      Abstain
                      ----------------       ----------------         ----------------
                         8,984,224.904            231,702.315              343,967.945

     Proposal 18 - To simplify, standardize or re-define the language of the policy prohibiting investments in commodities.
                            Yes                    No                      Abstain
                      ----------------       ----------------         ----------------
                         8,866,128.071            382,542.863              311,224.230

                         The Heartland Family of Funds

                              Large Cap Value Fund

                               Mid Cap Value Fund

                                Value Plus Fund

                                   Value Fund

                                Government Fund

                             Taxable Short Duration
                                 Municipal Fund

                           Short Duration High-Yield
                                 Municipal Fund

                         High-Yield Municipal Bond Fund

                            Wisconsin Tax Free Fund

                           Firstar Money Market Fund



                    [LOGO OF HEARTLAND FUNDS APPEARS HERE]


                 [LETTERHEAD OF HEARTLAND FUNDS APPEARS HERE]


The performance data quoted represents past performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

These are not recommendations to buy or sell the securities discussed, but rather illustrations of our value investment strategy. Statements regarding particular securities represent the portfolio manager's views when made and are subject to change at any time based on market and other considerations. Complete portfolios for the Funds will be included in the Annual and Semi-Annual Reports to Shareholders. Income from the Wisconsin Tax Free Fund may be subject to alternative minimum tax and income from the Short Duration High-Yield Municipal and High-Yield Municipal Bond Funds may be subject to state, local and alternative minimum tax.

This material may only be used when preceded or accompanied by the Heartland Wisconsin Tax Free Fund's prospectus. If you would like more complete information on any other Fund, including charges and expenses, please call for a prospectus. Read it carefully before you invest.

Heartland Advisors, Inc., distributor. Member SIPC.

                            [LOGO] HEARTLAND FUNDS
                            ----------------------
                          AMERICA'S VALUE INVESTOR/r/


                      ----------------------------------
                                  Value Report


                                 June 30, 1999


                            Notes on value investing
                         for investors in the Heartland
                           High-Yield Municipal Funds
                      ----------------------------------


                               Semi-Annual Report
                                to Shareholders


                            Heartland Short Duration
                           High-Yield Municipal Fund

                              Heartland High-Yield
                              Municipal Bond Fund

VALUE REPORT

The Glass is Half Full



  It is said that a pessimist always views the glass as half empty and an optimist as half full. We are realists. But, we view what has been a soft municipal bond market as "glass half full" opportunity. Yes, municipal bond prices are lower, as is to be expected with interest rates trending higher in second quarter 1999. However, yields are now appreciably higher and the "real rate of return" on munis (the spread between inflation and bond yields) is even more attractive.

  As we anticipated, the yield spread between municipal bonds and Treasuries has trended back closer to the historical average range, with the Bond Buyer 40, an index of 40 investment grade municipal bonds, yielding 93% of the 30-year Treasury Bond at quarter end. Barring the rekindling of a flat tax debate in the upcoming election year or a strong Treasury bond rally, either of which could make munis very cheap again, we anticipate the yield spread between munis and Treasuries will stay in this range. Importantly, if the yield spread remains at current levels, munis still provide an after-tax total return advantage for investors in high federal income tax brackets.

  High-yield municipal bonds out-performed Treasuries and investment grade munis during this reporting period. Why? Because, yield generally represents a higher percentage of the total return delivered by high-yield municipal bonds. In essence, the higher yield more adequately compensates for price declines. So, when interest rates rise, high-yield bonds often sustain less damage on a total return basis. For example, despite a retreating bond market, all of our Municipal Funds closed the second quarter with positive year-to-date total returns, whereas Treasuries and investment grade munis had negative total returns. This is not to say that high-yield bonds are less risky than Treasuries and investment grade munis. In fact, the reverse is true. But, the greater risk in high-yield bonds is credit risk (the potential for default) rather than interest rate risk (sharper price declines as interest rates rise). That is why we favor essential service issues, work so hard to evaluate credit risk, and maintain very diversified portfolios.

  As we write, the big bond market debate centers on how the Federal Reserve will respond to inflation concerns engendered by the still robust U.S. economy. Will the Fed tighten and by how much? How will the bond market react? Will long bonds decline further as short-term interest rates rise or will they rally because the Fed is living up to its mandate as an inflation fighter? We don't concern ourselves with these issues. The interest rate forecasting game is a slippery slope. We focus on individual securities selection and believe that if we are good "bond pickers," the Funds will be good performers relative to their peers in any given interest rate environment.

                                                                    VALUE REPORT


  In closing, we are pleased to report that we continue to make progress reducing our shareholders' exposure to the Alternative Minimum Tax (AMT). At the close of this quarter, private activity bonds (subject to AMT) are less than 10% of total assets in both the Short Duration High-Yield and High-Yield Bond Funds. This is down from over 30% two years ago.


Sincerely,


Tom Conlin, CFA       Greg Winston, CFA
Portfolio Co-Manager  Portfolio Co-Manager



INVESTMENT PERFORMANCE


               Heartland Short Duration High-Yield Municipal Fund


                                                Average annual total returns
     June         Equivalent taxable yield          as of June 30, 1999
 SEC yield/1/     at a 39.6% federal rate    1-year    Since Inception (1/2/97)
     5.8%                   9.6%              3.0%              5.1%



                    Heartland High-Yield Municipal Bond Fund

                                                Average annual total returns
     June         Equivalent taxable yield          as of June 30, 1999
 SEC yield/1/     at a 39.6% federal rate    1-year    Since Inception (1/2/97)
     6.4%                   10.5%             4.2%                7.8%



/1/Yields are for the 30 days ended 6/30/99. Total returns include reinvestment of all dividends and capital gains distributions. Performance data reflects fee waivers in effect during the period. Without subsidization of fees and expenses, total returns would have been lower, and the SEC and equivalent taxable yields would have been 5.7% and 9.4% for the Short Duration High-Yield Municipal Fund and 6.1% and 10.0% for the High-Yield Municipal Bond Fund. Income may be subject to state, local and alternative minimum tax.

These Funds invest primarily in medium- and lower-quality securities which have higher yield potential but present greater investment and credit risk than higher-quality securities. These risks may result in greater share price volatility.

VALUE REPORT



                              Heartland Short Duration High-Yield Municipal Fund


The Big Easy Chair

New Orleans' nickname is The Big Easy. The Lambeth House is a brand new, upscale Continuing Care Retirement Community consisting of a 39 bed nursing facility, 51 assisted living units, and 118 independent living units located in beautiful "uptown" New Orleans. It is within walking distance of a major shopping center, Audubon Park and Tulane University. Opened in October 1998, the Lambeth House is the first facility in New Orleans offering a full lifecare contract. Occupancy rates for the nursing facilities and assisted living units are meeting projections and management is well ahead of schedule in marketing the independent living units.

We visited the Lambeth House on May 13, 1999. After touring the facility, we had lunch in the main dining room with Gordon Cooke, the Executive Director. We were impressed with our meal, which lived up to New Orleans' gourmet standards, and with Gordon, who clearly was on top of all the aspects of the project. We left with a highly favorable impression of the facility, management, and the financial outlook for our investment. In fact, we could envision ourselves pulling up a Big Easy chair and living quite comfortably at Lambeth House.



At June 30, 1999, the Fund owned $3.875 million of Louisiana Health Education Authority Adjustable Rate Revenue Refunding Bonds, Series 1998B (Lambeth House Project), valued at $3,855,625 and representing 2.4% of the Fund's net assets. The bonds are dependent on revenues generated by the Lambeth House and are further secured by a debt service reserve fund, and a first mortgage lien and security interest in the Project.


                             Thomas J. Conlin, CFA
                              Portfolio Co-Manager


                              Greg D. Winston, CFA
                              Portfolio Co-Manager


"We could envision
 ourselves pulling
 up a Big Easy chair
 and living quite
 comfortably at
 Lambeth House."

                                                                    VALUE REPORT


Heartland Short Duration High-Yield Municipal Fund


This Fund seeks a high level of federally tax-exempt current income with a low degree of share-price fluctuation. It invests primarily in medium and lower quality municipal obligations and maintains an average portfolio duration of three years or less.

AVERAGE ANNUAL TOTAL RETURNS
                                        YTD*      1-year   Since inception
                                                               (1/2/97)
Heartland Short Duration
High-Yield Municipal Fund/1/             1.7%       3.0%         5.1%

Lehman Municipal 1-3 Year
Non-Investment Grade Bond Index/2/       2.1%       4.8%         5.9%

*Not Annualized
/1/Includes reinvestment of all dividends and capital gain distributions and reflects fee waivers in effect during the period.
/2/The Lehman Municipal 1-3 Year Non-Investment Grade Bond Index is an unmanaged index and includes issues that have a maximum credit rating of "Ba1", were issued as part of a deal of at least $20 million, have an amount outstanding of at least $3 million, have a maturity of 1 to 3 years, and were issued after December 31, 1990.

FUND FACTS
Sales commission.............. None   Weighted average duration........ 3.0 yrs.
Share price.................. $9.87   Net assets.................... $161.2 mil.
Weighted Average Maturity..6.5 yrs.   Number of holdings..................... 79

                                                                                         % OF
TOP 5 HOLDINGS                                    COUPON         MATURITY     CALL     NET ASSETS
Tarrant Cty., TX Health Fac. Dev. Corp.           8.25%           8/1/28     8/1/02       4.4%
Jefferson County, TX Health Fac. Dev. Corp.       8.875%          6/1/21     7/1/99       4.1
Allegheny County, PA Industrial Dev. Auth.        6.8%            1/1/05       --         3.9
Tulsa County, OK Industrial Auth.                 8.25%           3/1/20     3/1/02       3.4
Independence, MO Tax Increment Revenue            8.75%           4/1/15     4/1/04       3.2


PORTFOLIO COMPOSITION

Hospital 25.2%

Nursing
22.1%

Retirement
19.2%

Multifamily  11.0%

Other 22.5%
   Other...................... 7.8%
   IDR........................ 6.1
   Resource recovery.......... 5.5
   Mental health.............. 3.4
   Solid waste................ 1.3
   Cash & equiv. .............-1.6

All statistics are as of June 30, 1999.

VALUE REPORT


                                        Heartland High-Yield Municipal Bond Fund


Dignity and Respect

We have come a long way in our approach to treating the mentally retarded. Society now realizes that the mentally challenged should be treated with dignity and respect. Municipal bonds provide financing for the facilities that provide a better life for people with developmental disabilities. This underscores our belief that investing in municipal securities helps improve the fabric of American life.

Unicare Homes, Inc. has bought and renovated two intermediate care facilities for the mentally retarded (ICF/MRs). Jackson Center is a 126 bed facility located in Milwaukee, and Hearthside Center is a 247 bed facility in Brown Deer, Wisconsin. Both provide 24 hour per day residential, rehabilitative and medical services to the mentally retarded under the Wisconsin ICF/MR Medicaid Program. They are managed by an affiliated company of Memphis, Tennessee-based Developmental Disability Management Services, which provides services and support to 1,850 retarded citizens.

This Project was financed by Wisconsin Health and Educational Facilities Authority Revenue Bonds, Series 1996A and Series 1998 (Benchmark Healthcare of Wisconsin, Inc. Project). We believe they are solid credits, which will generate good investment and social returns.



At June 30, 1999, the Fund owned $1,420,000 of the 8.5%s of 10/15/26 (1996A), and $670,000 of the 6.75%s of 12/1/28 (1998), valued at $2,157,838 and representing 2.3% of the Fund's net assets. The bonds are dependent on net revenues from the facilities and are further secured by a debt service reserve fund and mortgage lien.

                             [PHOTO APPEARS HERE]
                             Thomas J. Conlin, CFA
                              Portfolio Co-Manager


                             [PHOTO APPEARS HERE]
                              Greg D. Winston, CFA
                              Portfolio Co-Manager


"Municipal bonds
 provide financing
 for the facilities that
 provide a better life
 for people with
 developmental
 disabilities."

                                                                    VALUE REPORT


Heartland High-Yield Municipal Bond Fund


This Fund seeks to maximize after-tax total return by investing for a high level of current income that is federally tax-exempt. It invests primarily in medium and lower quality municipal obligations and maintains an average portfolio duration of greater than five years.

AVERAGE ANNUAL TOTAL RETURNS
                                    YTD*      1-year     Since inception
                                                            (1/2/97)
  Heartland High-Yield
  Municipal Bond Fund/1/            1.2%       4.2%           7.8%

  Lehman Municipal Non-Investment
  Grade Bond Index/2/               1.3%       3.2%           7.4%

*  Not Annualized
/1/Includes reinvestment of all dividends and capital gain distributions and reflects fee waivers in effect during the period.
/2/Lehman Municipal Non-Investment Grade Bond Index includes issues that have a maximum credit rating of "Ba1," were issued as part of a deal of at least $20 million, have an amount outstanding of at least $3 million, have maturity of at least one year, and were issued after December 31, 1990.


FUND FACTS
Sales commission................   None     Net assets............... $93.9 mil.
Share price..................... $10.19     Number of holdings............... 61
Weighted average duration.... 10.0 yrs.     Inception.................... 1/2/97

                                                                        % OF
TOP 5 HOLDINGS                             COUPON   MATURITY   CALL   NET ASSETS
Pennsylvania Higher Education Facilities    7.25%    9/1/17   9/1/01     3.9%
Tarrant County, TX Health Fac. Dev. Corp.   8.0%     8/1/25   8/1/02     3.9
Tulsa County, OK Industrial Authority       7.25%    3/1/29   3/1/02     3.6
Lubbock, Texas Health Facilities Dev. Corp. 6.5%     7/1/19   7/1/09     3.1
Massachusetts Development Finance Agency    6.75%    7/1/18   7/1/09     3.1

[PIE CHART APPEARS HERE]

PORTFOLIO COMPOSITION

Multifamily  23.4%

Nursing 22.0%

Mental health  10.4%

Retirement  14.2%

Hospital  13.7%

Other  16.3%

   Other....................  6.4%
   Resource recovery........  5.6
   Solid waste..............  2.2
   Water & sewer............  2.2
   IDR......................  2.0
   Lease....................  1.1
   University...............  1.0
   Cash & equiv............. -4.2

All statistics are as of June 30, 1999.

               HEARTLAND SHORT DURATION HIGH-YIELD MUNICIPAL FUND
              SCHEDULE OF INVESTMENTS . JUNE 30, 1999 (Unaudited)

-----------------------------------------------------------------------------------------------------------------------------------
    PAR
   AMOUNT     LONG-TERM INVESTMENTS - 100.0%                                    COUPON              MATURITY           VALUE
----------------------------------------------------------------------------------------------------------------------------------
              MUNICIPAL BONDS -- 100.0%

              ALABAMA -- 2.4%
$    370,000  Valley, Alabama Special Care Facilities Finance Authority -
                Lanier Memorial Hospital.................................        5.000%           11/01/2000         $   371,850
     325,000  Valley, Alabama Special Care Facilities Finance Authority -
                Lanier Memorial Hospital.................................        4.650            11/01/2002             322,156
   3,000,000  West Jefferson, Alabama Amusement & Public Park Authority -
                Visionland Alabama (Callable 02/01/2004).................        8.000            02/01/2021           3,243,750
                                                                                                                     ------------
                                                                                                                       3,937,756
              CONNECTICUT - 4.0%
   1,440,000  Connecticut State Development Authority -
                Alzheimers Resource Center (a)...........................        6.875            08/15/2004           1,508,400
   4,625,000  Connecticut State Development Authority -
                Alzheimers Resource Center (Callable 08/15/2004) (a).....        7.125            08/15/2014           4,885,156
                                                                                                                     ------------
                                                                                                                       6,393,556
              FLORIDA - 6.9%
   1,260,000  Lee County, Florida Industrial Development Authority -
                 Cypress Cove at Healthpark, Florida, Inc. Project
                 (Callable 10/01/2002)...................................        5.625            10/01/2026           1,269,450
     890,000  Lee County, Florida Industrial Development Authority -
                Cypress Cove at Healthpark, Florida, Inc. Project........        5.600            10/01/2004             898,900
     585,000  Lee County, Florida Industrial Development Authority -
                Cypress Cove at Healthpark, Florida, Inc. Project (a)....        5.700            10/01/2005             592,312
   1,745,000  Seminole County, Florida Industrial Development Authority -
                RHA/Fern Park MR, Incorporated (Callable 07/01/1999).....        9.250            04/01/2012           1,797,350
   2,980,000  Sumter County, Florida Industrial Development Authority -
                Wecare Nursing Center (Callable 04/01/2004)..............        8.000            04/01/2014           3,225,850
   1,225,000  Tarpon Springs, Florida Health Facilities Authority -
                Helen Ellis Memorial Hospital (Callable 05/01/2001)......        7.500            05/01/2011           1,270,938
   2,000,000  Tarpon Springs, Florida Health Facilities Authority -
                Helen Ellis Memorial Hospital (Callable 05/01/2001)......        7.625            05/01/2021           2,080,000
                                                                                                                     ------------
                                                                                                                      11,134,800
               GEORGIA - 2.9%
   1,600,000  Clayton County, Georgia Development Authority IDR -
                Outboard Marine Corporation (Callable 10/01/1999)........        6.000            10/01/2002           1,602,000
   3,220,000  Houston County, Georgia Development Authority -
                Emerald Coast Housing (Callable 08/01/2008)..............        6.850            08/01/2018           3,159,625
                                                                                                                     ------------
                                                                                                                       4,761,625
              ILLINOIS - 5.5%
   4,805,000  Granite City, Illinois Hospital Facilities Revenue -
                St. Elizabeth Medical Center (Callable 07/01/1999).......        8.125            06/01/2008           4,847,044
   1,500,000  Illinois Health Facilities Authority - Bohemian Home -
                Tabor Hills Health Care (Callable 11/15/2003)............        5.250            11/15/2028           1,462,500
   2,660,000  Worth, Illinois Nursing Home Revenue -
                Belhaven Convalescent Center (Callable 12/15/2002) (a)...        6.200            12/15/2007           2,626,750
                                                                                                                     ------------
                                                                                                                       8,936,294
              INDIANA - 0.4%
     650,000  Greensburg, Indiana Economic Development Revenue -
                Kroger Company (Callable 12/01/2004).....................        7.250            06/01/2011             730,438

              HEARTLAND SHORT DURATION HIGH-YIELD MUNICIPAL FUND
         SCHEDULE OF INVESTMENTS [cont'd] * JUNE 30, 1999 (Unaudited)

-------------------------------------------------------------------------------------------------------------------------
  PAR
AMOUNT        LONG-TERM INVESTMENTS - 100.0% [cont'd]                             COUPON      MATURITY         VALUE
-------------------------------------------------------------------------------------------------------------------------
              MUNICIPAL BONDS - 100.0% [cont'd]

              IOWA - 4.9%
$4,000,000    Cedar Rapids, Iowa First Mortgage Revenue -
               Cottage Grove Place (Callable 07/01/2005).......................   5.625%      07/01/2028      $ 4,000,000
 1,500,000    Elk Horn, Iowa Health Care Facility -
               Salem Lutheran Homes (Callable 04/01/2003)......................   7.250       04/01/2018        1,494,375
 1,450,000    Iowa Finance Authority Health Care Facilities -
               Care Initiatives................................................   5.500       07/01/2008        1,440,937
   900,000    Ottumwa, Iowa Revenue - Penn Place -
               Regional Retirement Living (Callable 02/15/2003)................   5.150       02/15/2028          886,500
                                                                                                             ------------
                                                                                                                7,821,812
              LOUISIANA - 5.7%
 3,875,000    Louisiana Health Education Authority -
               Lambeth House (Callable 01/01/2007) (a).........................   5.625       01/01/2028        3,855,625
 1,945,000    Louisiana Public Facilities Authority -
               Beverly Enterprises, Incorporated (Callable 09/01/2002).........   8.250       09/01/2008        2,093,306
 3,290,000    Louisiana Public Facilities Authority -
               Progressive Healthcare Providers (Callable 10/01/2000) (a)......   6.250       10/01/2011        3,302,337
                                                                                                             ------------
                                                                                                                9,251,268
              MASSACHUSETTS - 3.2%
 1,260,000    Massachusetts Industrial Finance Agency -
               Reeds Landing Project (Callable 10/01/1999).....................   7.750       10/01/2000        1,269,992
   945,000    Massachusetts Industrial Finance Agency - Glenmeadow
               Retirement Community (Callable 02/15/2003)......................   5.000       02/15/2026          968,875
   970,000    Massachusetts Industrial Finance Agency - Glenmeadow
               Retirement Community (Callable 02/15/2006)......................   5.250       02/15/2026          944,329
 2,000,000    Massachusetts Development Finance Agency - Loomis
               Communities (Callable 07/01/2005)...............................   5.000       07/01/2025        1,940,000
                                                                                                             ------------
                                                                                                                5,123,196
              MINNESOTA - 3.6%
   900,000    Maplewood, Minnesota Health Care Facility -
               Healtheast Care System (Callable 11/15/2001)....................   5.800       11/15/2003          902,250
 2,000,000    South St. Paul, Minnesota Housing and Redevelopment
               Authority - Healtheast Care System (Callable 11/01/2004)........   6.750       11/01/2009        2,070,000
 2,725,000    St. Paul, Minnesota Housing and Redevelopment Authority -
               Healtheast Care System (Callable 11/01/2003)....................   6.625       11/01/2017        2,776,094
                                                                                                             ------------
                                                                                                                5,748,344
              MISSOURI - 5.0%
 4,740,000    Independence, Missouri Tax Increment Revenue -
               Homart Development Company (Callable 04/01/2004)................   8.750       04/01/2015        5,219,925
 2,880,000    Kansas City, Missouri - Industrial Development Authority -
               Kingswood Project (Callable 11/15/2008).........................   5.375       11/15/2009        2,775,600
                                                                                                             ------------
                                                                                                                7,995,525
              NEW JERSEY - 4.0%
 3,485,000    New Jersey Economic Development Authority -
               Sayreville Senior Living Centre (Callable 04/01/2004)...........   8.000       04/01/2014        3,842,212
 2,500,000    New Jersey Health Care Facilities Finance Authority -
               Raritan Bay Medical Center (Callable 07/01/2004)................   7.250       07/01/2027        2,515,625
                                                                                                             ------------
                                                                                                                6,357,837
              NEW MEXICO - 0.6%
 1,000,000    Santa Fe County, New Mexico Project Revenue -
               El Castillo Retirement Residences (Callable 05/15/2000).........   5.250       05/15/2028          995,000

               HEARTLAND SHORT DURATION HIGH-YIELD MUNICIPAL FUND
         SCHEDULE OF INVESTMENTS [cont'd] . JUNE 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

    PAR
   AMOUNT      LONG-TERM INVESTMENTS - 100.0% [cont'd]                          COUPON       MATURITY           VALUE
-------------------------------------------------------------------------------------------------------------------------
               MUNICIPAL BONDS - 100.0% [cont'd]

               NEW YORK - 4.4%
$ 2,855,000    Erie County, NY Industrial Development Agency -
                 DePaul Properties, Incorporated (Callable 09/01/2002).......  6.500%        09/01/2018       $ 2,969,200

  3,930,000    Fulton County, NY Industrial Development Agency -
                 Nathan Littauer Hospital Association (Callable 11/01/2001)..  7.000         11/01/2004         4,116,675
                                                                                                              -----------
                                                                                                                7,085,875
               OHIO - 4.7%
    955,000    Clark County, Ohio Industrial Development Revenue -
                 Main Associates Project (Callable 07/01/1999)...............  8.000         11/01/2005           935,865

  1,050,000    Montgomery County, Ohio Health Care Facilities -
                 Friendship Village of Dayton (Callable 02/01/2001)..........  5.375         02/01/2022         1,050,000

  2,000,000    Montgomery County, Ohio Hospital Revenue - Grandview
                 Hospital & Medical Center...................................  5.250         12/01/2002         2,020,000

  1,000,000    Montgomery County, Ohio Hospital Revenue - Grandview
                 Hospital & Medical Center...................................  5.250         12/01/2003         1,006,250

  1,700,000    Montgomery County, Ohio Health Care Facilities -
                 Friendship Village of Dayton (Callable 02/01/2003)..........  5.500         02/01/2007         1,695,750

    905,000    Ohio Capital Corporation for Housing -
                 Bella Vista Section 8 Assisted Project......................  7.250         02/01/2002           900,475
                                                                                                              -----------
                                                                                                                7,608,340

               OKLAHOMA - 4.6%
  1,065,000    Tulsa County, Oklahoma Industrial Authority -
                 Multifamily Housing 1st Mortgage Revenue
                 (Callable 12/01/2005).......................................  7.400         12/01/2017         1,042,369

  1,000,000    Tulsa County, Oklahoma Industrial Authority -
                 Multifamily Housing 1st Mortgage Revenue
                 (Callable 12/01/2005).......................................  7.500         12/01/2027           975,000

  5,135,000    Tulsa County, Oklahoma Industrial Authority -
                 Tulsa-American Housing Foundation Apartments
                 (Callable 03/01/2002).......................................  8.250         03/01/2020         5,417,425
                                                                                                              -----------
                                                                                                                7,434,794

               PENNSYLVANIA - 16.3%
    255,000    Allegheny County, Pennsylvania Hospital Development
                 Authority - Allegheny Valley Hospital.......................  7.500         08/01/2000           254,337

    275,000    Allegheny County, Pennsylvania Hospital Development
                 Authority - Allegheny Valley Hospital
                 (Callable 08/01/2000).......................................  7.600         08/01/2001           273,625

    295,000    Allegheny County, Pennsylvania Hospital Development
                 Authority - Allegheny Valley Hospital
                 (Callable 08/01/2000).......................................  7.700         08/01/2002           292,788

  6,400,000    Allegheny County, Pennsylvania Industrial Development
                 Authority - Lanchester Energy Partners......................  6.800         01/01/2005         6,320,000

  1,855,000    Cumberland County, Pennsylvania Industrial Development
                 Revenue -  Beverly Enterprises, Inc.........................  5.300         10/01/2003         1,822,538

  2,000,000    Cumberland County, Pennsylvania Industrial Development
                 Revenue -  Beverly Enterprises, Inc. (Callable 10/01/2003)..  5.500         10/01/2008         1,947,500

  4,270,000    Cumberland County, Pennsylvania Industrial Municipal
                 Authority -  Carlisle Hospital and Health Services
                 (Callable 11/15/2004).......................................  6.800         11/15/2014         4,552,888

    644,000    Montgomery County, Pennsylvania Industrial Development
                 Authority Revenue - Meadowood Corporation
                 (Callable 12/01/1999).......................................  5.150         12/01/2003           639,975

  2,550,000    Philadelphia Authority for Industrial Development -
                 The Baptist Home of Philadelphia (Callable 11/15/2000)......  5.250         11/15/2028         2,527,687

    955,000    Scranton-Lackawanna Health & Welfare Authority -
                 Moses Taylor Hospital.......................................  5.550         07/01/2004           929,931

              HEARTLAND SHORT DURATION HIGH-YIELD MUNICIPAL FUND
         SCHEDULE OF INVESTMENTS [cont'd] . JUNE 30, 1999 (Unaudited)

---------------------------------------------------------------------------------------------------------------
   PAR
 AMOUNT      LONG-TERM INVESTMENTS - 100.0%  [cont'd]                           COUPON    MATURITY      VALUE
---------------------------------------------------------------------------------------------------------------
             MUNICIPAL BONDS - 100.0% [cont'd]

             PENNSYLVANIA - 16.3% [cont'd]
$ 1,000,000  Scranton-Lackawanna Health & Welfare Authority -
              Moses Taylor Hospital...................................          5.650%  07/01/2005  $    970,000
  2,275,000  Washington County, Pennsylvania Hospital Authority -
              Cannonsburg General Hospital (Callable 06/01/2003)......          7.350   06/01/2013     2,249,875
  3,600,000  Westmoreland County, Pennsylvania Industrial Development
              Authority - Lancaster Energy Partners...................          6.800   01/01/2005     3,555,000
                                                                                                     -----------
                                                                                                      26,336,144
             SOUTH CAROLINA - 1.3%
  2,000,000  South Carolina Jobs Economic Development Corporation -
              Santee River Rubber Project.............................          9.000   12/01/2011     2,050,000

             TEXAS - 14.9%
  1,000,000  Danforth, Texas Health Facilities Corporation -
              Heritage Duval Gardens (Callable 07/01/2003)............          7.375   07/01/2028       973,750
  2,405,000  Edinburg, Texas Industrial Development Corporation -
              Water Park Project......................................          7.000   09/01/2006     2,389,969
  6,405,000  Jefferson County, Texas Health Facilities Development
              Corporation - Baptist Healthcare System
              (Callable 07/01/1999)...................................          8.875   06/01/2021     6,541,106
    190,000  Rusk County, Texas Health Facilities Corporation -
              Sugarland Retirement Communities
              (Callable 03/01/2000)...................................          6.375   03/01/2006       188,812
    270,000  Rusk County, Texas Health Facilities Corporation -
              Sugarland Retirement Communities
              (Callable 03/01/2000)...................................          6.500   03/01/2007       267,975
    155,000  Rusk County, Texas Health Facilities Corporation -
              Sugarland Retirement Communities
              (Callable 03/01/2000)...................................          6.625   03/01/2008       153,837
  1,430,000  Rusk County, Texas Health Facilities Corporation -
              Sugarland Retirement Communities
              (Callable 03/01/2000)...................................          7.500   03/01/2014     1,417,488
  1,800,000  Rusk County, Texas Health Facilities Corporation -
              Sugarland Retirement Communities
              (Callable 03/01/2000)...................................          7.750   03/01/2019     1,791,000
  1,000,000  San Antonio, Texas Health Facilities Development
              Corporation - Beverly Enterprises, Incorporated
              (Callable 12/01/2002)...................................          8.250   12/01/2019     1,078,750
    810,000  Tarrant County, Texas Health Facilities Development
              Corporation - St. Joseph Long Term Care Facility
              (Callable 11/01/1999)...................................          6.500   05/01/2004       803,925
  7,105,000  Tarrant County, Texas Health Facilities Development
              Corporation - Westchester Retirement Communities
              (Callable 08/01/2002)...................................          8.250   08/01/2028     7,087,238
  1,345,000  Wharton, Texas Housing Development
              Corporation - University Place Apartments
              (Callable 06/01/2000)...................................          5.500   06/01/2010     1,316,419
                                                                                                     -----------
                                                                                                      24,010,269

               HEARTLAND SHORT DURATION HIGH-YIELD MUNICIPAL FUND
          SCHEDULE OF INVESTMENTS [cont'd] . JUNE 30, 1999 (Unaudited)
          ------------------------------------------------------------

 PAR
AMOUNT           LONG-TERM INVESTMENTS - 100.0% [cont'd]                              COUPON            MATURITY         VALUE
---------------------------------------------------------------------------------------------------------------------------------
                MUNICIPAL BONDS -100.0% [cont'd]
                VIRGINIA - 3.0%
$ 2,000,000     Hopewell, Virginia Industrial Development Authority -
                Stone Container Corporation (Callable 06/01/2002).................   8.250%            6/01/2016     $  2,185,000
  2,660,000     Newport News, Virginia Redevelopment & Housing Authority -
                St. Michaels Apartments (Callable 11/01/2002).....................   7.625            11/01/2018        2,660,000
                                                                                                                     ------------
                                                                                                                        4,845,000
                WISCONSIN - 1.7%
  2,455,000     Wisconsin Health & Education Facilities Authority -
                Benchmark Healthcare of Wisconsin
                (Callable 10/15/2006).............................................   8.500            10/15/2026        2,660,606
                                                                                                                     ------------
                TOTAL MUNICIPAL BONDS (Cost $162,036,494)..........................................................  $161,218,479
                                                                                                                     ------------
                TOTAL LONG-TERM INVESTMENTS (Cost $162,036,494)....................................................  $161,218,479
                                                                                                                     ------------

---------------------------------------------------------------------------------------------------------------------------------
 PAR
AMOUNT          SHORT-TERM INVESTMENTS - 1.6%                                        COUPON            MATURITY          VALUE
---------------------------------------------------------------------------------------------------------------------------------
                MUNICIPAL BONDS - 1.6%
                NEW JERSEY - 1.5%
$ 2,340,000     South Amboy, New Jersey Housing Authority -
                 Shore Gate Village Grand Project (Callable 07/15/1999)............ 6.000%           08/15/1999      $  2,340,468

                PENNSYLVANIA - 0.1%
    235,000     Allegheny County, Pennsylvania Hospital Development
                 Authority - Allegheny Valley Hospital............................. 7.400           08/01/1999            234,927
                                                                                                                     ------------
                TOTAL MUNICIPAL BONDS (COST $2,574,155)............................................................  $  2,575,395
                                                                                                                     ------------
                TOTAL SHORT-TERM INVESTMENTS (COST $2,574,155).....................................................  $  2,575,395
                                                                                                                     ------------
                TOTAL INVESTMENTS (COST $164,610,649)............. 101.6%                                            $163,793,874
                Liabilities, less cash and receivables............. (1.6)                                              (2,625,031)
                                                                                                                     ------------
                TOTAL NET ASSETS................................... 100.0%                                           $161,168,843
                                                                   ======                                            ============

                (a) All or a portion of security pledged to cover margin requirements for futures contracts.

                The accompanying Notes to Financial Statements are an integral part of this Schedule.

                   HEARTLAND HIGH-YIELD MUNICIPAL BOND FUND
              SCHEDULE OF INVESTMENTS - JUNE 30, 1999 (Unaudited)

 PAR
AMOUNT          LONG-TERM INVESTMENTS - 104.2%                                       COUPON          MATURITY           VALUE
--------------------------------------------------------------------------------------------------------------------------------
                MUNICIPAL BONDS - 104.2%

                ALABAMA - 4.3%
$ 2,000,000     Mobile, Alabama Industrial Development Board -
                 Mobile Energy Services (Callable 01/01/2005) (a)...............     6.950%          01/01/2020      $   900,000
  2,000,000     Vance, Alabama Governmental Utility Services Corporation -
                 Sewer Services Revenue (Callable 10/01/2007)...................     7.500           10/01/2018        2,072,500
  1,000,000     West Jefferson, Alabama Amusement and Public Park Authority -
                 Visionland Alabama (Callable 02/01/2004).......................     8.000           02/01/2021        1,081,250
                                                                                                                     -----------
                                                                                                                       4,053,750
                COLORADO - 2.1%
  2,000,000     Colorado Health Facilities Authority -
                 Rocky Mountain Adventist (Callable 02/01/2003).................     6.625           02/01/2013        1,957,500

                FLORIDA - 6.7%
  2,000,000     Mexico Beach, Florida Public Service Facilities -
                 Heritage House of Sarasota (Callable 12/01/2002)...............     8.000           12/01/2027        1,967,500
  2,370,000     Seminole County, Florida Industrial Development Authority -
                 RHA/Fern Park MR, Incorporated (Callable 07/01/1999)...........     9.250           04/01/2012        2,441,100
  2,000,000     Sumter County, Florida Industrial Development Authority -
                 Wecare Nursing Center (Callable 04/01/2009)....................     6.750           04/01/2029        1,905,000
                                                                                                                     -----------
                                                                                                                       6,313,600
                GEORGIA - 2.7%
  2,575,000     Houston County, Georgia Development Authority -
                 Grantley, Incorporated Project (Callable 04/01/2003)...........     7.375           04/01/2028        2,539,594

                ILLINOIS - 9.4%
    200,000     Chicago, Illinois Health Facilities -
                 Heritage Care of Chicago (Callable 07/01/2003).................     7.200           07/01/2010          196,750
    200,000     Chicago, Illinois Health Facilities -
                 Heritage Care of Chicago (Callable 07/01/2003).................     7.300           07/01/2011          196,500
  1,000,000     Chicago, Illinois Health Facilities -
                 Heritage Care of Chicago (Callable 07/01/2003).................     7.625           07/01/2028          975,000
  1,870,000     Granite City, Illinois Hospital Facility Revenue -
                 St. Elizabeth Medical Center (Callable 07/01/1999).............     8.125           06/01/2008        1,886,363
  2,000,000     Illinois Development Finance Authority -
                 Spring Grove Apartments (Callable 01/01/2009)..................     7.000           01/01/2029        1,907,500
  2,000,000     Robbins Illinois Resource Recovery Revenue -
                 Robbins Resource Recovery (Callable 10/15/2006)................     8.375           10/15/2016        1,100,000
  1,000,000     Southern Illinois University Revenue............................     0.000           04/01/2020          313,750
  2,000,000     Southern Illinois University Revenue............................     0.000           04/01/2027          412,500
  1,000,000     Southern Illinois University Revenue............................     0.000           04/01/2029          183,750
  1,700,000     Worth, Illinois Nursing Home Revenue -
                 Belhaven Convalescent Center (Callable 12/15/2002).............     7.250           12/15/2027       1,663,875
                                                                                                                     ----------
                                                                                                                      8,835,988
                INDIANA - 2.0%
    715,000     Beech Grove, Indiana Economic Development Revenue -
                 Diplomat South Apartments (Callable 01/01/2003)................     7.000           01/01/2028         689,975
  1,200,000     Beech Grove, Indiana Economic Development Revenue -
                 Beech Grove Village Apartments (Callable 01/01/2003)...........     7.000           01/01/2028       1,173,000
                                                                                                                     ----------
                                                                                                                      1,862,975
                LOUISIANA - 2.7%
  2,700,000     Louisiana Housing Finance Agency -
                 Southside Villa Apartments (Callable 07/01/2003)...............     7.000           07/01/2028       2,588,625

                MASSACHUSETTS - 3.1%
  2,985,000     Massachusetts Development Finance Agency -
                 MCHSP Human Services Providers (Callable 07/01/2009)...........     6.750           07/01/2018      2,895,450

                   HEARTLAND HIGH-YIELD MUNICIPAL BOND FUND
         SCHEDULE OF INVESTMENTS [cont'd] . JUNE 30, 1999 (Unaudited)
---------------------------------------------------------------------------------------------------------------------------
     PAR
    AMOUNT      LONG-TERM INVESTMENTS - 104.2% [cont'd]                              COUPON      MATURITY         VALUE
---------------------------------------------------------------------------------------------------------------------------
                MUNICIPAL BONDS - 104.2% [cont'd]

                MICHIGAN - 2.7%
 $1,140,000     Redford Township, Michigan Economic Development Corporation -
                  The Malachi Corporation (Callable 05/01/2003) (a).............      7.500%     05/01/2028     $ 1,097,250
  1,500,000     Riverview, Michigan Economic Development Corporation -
                  The Malachi Corporation (Callable 05/01/2003) (a).............      7.500      05/01/2028       1,443,750
                                                                                                                -----------
                                                                                                                  2,541,000
                MINNESOTA - 3.0%
  3,000,000     Cuyuna Range Hospital District - (Callable 03/01/2005)..........      6.000      06/01/2029       2,838,750

                MISSISSIPPI - 3.0%
  3,000,000     Tupelo, Mississippi Housing Authority -
                  Tupelo Apartment Homes (Callable 01/01/2004)..................      7.250      01/01/2029       2,861,250

                MISSOURI - 4.5%
  1,000,000     Gallatin, Missouri Certificates of Participation -
                  Electric Distribution System (Callable 07/01/2007)............      7.375      01/01/2028       1,000,000
  1,350,000     Jackson County, Missouri Industrial Development Authority -
                  Sante Fe Village (Callable 07/01/2004)........................      7.000      07/01/2019       1,309,500
    150,000     Jackson County, Missouri Industrial Development Authority -
                  Sante Fe Village (Callable 07/01/2004)........................      7.000      07/01/2029         144,937
  1,715,000     St. Louis County, Missouri Industrial Development Authority -
                  Dasal Caring Centers (Callable 12/01/2007)....................      7.750      12/01/2016       1,779,312
                                                                                                                -----------
                                                                                                                  4,233,749
                NEW JERSEY - 4.7%
  1,500,000     New Jersey Health Care Facilities Finance Authority -
                  Raritan Bay Medical Center (Callable 07/01/2004)..............      7.250      07/01/2027       1,509,375
  3,000,000     New Jersey Economic Development Authority -
                  Sayreville Senior Living Centre (Callable 04/01/2009).........      6.375      04/01/2029       2,872,500
                                                                                                                -----------
                                                                                                                  4,381,875
                NEW YORK - 1.0%
  1,000,000     New York City Industrial Development Authority -
                  A Very Special Place, Inc. (Callable 07/01/2009)..............      5.750      07/01/2009         960,000

                OHIO - 2.3%
    470,000     Franklin County, Ohio Hospital Facilities -
                  Worthington Christian Village.................................      7.875      06/01/2005         464,125
    675,000     Franklin County, Ohio Hospital Facilities -
                  Worthington Christian Village (Callable 06/01/2005)...........      8.000      06/01/2010         662,344
  1,000,000     Montgomery County, Ohio Hospital Revenue -
                  Grandview Hospital & Medical Center...........................      5.250      12/01/2003       1,006,250
                                                                                                                -----------
                                                                                                                  2,132,719
                OKLAHOMA - 7.7%
  2,000,000     Tulsa County, Oklahoma Industrial Authority -
                  Multifamily Housing 1st Mortgage Revenue
                  (Callable 12/01/2005).........................................      7.500      12/01/2027       1,950,000
  2,000,000     Tulsa County, Oklahoma Industrial Authority -
                  Shadybrook Apartments (Callable 07/01/2003)...................      6.375      07/01/2028       1,935,000
  3,500,000     Tulsa County, Oklahoma Industrial Authority -
                  Tulsa-America Housing Foundation Apartments
                  (Callable 03/01/2002).........................................      7.250      03/01/2029       3,338,125
                                                                                                                -----------
                                                                                                                  7,223,125

                   HEARTLAND HIGH-YIELD MUNICIPAL BOND FUND
         SCHEDULE OF INVESTMENTS [cont'd] . JUNE 30, 1999 (Unaudited)

---------------------------------------------------------------------------------------------------------------------------
    PAR
   AMOUNT     LONG-TERM INVESTMENTS - 104.2% [cont'd]                                COUPON      MATURITY         VALUE
---------------------------------------------------------------------------------------------------------------------------
              MUNICIPAL BONDS - 104.2% [cont'd]

              PENNSYLVANIA - 7.1%
 $1,500,000   Bucks County, Pennsylvania Higher Education Facilities
                Authority - Chandler Hall Health Services
                (Callable 05/01/2009)...........................................      6.300%     05/01/2009     $ 1,432,500
  3,750,000   Pennsylvania Higher Education Facilities Authority -
                Allegheny General Hospital (Callable 09/01/2001)................      7.250      09/01/2017       3,660,937
  1,600,000   Westmoreland County, Pennsylvania Industrial Development
                Authority - Lanchester Energy Partners..........................      7.000      01/01/2008       1,566,000
                                                                                                                -----------
                                                                                                                  6,659,437
              SOUTH CAROLINA - 2.2%
  2,000,000   South Carolina Jobs Economic Development Authority -
                Santee River Rubber Project.....................................      9.000      12/01/2011       2,050,000

              TENNESSEE - 2.0%
    630,000   Shelby County, Tennessee Health, Education & Housing
                Facilities - Winfield Village of Cordova
                (Callable 08/29/2006)...........................................      8.500      07/01/2026         666,225
  1,225,000   Sweetwater, Tennessee Industrial Development Board -
                Wood Presbyterian Home (Callable 01/01/2006)....................      7.750      01/01/2029       1,200,500
                                                                                                                -----------
                                                                                                                  1,866,725
              TEXAS - 16.3%
  2,370,000   Bexar County, Texas Housing Finance Corporation -
                King's Point & Thompson Place Apartments
                (Callable 07/01/2003)...........................................      7.000      07/01/2028       2,310,750
    665,000   Danforth, Texas Health Facilities Corporation - Sam Houston
                Long Term Care Facility (Callable 03/01/2004)...................      8.250      03/01/2027         669,156
  1,500,000   Danforth, Texas Health Facilities Corporation -
                Heritage Duval Gardens (Callable 07/01/2003)....................      7.375      07/01/2028       1,460,625
  2,620,000   Edinburg, Texas Industrial Development Corporation -
                Water Park Project (Callable 09/01/2008)........................      7.500      09/01/2023       2,495,550
  3,000,000   Lubbock, Texas Health Facilities Development Corporation -
                Carillon, Inc. (Callable 07/01/2009)............................      6.500      07/01/2019       2,921,250
  1,095,000   Rusk County, Texas Health Facilities Corporation -
                Sugarland Retirement Communities
                (Callable 03/01/2000)...........................................      8.250      03/01/2028       1,090,894
  3,750,000   Tarrant County, Texas Health Facilities Development
                Corporation - Westchester Retirement Communities
                (Callable 08/01/2002)...........................................      8.000      08/01/2025       3,660,937
    685,000   Tarrant County, Texas Health Facilities Development
                Corporation - St. Joseph Long Term Care Facility
                (Callable 05/01/2004)...........................................      8.500      05/01/2027         696,988
                                                                                                                -----------
                                                                                                                 15,306,150
              VIRGINIA - 4.5%
  2,000,000   Brunswick County, Virginia Industrial Development Authority -
                Extraction Technologies of Virginia (Callable 07/01/2007).......      7.500      07/01/2016       1,875,000
  2,500,000   Newport News, Virginia Redevelopment & Housing Authority -
                St. Michaels Apartment (Callable 11/01/2008)....................      7.250      11/01/2028       2,353,125
                                                                                                                -----------
                                                                                                                  4,228,125

                                  HEARTLAND HIGH-YIELD MUNICIPAL BOND FUND
                        SCHEDULE OF INVESTMENTS [cont'd] . JUNE 30, 1999 (Unaudited)
-------------------------------------------------------------------------------------------------------------
   PAR
  AMOUNT     LONG-TERM INVESTMENTS - 104.2% [cont'd]                       COUPON     MATURITY      VALUE
-------------------------------------------------------------------------------------------------------------
             MUNICIPAL BONDS - 104.2% [cont'd]

             WISCONSIN - 10.2%
$1,420,000   Wisconsin Health & Education Facilities Authority -
              Benchmark Healthcare of Wisconsin
              (Callable 10/15/2006).....................................    8.500%   10/15/2026   $ 1,538,925
   670,000   Wisconsin Health & Education Facilities Authority -
              Benchmark Healthcare of Wisconsin (Callable 12/01/2008)       6.750    12/01/2028       618,913
 2,430,000   Wisconsin Health & Education Facilities Authority -
              Benchmark Healthcare of Green Bay
              (Callable 05/01/2007).....................................    7.750    05/01/2027     2,487,713
 2,000,000   Wisconsin Health & Education Facilities Authority -
              Community Rehabilitation Providers (Callable 12/01/2008)      6.875    12/01/2023     1,935,000
 1,000,000   Wisconsin Health & Education Facilities Authority -
              RFDF, Incorporated Project (Callable 07/15/2007)..........    7.375    07/15/2027       982,500
 2,000,000   Wisconsin Health & Education Facilities Authority -
              The Millennium Housing Foundation
              (Callable 07/01/2008).....................................    6.100    01/01/2028     1,980,000
                                                                                                  -----------
                                                                                                    9,543,051
                                                                                                  -----------
             TOTAL MUNICIPAL BONDS (Cost $99,317,407)..........................................   $97,873,438
                                                                                                  -----------
             TOTAL LONG-TERM INVESTMENTS (Cost $99,317,407)....................................   $97,873,438
                                                                                                  -----------
             TOTAL INVESTMENTS (Cost $99,317,407).................104.2%                          $97,873,438
             Liabilities, less cash and receivables............... (4.2)                           (3,961,497)
                                                                  ------                          -----------
             TOTAL NET ASSETS.....................................100.0%                          $93,911,941
                                                                  ======                          ===========
             (a) Defaulted security.

             The accompanying Notes to Financial Statements are an integral part of this Schedule.

                     STATEMENTS OF ASSETS AND LIABILITIES
                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                                        Short
                                                                       Duration
                                                                      High-Yield      High-Yield
                                                                       Municipal       Municipal
ASSETS:                                                                   Fund         Bond Fund
                                                                      ------------   -------------
     Investments in securities, at cost............................   $164,610,649   $  99,317,407
                                                                      ============   =============
     Investments in securities, at value...........................   $163,793,874   $  97,873,438
     Cash..........................................................         91,145          19,577
     Receivable from securities sold...............................      2,471,755              --
     Receivable from fund shares sold..............................             --         266,452
     Accrued interest..............................................      2,997,369       2,211,954
     Prepaid expenses..............................................         14,071           9,793
     Receivable from custodian.....................................            302             433
     Deferred organization expense.................................         11,822          11,822
     Receivable from Advisor for expense reimbursement.............         13,201          24,308
                                                                      ------------   -------------
         Total Assets..............................................    169,393,539     100,417,777
                                                                      ------------   -------------
LIABILITIES:
     Payable for securities purchased..............................      3,925,226              --
     Payable for fund shares redeemed..............................             --         206,813
     Short-term notes payable......................................      3,300,000       5,600,000
     Distributions payable.........................................        786,705         592,709
     Payable to Advisor for management fee.........................         58,722          53,485
     Payable to Advisor for deferred organization expense..........         11,822          11,822
     Variation margin on open futures contracts....................         92,978              --
     Accrued interest payable......................................            587             996
     Accrued expenses..............................................         48,656          40,011
                                                                      ------------   -------------
         Total Liabilities.........................................      8,224,696       6,505,836
                                                                      ------------   -------------
TOTAL NET ASSETS...................................................   $161,168,843   $  93,911,941
                                                                      ============   =============

NET ASSETS CONSIST OF:
     Paid in capital...............................................   $164,566,540   $  95,697,588
     Accumulated undistributed net investment income...............         34,392          16,823
     Accumulated undistributed net realized losses on investments..     (2,781,727)       (358,501)
     Net unrealized depreciation on investments....................       (650,362)     (1,443,969)
                                                                      ------------   -------------
TOTAL NET ASSETS...................................................   $161,168,843   $  93,911,941
                                                                      ============   =============
     SHARES OUTSTANDING, $.001 par value
     (100,000,000 shares authorized for each fund).................     16,324,566       9,217,986
                                                                      ============   =============

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE.....   $       9.87   $       10.19
                                                                      ============   =============

The accompanying Notes to Financial Statements are an integral part of these Statements.

                           STATEMENTS OF OPERATIONS
       For the period from January 1, 1999 to June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                                         Short
                                                                        Duration
                                                                       High-Yield      High-Yield
                                                                       Municipal        Municipal
INVESTMENT INCOME:                                                        Fund          Bond Fund
                                                                      -----------      -----------
     Interest....................................................     $ 4,957,171      $ 3,271,535
                                                                      -----------      -----------
          Total investment income................................       4,957,171        3,271,535
                                                                      -----------      -----------
EXPENSES:
     Management fees.............................................         311,250          274,939
     Distribution fees...........................................         194,531          114,558
     Transfer agent fees.........................................          51,791           38,062
     Postage.....................................................          10,961            7,284
     Legal fees..................................................           9,778            2,619
     Custodian fees..............................................           9,319            4,333
     Printing and communications.................................           8,833            6,044
     Directors' fees.............................................           8,725            7,689
     Audit fees..................................................           7,544            6,799
     Registration fees...........................................           5,618           12,175
     Fund accounting fees........................................           3,672            2,791
     Amortization of deferred organization expenses..............           2,364            2,364
     Other operating expenses....................................          28,095           23,184
                                                                      -----------      -----------
        Total expenses before interest expense, fees paid
          indirectly and expense reimbursement...................         652,481          502,841
        Interest expense.........................................          21,382           16,095
                                                                      -----------      -----------
        Total expenses before fees paid indirectly and
          expense reimbursement..................................         673,863          518,936
        Less: Fees paid indirectly...............................          (6,407)          (2,748)
        Less: Expense reimbursement..............................         (89,849)         (82,135)
                                                                      -----------      -----------
        Net expenses.............................................         577,607          434,053
                                                                      -----------      -----------
NET INVESTMENT INCOME............................................       4,379,564        2,837,482
                                                                      -----------      -----------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
       Net realized gains (losses) on:
          Securities.............................................        (537,040)        (290,099)
          Futures contracts......................................         481,645          113,486
       Net increase (decrease) in
        unrealized appreciation on:
          Securities.............................................      (1,811,422)      (1,750,593)
          Futures contracts......................................         175,557            5,888
                                                                      -----------      -----------
TOTAL REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS........................................       1,691,260       (1,921,318)
                                                                      -----------      -----------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS................................................     $ 2,688,304      $   916,164
                                                                      ===========      ===========

The accompanying Notes to Financial Statements are an integral part of these Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                    Short Duration High-Yield           High-Yield Municipal
                                                                         Municipal Fund                       Bond Fund
                                                                  -----------------------------     -----------------------------
                                                                  Jan. 1, 1999                      Jan. 1, 1999
                                                                       to                                to
                                                                  June 30, 1999    Year Ended       June 30, 1999    Year ended
                                                                   (Unaudited)    Dec. 31, 1998      (Unaudited)    Dec. 31, 1998
                                                                  -------------   -------------     -------------   -------------
OPERATIONS:
  Net investment income.......................................     $  4,379,564   $   7,752,447      $  2,837,482    $  3,430,471
  Net realized gains (losses) on investments..................          (55,395)     (2,755,226)         (176,613)        151,394
  Net increase in unrealized appreciation (depreciation) on
   investments................................................       (1,635,865)        115,052        (1,744,705)       (146,572)
                                                                   ------------   -------------      ------------    ------------
    Net increase in net assets resulting from operations......        2,688,304       5,112,273           916,164       3,435,293
                                                                   ------------   -------------      ------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.......................................       (4,345,172)     (7,752,971)       (2,820,659)     (3,430,471)
  Net realized gains on investments...........................               --              --                --        (591,377)
                                                                   ------------   -------------      ------------    ------------
    Total distributions to shareholders.......................       (4,345,172)     (7,752,971)       (2,820,659)     (4,021,848)

FUND SHARE ACTIVITIES:
  Proceeds from shares issued.................................       70,248,107     160,079,181        52,043,224      91,876,973
  Reinvested dividends from net investment income and
   distributions from net realized gains on investments.......        3,221,730       6,808,295         1,929,404       3,475,849
  Cost of shares redeemed.....................................      (60,287,531)   (135,545,191)      (31,610,997)    (51,919,536)
                                                                   ------------   -------------      ------------    ------------
    Net increase in net assets derived from Fund share
     activities...............................................       13,182,306      31,342,285        22,361,631      43,433,286
                                                                   ------------   -------------      ------------    ------------

TOTAL INCREASE IN NET ASSETS..................................       11,525,438      28,701,587        20,457,136      42,846,731
NET ASSETS AT THE BEGINNING OF THE PERIOD.....................      149,643,405     120,941,818        73,454,805      30,608,074
                                                                   ------------   -------------      ------------    ------------
NET ASSETS AT THE END OF THE PERIOD...........................     $161,168,843   $ 149,643,405      $ 93,911,941    $ 73,454,805
                                                                   ============   =============      ============    ============
UNDISTRIBUTED NET INVESTMENT INCOME...........................     $     34,392   $         369      $     16,823    $         --
                                                                   ============   =============      ============    ============

The accompanying Notes to Financial Statements are an integral part of these Statements.

FINANCIAL HIGHLIGHTS

                                                                                 Short Duration High-Yield
                                                                                       Municipal Fund
                                                                ------------------------------------------------------------
                                                                Jan. 1, 1999 to             For the          Jan. 2, 1997(1)
                                                                 June 30, 1999            year ended             through
                                                                  (Unaudited)            Dec. 31, 1998        Dec. 31, 1997
                                                                ---------------          -------------       ---------------
Per Share Data
Net asset value, beginning of period.........................   $          9.98          $       10.15       $         10.00
Income from investment operations:
  Net investment income......................................              0.28                   0.53                  0.57
  Net realized and unrealized gains (losses) on investments..             (0.11)                 (0.17)                 0.15
                                                                ---------------          -------------       ---------------
  Total income from investment operations....................              0.17                   0.36                  0.72
                                                                ---------------          -------------       ---------------
Less distributions from:
  Net investment income......................................             (0.28)                 (0.53)                (0.57)
  Net realized gains on investments..........................                --                     --                    --
                                                                ---------------          -------------       ---------------
    Total distributions......................................             (0.28)                 (0.53)                (0.57)
                                                                ---------------          -------------       ---------------
Net asset value, end of period...............................   $          9.87          $        9.98       $         10.15
                                                                ===============          =============       ===============
Total Return.................................................               1.7%(2)                3.7%                  7.4%

Ratios and Supplemental Data
  Net assets, end of period (in thousands)...................   $       161,169          $     149,643       $       120,942
  Ratio of net expenses to average net assets................              0.74%(3)(4)            0.62%(4)              0.00%(4)
  Ratio of net investment income to average net assets.......              5.63%(3)(4)            5.26%(4)              5.33%(4)
  Portfolio turnover rate....................................                41%                   215%                  175%

                                                                                    High-Yield Municipal
                                                                                         Bond Fund
                                                                ------------------------------------------------------------
                                                                Jan. 1, 1999 to             For the          Jan. 2, 1997(1)
                                                                 June 30, 1999            year ended             through
                                                                  (Unaudited)            Dec. 31, 1998        Dec. 31, 1997
                                                                ---------------          -------------       ---------------
Per Share Data
Net asset value, beginning of period.........................   $         10.38          $       10.45       $         10.00
Income from investment operations:
  Net investment income......................................              0.32                   0.65                  0.68
  Net realized and unrealized gains (losses) on investments..             (0.19)                  0.03                  0.48
                                                                ---------------          -------------       ---------------
  Total income from investment operations....................              0.13                   0.68                  1.16
                                                                ---------------          -------------       ---------------
Less distributions from:
  Net investment income......................................             (0.32)                 (0.65)                (0.68)
  Net realized gains on investments..........................                --                  (0.10)                (0.03)
                                                                ---------------          -------------       ---------------
    Total distributions......................................             (0.32)                 (0.75)                (0.71)
                                                                ---------------          -------------       ---------------
Net asset value, end of period...............................   $         10.19          $       10.38       $         10.45
                                                                ===============          =============       ===============
Total Return.................................................               1.2%(2)                6.7%                 11.7%

Ratios and Supplemental Data
  Net assets, end of period (in thousands)...................   $        93,912          $      73,455       $        30,608
  Ratio of net expenses to average net assets................              0.95%(3)(5)            0.76%(5)              0.00%(5)
  Ratio of net investment income to average net assets.......              6.18%(3)(5)            6.01%(5)              6.01%(5)
  Portfolio turnover rate....................................                70%(2)                223%                  439%

(1) Commencement of operations.
(2) Not annualized.
(3) Annualized.
(4) If there had been no fees paid indirectly or expense reimbursement and management fee waiver by the Advisor, the ratios of net expenses to average net assets for the periods ended June 30, 1999, December 31, 1998 and December 31, 1997 would have been 0.86%, 0.80% and 0.84%, respectively, and the ratios of net investment income to average net assets would have been 5.51%, 5.08% and 4.49%, respectively.
(5) If there had been no fees paid indirectly or expense reimbursement and management fee waiver by the Advisor, the ratios of net expenses to average net assets for the periods ended June 30, 1999, December 31, 1998 and December 31, 1997 would have been 1.13%, 1.08% and 1.25%, respectively, and the ratios of net investment income to average net assets would have been 6.18%, 5.69% and 4.76%, respectively.

The accompanying Notes to Financial Statements are an integral part of these Statements.

           NOTES TO FINANCIAL STATEMENTS . June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

(1)  Organization

     Heartland Group, Inc. (the "Corporation") is registered as an open-end management company under the Investment Company Act of 1940. The Short Duration High-Yield Municipal Fund and the High-Yield Municipal Bond Fund (the "Funds"), each of which is a diversified fund, are two of the nine series of funds issued by the Corporation at June 30, 1999.

(2)  Summary of Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

     (a) Debt securities are stated at fair value as furnished by independent pricing services based primarily upon information concerning market transactions and dealer quotations for similar securities or by dealers who make markets in such securities. Debt securities having maturities of 60 days or less may be valued at acquisition cost, plus or minus any amortized discount or premium. Securities for which quotations are not readily available are valued at their fair value using methods determined by the Board of Directors.

     (b) The Funds' policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. The Funds accordingly paid no Federal income taxes, and no Federal income tax provision is required.

          At June 30, 1999, the Short Duration High-Yield Municipal Fund had a Federal income tax capital loss carryforward of $27,690 expiring in 2005 and $500,994 expiring in 2006. The Fund does not intend to make distributions of any future realized capital gains until its Federal income tax capital loss carryforward is completely utilized.

          Statement of Position 93-2 requires that permanent financial reporting and tax differences be reclassified to paid in capital. Net assets are not affected by these reclassifications.

          Net realized gains or losses may differ for Federal income tax purposes primarily as a result of post-October losses which may not be recognized for tax purposes until the first day of the following fiscal year, wash sales, and the marking-to-market of open futures contracts.

     (c) Net investment income is distributed to each shareholder as a dividend. Dividends are declared daily and distributed monthly and are recorded by the Funds on the ex-dividend date. Net realized gains on investments, if any, are distributed at least annually.

     (d) The Funds record security and shareholder transactions no later than trade date plus one. Net realized gains and losses on investments are computed on the identified cost basis. Interest income is recognized on an accrual basis. The Funds amortize premium and accrete original issue discount on investments utilizing the effective interest method.

     (e) The Funds are charged for those expenses that are directly attributable to them. Expenses that are not directly attributable to any one Fund are typically allocated among all Funds issued by the Corporation in proportion to their respective net assets, number of open shareholder accounts, or net sales, as applicable.

     (f) The Funds may enter into futures contracts for hedging purposes, such as to protect against anticipated declines in the market value of their portfolio securities or to manage exposure to changing interest rates. Upon entering into a futures contract, a Fund pledges to the broker securities equal to the minimum "initial margin" requirements of the exchange. Additionally, the Fund receives from or pays to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin," and are recorded by the Fund as unrealized gains or losses. When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

          The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities. The predominant risk is that the movement of the futures contract's price may result in a loss which could render a portfolio's hedging strategy unsuccessful.

          The Funds had the following open short futures contracts at June 30, 1999:

          Short Duration High-Yield Municipal Fund

                                               Number        Expiration     Unrealized     Notional
          Type                              of Contracts        Date       Appreciation      Value
          ----                              -------------       -----      ------------      -----
          Municipal Bond Index                  (135)      September 1999    $166,413    ($16,875,000)

     (g) The Funds entered into a fee arrangement with their custodian bank which provided for a reduction in custody fees based upon net amounts of uninvested cash balances. The reduction of custody expenses, if any, is shown on the Statement of Operations as "Fees paid indirectly."

     (h) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(3)  Credit Facility

     Deutsche Bank AG made available to eight of the nine series of funds issued by the Corporation, including the Short Duration High-Yield Municipal and High-Yield Municipal Bond Funds, a $100 million credit facility pursuant to a Credit Agreement ("Agreement"), most recently amended December 29, 1998. The purpose of the Agreement is to provide liquidity for meeting portfolio redemptions on a short-term basis. Outstanding principal amounts under the credit facility bear interest at a rate per annum equal to the New York Interbank Offering Rate plus 0.4% or the prime rate. Commitment fees are computed at a rate per annum equal to 0.08% of the Funds' proportional daily average unutilized credit. During the period from January 1, 1999 through June 30, 1999, the Short Duration High-Yield Municipal Fund had an outstanding average balance of $694,475 at an average interest rate of 5.36%, and a maximum outstanding balance of $5,800,000; and the High-Yield Municipal Bond Fund had an outstanding average balance of $372,928 at an average interest rate of 5.39%, and a maximum outstanding balance of $5,600,000. Interest expenses accrued and commitment fees paid for the semi-annual period ended June 30, 1999 were $21,382 and $1,048, respectively, for the Short Duration High-Yield Municipal Fund, and $16,095 and $649, respectively, for the High-Yield Municipal Bond Fund.

(4)  Investment Management Fees and Transactions with Related Parties

     The Funds have management agreements with Heartland Advisors, Inc. (the "Advisor") to serve as investment advisor and manager. Under the terms of the agreements, the Short Duration High-Yield Municipal Fund pays the Advisor a monthly management fee at the annual rate of 0.40% of the daily net asset value of the Fund and the High-Yield Municipal Bond Fund pays the Advisor a monthly management fee at the annual rate of 0.60% of the daily net asset value of the Fund.

     The Funds have adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Distributor is Heartland Advisors, Inc. (the "Distributor"). The Plan requires the Funds to pay to the Distributor a quarterly distribution fee on an annual basis up to 0.25% of their daily net assets.

     Effective May 1, 1999, the Funds entered into an agreement with the Advisor to perform certain bookkeeping and accounting services. Under the terms of the agreement, each Fund pays the Advisor a monthly fee at an annual rate of $12,500 plus 0.0085% of average daily net assets over $50 million.

     The Advisor voluntarily committed to waive the entire management and Rule 12b-1 fees and to reimburse all other expenses for the Funds for the fiscal year ending December 31, 1997. Effective January 1, 1998, the Advisor reduced the amount of this waiver and reimbursement each month by 0.15% on an annualized basis, but voluntarily reimbursed the Funds to the extent that annual total fund operating expenses exceeded 0.75% for the Short Duration High-Yield Municipal Fund and 0.95% for the High-Yield Municipal Bond Fund. Effective May 1, 1999, the Advisor contractually committed to waive fees paid, through April 30, 2000, to the extent that annual fund operating expenses exceed 0.75% for the Short Duration High-Yield Municipal Fund and 0.95% for the High-Yield Municipal Bond Fund. After that date the Advisor may reinstate all or a portion of the Funds' fees or discontinue waivers and reimbursements at any time. If a Fund's operating expenses fall below the expense limitation, the Fund will begin paying the Advisor for fees previously waived and expenses previously reimbursed. This repayment will continue for up to three years after the end of the fiscal year in which a fee is waived or an expense is paid, subject to any expense limitation then in effect, until the Fund has repaid the Advisor for the entire amount or such three-year period expires.

     Officers and certain directors of the Corporation are also officers and/or directors of Heartland Advisors, Inc.; however, they receive no compensation from the Funds.

     As permitted under Rule 10f-3 of the Investment Company Act of 1940, the Board of Directors of the Corporation has adopted a plan which will allow the Funds, under certain conditions described in the Rule, to acquire newly-issued securities from syndicates in which the Distributor is a member.

(5)  Deferred Organization Expenses

     Organization expenses have been deferred and are being amortized on a straight-line basis over sixty months. Payments for these expenses were advanced by the Advisor, who will be reimbursed by the Funds over the same period. The proceeds of any redemption of the initial shares by the original shareholders will be reduced by a pro-rata portion of any then unamortized expenses. Unamortized deferred organizational expenses and the related payable to the Advisor at June 30, 1999, were $11,822 for each fund. Reimbursement to the Advisor of these amounts by the Funds will be subject to the expense limitations and reimbursements in effect for the Funds at the time.

(6)  Investment Transactions

     For the period from January 1, 1999 through June 30, 1999, purchases and sales of securities, other than short-term obligations, were as follows:











                                                                                                     Short Duration    High-Yield
                                                                                                       High-Yield       Municipal
                                                                                                     Municipal Fund     Bond Fund
                                                                                                     ---------------  -------------
  Cost of purchases                                                                                     $82,289,852   $ 87,647,727
  Proceeds from sales                                                                                    66,021,218     64,080,730

  At June 30, 1999, the gross unrealized appreciation and depreciation on securities for tax purposes were as follows:

                                                                                                     Short Duration    High-Yield
                                                                                                       High-Yield      Municipal
                                                                                                     Municipal Fund    Bond Fund
                                                                                                     --------------   ------------
  Appreciation                                                                                          $   470,866   $    653,895
  Depreciation                                                                                           (1,287,641)    (2,097,864)
                                                                                                     --------------   ------------
    Net Unrealized Depreciation                                                                         $  (816,775)  $ (1,443,969)
                                                                                                     ==============   ============

     Cost of investments is substantially the same for financial reporting purposes and federal income tax purposes.

(7)  Fund Share Transactions
     For the period from January 1, 1999 through June 30, 1999, Fund share transactions were as follows:

                                                        Short Duration   High-Yield
                                                          High-Yield      Municipal
                                                        Municipal Fund    Bond Fund
                                                        --------------   -----------
     Shares issued                                          7,044,878      5,015,660
     Reinvested dividends from net
       investment income                                      322,562        185,684
     Shares redeemed                                       (6,042,368)    (3,059,547)
                                                          -----------     ----------
     Net increase in Fund shares                            1,325,072      2,141,797
                                                          ===========     ==========
     For the year ended December 31, 1998, Fund share transactions were as follows:
                                                        Short Duration   High-Yield
                                                          High-Yield      Municipal
                                                        Municipal Fund    Bond Fund
                                                        --------------   -----------
     Shares issued                                         15,872,132      8,791,614
     Reinvested dividends from net
       investment income and distributions
       from net realized gains on investments                 676,603        333,153
     Shares redeemed                                      (13,467,910)    (4,978,359)
                                                          -----------     ----------
     Net increase in Fund shares                            3,080,825      4,146,408
                                                          ===========     ==========

(8)  Shareholder Meeting Voting Results
     A Special Meeting of the shareholders of the Funds was held at 758 North Broadway, Milwaukee, Wisconsin, on April 28, 1999. The shareholders cast the following votes on the proposals presented, as applicable:

     Proposal 1 - To amend the policy on borrowing.
                                                                                              Yes             No           Abstain
                                                                                         -------------    -----------    -----------
     Short Duration High-Yield Municipal Fund                                            6,877,780.241    331,411.893    779,358.210
     High-Yield Municipal Bond Fund                                                      4,267,898.350    220,273.835     92,314.562
     Proposal 2 - To amend the policy on investing in illiquid and restricted securities.
                                                                                              Yes             No           Abstain
                                                                                         -------------    -----------    -----------
     Short Duration High-Yield Municipal Fund                                            6,490,591.281    721,252.853    776,706.210
     High-Yield Municipal Bond Fund                                                      4,271,084.020    275,123.089     88,279.638
     Proposal 3 - To eliminate the policy against investing for control or management.
                                                                                              Yes             No           Abstain
                                                                                         -------------    -----------    -----------
     Short Duration High-Yield Municipal Fund                                            6,687,568.995    392,912.953    908,068.396
     High-Yield Municipal Bond Fund                                                      4,301,388.785    193,413.324     85,684.638
     Proposal 7 - To amend the policy on investing in securities involving real estate.
                                                                                              Yes             No           Abstain
                                                                                         -------------    -----------    -----------
     Short Duration High-Yield Municipal Fund                                            6,723,480.439    488,689.579    776,380.326
     High-Yield Municipal Bond Fund                                                      4,273,490.383    219,576.839     87,419.525
     Proposal 11 - To eliminate the policy on investing in securities involving oil and gas interests.
                                                                                              Yes             No           Abstain
                                                                                         -------------    -----------    -----------
     Short Duration High-Yield Municipal Fund                                            6,470,589.858    793,042.160    724,918.326
     High-Yield Municipal Bond Fund                                                      4,262,913.045    238,033.064     79,540.638
     Proposal 14 - To simplify, standardize or re-define the language of the policy on concentration.
                                                                                               Yes             No           Abstain
                                                                                         -------------    -----------    -----------
     Short Duration High-Yield Municipal Fund                                            6,934,647.789    241,900.097    812,002.458
     High-Yield Municipal Bond Fund                                                      4,320,864.551    171,289.558     88,332.638
     Proposal 15 - To simplify, standardize or re-define the language of the policy prohibiting loans.
                                                                                               Yes             No           Abstain
                                                                                         -------------    -----------    -----------
     Short Duration High-Yield Municipal Fund                                            6,957,426.873    274,615.668    756,507.803
     High-Yield Municipal Bond Fund                                                      4,250,068.544    235,414.863     95,003.340
     Proposal 16 - To simplify, standardize or re-define the language of the policy prohibiting underwriting.
                                                                                               Yes             No           Abstain
                                                                                         -------------    -----------    -----------
     Short Duration High-Yield Municipal Fund                                            6,898,192.799    248,248.920    842,108.625
     High-Yield Municipal Bond Fund                                                      4,295,269.614    188,523.802     96,693.331
     Proposal 17 - To simplify, standardize or re-define the language of the policy prohibiting issuance of senior securities.
                                                                                              Yes             No           Abstain
                                                                                         -------------    -----------    -----------
     Short Duration High-Yield Municipal Fund                                            6,605,740.223    568,122.883    814,687.238
     High-Yield Municipal Bond Fund                                                      4,254,366.883    234,844.557     91,275.307
     Proposal 18 - To simplify, standardize or re-define the language of the policy prohibiting investments in commodities.
                                                                                              Yes             No           Abstain
                                                                                         -------------    -----------    -----------
     Short Duration High-Yield Municipal Fund                                            6,677,589.411    557,414.695    753,546.238
     High-Yield Municipal Bond Fund                                                      4,219,408.207    272,402.902     88,675.638

                         The Heartland Family of Funds

                              Large Cap Value Fund

                               Mid Cap Value Fund

                                Value Plus Fund

                                   Value Fund

                                Government Fund

                             Taxable Short Duration
                                 Municipal Fund

                           Short Duration High-Yield
                                 Municipal Fund

                         High-Yield Municipal Bond Fund

                            Wisconsin Tax Free Fund

                           Firstar Money Market Fund


                            [LOGO] Heartland Funds
                            ----------------------
                          AMERICA'S VALUE INVESTOR/R/

                        1.800.HEARTLN (1.800.432.7856)
                            www.heartlandfunds.com

                   Financial Advisor Services:1.800.442.6391
                  790 N. Milwaukee Street, Milwaukee, WI 53202


The performance data quoted represents past performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

These are not recommendations to buy or sell the securities discussed, but rather illustrations of our value investment strategy. Statements regarding particular securities represent the portfolio manager's views when made and are subject to change at any time based on market and other considerations. Complete portfolios for the Funds will be included in the Annual and Semi-Annual Reports to Shareholders. Income from the Wisconsin Tax Free Fund may be subject to alternative minimum tax and income from the Short Duration High-Yield Municipal and the High-Yield Municipal Bond Funds may be subject to state, local and alternative minimum tax.

This material may only be used when preceded or accompanied by a prospectus for the Funds listed on the front cover. If you would like more complete information on any other Fund, including charges and expenses, please call for a prospectus. Read it carefully before you invest.

Heartland Advisors, Inc., distributor. Member SIPC.



                                                       Printed on Recycled Paper

        [LOGO OF HEARTLAND FUNDS AMERICA'S VALUE INVESTOR APPEARS HERE]




                     =====================================

                                 Value Report

                                 June 30, 1999

                            Notes on value investing
                        for investors in the Heartland
                            Taxable Short Duration
                                Municipal Fund

                     =====================================

                              Semi-Annual Report
                               to Shareholders


                              Heartland Taxable

                                Short Duration

                                Municipal Fund

Value Report

The Glass is Half Full

  It is said that a pessimist always views the glass as half empty and an optimist as half full. We are realists. But, we view what has been a soft municipal bond market as "glass half full" opportunity. Yes, municipal bond prices are lower, as is to be expected with interest rates trending higher in second quarter 1999. However, yields are now appreciably higher and the "real rate of return" on munis (the spread between inflation and bond yields) is even more attractive.

  High-yield municipal bonds outperformed Treasuries and investment grade munis during this reporting period. Why? Because, yield generally represents a higher percentage then total return from high-yield municipal bonds. In essence, the higher yield more adequately compensates for price declines. So, when interest rates rise, high-yield bonds often sustain less damage on a total return basis. For example, despite a retreating bond market, our Fund closed the quarter with a positive total return, whereas Treasuries and investment grade munis had negative total returns. This is not to say that high-yield bonds are less risky than Treasuries and investment grade munis. In fact, the reverse is true. But, the greater risk in high-yield bonds is credit risk (the potential for default) rather than interest rate risk (sharper price declines as interest rates rise). That is why we favor essential service issues, work so hard to evaluate credit risk, and maintain very diversified portfolios.

As we write, the big bond market debate centers on how the Federal Reserve will respond to inflation concerns engendered by the still robust economy. Will the Fed tighten and by how much? How will the bond market react? Will long bonds decline further as short term interest rates rise or will they rally because the Fed is living up to its mandate as an inflation fighter? We don't concern ourselves with these issues. The interest rate forecasting game is a slippery slope. We focus on individual securities selection and believe that if we are good "bond pickers", the Funds will be good performers relative to their peers in any given interest rate environment.


Sincerely,


/s/ Thomas J. Conlin                    /s/ Greg D. Winston
Tom Conlin, CFA                         Greg Winston, CFA
Portfolio Co-Manager                    Portfolio Co-Manager

                                                                    VALUE REPORT

INVESTMENT PERFORMANCE


                Heartland Taxable Short Duration Municipal Fund



                                    Total returns
            June                 as of June 30, 1999*
        SEC yield/1/         YTD                  Since Inception (12/29/98)

            9.9%             3.1%                          4.2%

/*/Not annualized.

/1/Yields are for the 30 days ended 6/30/99. Total returns include reinvestment of all dividends and capital gains distributions. Performance data reflects fee waivers in effect during the period. Without subsidization of fees and expenses, total returns would have been lower, and the SEC yield would have been 8.2%.

This Fund invests primarily in medium- and lower-quality securities which have higher yield potential but present greater investment and credit risk than higher-quality securities. These risks may result in greater share price volatility.

VALUE REPORT

                                 Heartland Taxable Short Duration Municipal Fund

[PHOTO OF THOMAS J. CONLIN, CFA APPEARS HERE]
Portfolio Co-Manager

[PHOTO OF GREG D. WINSTON, CFA APPEARS HERE]
Portfolio Manager

The Sunshine State

Florida is the Sunshine State and home to many retirees. It is also a growth market for the nursing home industry. WeCare Nursing Center is an established 210 bed nursing facility in Wildwood, just east of Leesburg (population around 15,000), mid-way between Ocala and Orlando in the beautiful lake country of north central Florida. WeCare is a full service, skilled nursing home providing medical care, meals, laundry services, and a full schedule of social and recreational programs--the only such facility in the northern portion of Sumter County.

New owner/manager, The Alliance Foundation for Housing and Health Care, Inc., is a not-for-profit corporation supported by Brandywine Healthcare Services, a leading consultant to nursing home operators. The 30-bed expansion of the facility, completed in 1997, and current renovations should help WeCare attract more private pay residents. And its change in ownership may allow increases in Medicaid reimbursements. Both of these factors could have a positive impact on revenues and improve on an already excellent operating track record.

"Florida is the Sunshine State and home to many retirees. It is also a growth market for the nursing home industry."

The Fund owned $500,000 of the Sumter County Industrial Development Authority Taxable Healthcare Facility Revenue Bonds (WeCare Nursing Center Project) with a coupon of 10% maturing 4/1/2004. At June 30, 1999, these bonds were valued at $486,875 and represented 4.5% of the Fund's net assets. The bonds are dependent on net revenues from the facility and are further secured by a debt service reserve fund, and mortgage lien. Given WeCare's proven track record and strong market position, we believe this to be a solid credit that will bring some sunshine into our portfolio.

                                                                    VALUE REPORT


Heartland Taxable Short Duration Municipal Fund

This Fund seeks a high level of current income with a low degree of share price fluctuation. It invests primarily in medium and lower quality municipal obligations and maintains an average portfolio duration of three years or less.

TOTAL RETURNS
                                          YTD               Since inception
                                                               (12/29/98)

 Heartland Taxable Short Duration
 Municipal Fund                          3.1%                     4.2%

Includes reinvestment of all dividends and capital gains distributions and reflects fee waivers in effect during the period.

FUND FACTS
Sales commission.................     None        Net assets..................... $10.8 mil.
Share price......................  $  9.98        Number of holdings.............        43
Weighted average duration........ 2.7 yrs.        Inception......................  12/29/98

                                                                                      % OF
TOP 5 HOLDINGS                             COUPON             MATURITY       CALL  NET ASSETS
Lakeland, FL Retirement Community            11.0%              1/1/05        --      16.6%
Sholodge, Inc. (Convertible)                 7.50%              5/1/04        --       5.5
Venator Group, Inc.                           7.0%              6/1/00        --       4.9
New Jersey Economic Dev. Authority           9.25%              4/1/03        --       4.9
RHA Assisted Living of Buckhead, Inc.      10.875%              7/1/09        --       4.8

PORTFOLIO COMPOSITION

Retirement  28.2%

Nursing  17.9%

Mental health  9.2%

IDR  8.1%

Other  36.6%

     Multifamily                                   7.2%
     Travel & recreation                           5.5
     Retail apparel                                4.9
     Paper & forest products                       4.5
     Resource recovery                             3.5
     Solid waste                                   2.8
     University                                    2.1
     Airport                                       0.7
     Escrow to maturity-Gov't                      0.7
     Water & sewer                                 0.5
     Other revenue                                 0.2
     Cash & equiv.                                 4.0

All statistics are as of June 30, 1999.

                HEARTLAND TAXABLE SHORT DURATION MUNICIPAL FUND
              SCHEDULE OF INVESTMENTS . JUNE 30, 1999 (Unaudited)

------------------------------------------------------------------------------------------------------------------------------------
            PAR
          AMOUNT                    LONG-TERM INVESTMENTS - 89.5%                       COUPON         MATURITY      VALUE
------------------------------------------------------------------------------------------------------------------------------------
                                   TAXABLE MUNICIPAL BONDS - 69.5%
                             ALABAMA - 3.1%
$               50,000       Chattahoochee Valley, Alabama -
                              Water Supply District (Callable 10/01/2004).............   9.000%        10/01/2015    $    54,625
               300,000       Russellville, Alabama Industrial Development Board -
                              Spiral Industry, Inc....................................  10.000         02/01/2006        282,375
                                                                                                                     -----------
                                                                                                                         337,000
                             FLORIDA - 21.7%
             1,805,000       Lakeland, Florida Retirement Community -
                              Carpenter's Home Estates................................  11.000         01/01/2005      1,786,950
                60,000       Mexico Beach, Florida Public Service Facilities -
                              Heritage House of Seminole (Callable 12/01/2003)........   9.400         12/01/2006         57,900
               500,000       Sumter County, Florida Industrial Development Authority -
                              WECARE Nursing Center...................................  10.000         04/01/2004        486,875
                                                                                                                     -----------
                                                                                                                       2,331,725

                             KANSAS - 3.1%
               360,000       Wyandotte, Kansas Unified Government Multifamily -
                              Brookstone Apartments (Callable 05/01/08) (b)...........   8.000          11/01/2009      336,600

                             MARYLAND - 2.1%
               225,000       Maryland Economic Development Corporation -
                              Collegiate Housing Foundation - Salisbury Project.......   8.750          06/01/2001      225,563

                             MASSACHUSETTS - 4.0%
                60,000       Massachusetts Development Finance Agency -
                              MCHSP Human Service Providers...........................   9.750          07/01/2000       59,938
               360,000       Massachusetts Industrial Finance Agency -
                              SEMASS Project (Callable 07/01/2001)....................  11.250          07/01/2003      374,400
                                                                                                                     ----------
                                                                                                                        434,338
                             MINNESOTA - 2.5%
               280,000       Minneapolis, Minnesota Revenue -
                              Benchmark Healthcare of Minneapolis.....................   9.000          12/01/2006      272,650

                             NEW JERSEY - 6.0%
               535,000       New Jersey Economic Development Authority -
                              Sayreville Senior Living Centre.........................   9.250          04/01/2003      521,625
               120,000       New Jersey Economic Development Authority -
                              Kapkowski Road Landfill Reclamation.....................   9.500          04/01/2004      118,200
                                                                                                                     ----------
                                                                                                                        639,825

                             NEW YORK - 13.1%
                45,000       Lakeside Village, New York Housing Corporation -
                              Multifamily Housing Revenue.............................   8.500          08/01/2001       45,112
                60,000       Monroe County, New York Industrial Development Agency -
                              Depaul Community Facility, Inc..........................   8.500          08/01/2002       58,275
               245,000       Monroe County, New York Industrial Development Agency -
                              Depaul Community Facility, Inc..........................   9.000          02/01/2003      242,550
               180,000       Monroe County, New York Industrial Development Agency -
                              Depaul Properties.......................................   9.750          09/01/2003      181,125
                25,000       Monroe County, New York Industrial Development Agency -
                              Empire Sports Centre....................................   9.500          03/01/2005       26,500
               245,000       New York City Industrial Development Agency -
                              A Very Special Place, Inc...............................   9.250          01/01/2004      240,100
               210,000       Riverhead, New York Multifamily Housing Corporation -
                              Doctors Path Apartments.................................   8.500          08/01/2002      206,850
               200,000       Suffolk County, New York Industrial Development Agency -
                              Spellman High Voltage Electronics Corporation              9.000          12/01/2002      199,500
               210,000       Westchester County, New York Industrial Development
                              Agency - The Children's Village.........................   9.000          03/15/2001      210,263
                                                                                                                     ----------
                                                                                                                      1,410,275

                HEARTLAND TAXABLE SHORT DURATION MUNICIPAL FUND
         SCHEDULE OF INVESTMENTS [cont'd] . JUNE 30, 1999 (Unaudited)

-------------------------------------------------------------------------------------------------------------------------
   PAR
  AMOUNT       LONG-TERM INVESTMENTS - 89.5% [cont'd]                            COUPON        MATURITY         VALUE
-------------------------------------------------------------------------------------------------------------------------
               TAXABLE MUNICIPAL BONDS - 69.5% [cont'd]
               NORTH CAROLINA - 1.5%
$  175,000     Fletcher, North Carolina First Mortgage Housing Revenue -
                Avery's View Retirement Facilities (a)........................    9.500%      03/01/2008      $  161,656
               PENNSYLVANIA - 2.5%
   270,000     Cumberland County, Pennsylvania Industrial Development
                Authority - The Woods at Cedar Run (b)........................    8.500       11/01/2002         265,612
               TENNESSEE - 0.4%
    40,000     Sumner County, Tennessee Industrial Development Board -
                Sumner Medical Plaza (Callable 10/01/2005)....................    7.125       10/01/2010          39,050
               TEXAS - 4.4%
    60,000     Galveston, Texas Wharves & Terminal Revenue -
                (Callable 08/01/2003).........................................    6.020       02/01/2010          56,100
    25,000     Tarrant County, Texas Health Facilities Development
                Corporation - Westchester Retirement Communities
                (Callable 08/01/2002).........................................    8.750       08/01/2003          24,281
   195,000     Tarrant County, Texas Health Facilities Development
                Corporation - St. Joseph Long-Term Care Facility..............   10.000       05/01/2004         191,587
    25,000     Tarrant County, Texas Health Facilities Development
                Corporation - Westchester Retirement Communities
                (Callable 08/01/2002).........................................    9.000       08/01/2004          24,313
   120,000     Tarrant County, Texas Health Facilities Development
                Corporation - Heritage Valley Gardens
                (Callable 03/01/2004).........................................   10.250       03/01/2012         117,000
    60,000     Tarrant County, Texas Health Facilities Development
                Corporation - Heritage Eastwood Gardens
                (Callable 12/01/2003).........................................   10.000       12/01/2013          58,425
                                                                                                              ----------
                                                                                                                 471,706
               UTAH - 0.9%
    95,000     Davis County, Utah Housing Authority -
                Country Crossing..............................................   10.000       02/01/2005          92,031
               VIRGINIA - 2.1%
    50,000     Brunswick County, Virginia Industrial Development
                Authority - Extraction Technologies of Virginia
                (Callable 07/01/1999).........................................   10.000       07/01/2005          48,313
   180,000     Greensville County, Virginia Industrial Development
                Authority - Wheeling-Pittsburgh Steel Corporation.............    9.500       04/01/2001         179,550
                                                                                                              ----------
                                                                                                                 227,863
               WASHINGTON - 0.1%
    15,000     Port Skagit County, Washington Revenue.........................    7.450       12/01/2004          14,963
               WISCONSIN - 2.0%
   225,000     Wisconsin Health & Education Facilities Authority -
                Benchmark Healthcare of Wisconsin.............................    8.250       12/01/2003         219,656
                                                                                                              ----------

               TOTAL TAXABLE MUNICIPAL BONDS (Cost $7,552,033)..........................................      $7,480,513
                                                                                                              ==========

                HEARTLAND TAXABLE SHORT DURATION MUNICIPAL FUND
         SCHEDULE OF INVESTMENTS [cont'd] . JUNE 30, 1999 (Unaudited)

--------------------------------------------------------------------------------------------------------
        PAR
       AMOUNT   LONG-TERM INVESTMENTS - 89.5% [cont'd]               COUPON     MATURITY      VALUE
--------------------------------------------------------------------------------------------------------
                CORPORATE BONDS - 11.7%
$      255,000  Carillon, Inc.....................................    9.250%  07/01/2002  $   255,000
       520,000  RHA Assisted Living of Buckhead, Inc..............   10.875   07/01/2009      520,000
       480,000  Stone Container Corporation (Callable 07/21/1999).   10.750   04/01/2002      480,000
                                                                                          -----------
                TOTAL CORPORATE BONDS (Cost $1,255,982)...........                        $ 1,255,000
                                                                                          -----------
                CONVERTIBLE BOND - 5.5%
     1,012,000  Sholodge, Inc.....................................    7.500   05/01/2004  $   586,960
                                                                                          -----------
                TOTAL CONVERTIBLE BOND (Cost $620,113)............                        $   586,960
                                                                                          -----------
                TAX-EXEMPT MUNICIPAL BOND - 2.8%
                SOUTH CAROLINA - 2.8%
       290,000  South Carolina Jobs - Economic Development Authority -
                Santee River Rubber Project                           9.000   12/01/2011  $   297,250
                                                                                          -----------
                TOTAL TAX-EXEMPT MUNICIPAL BOND (Cost $286,121).........................  $   297,250
                                                                                          -----------
                TOTAL LONG-TERM INVESTMENTS (Cost $9,714,249)...........................  $ 9,619,723
                                                                                          -----------

--------------------------------------------------------------------------------------------------------
        PAR
       AMOUNT   SHORT-TERM INVESTMENTS - 6.5%                        COUPON    MATURITY      VALUE
--------------------------------------------------------------------------------------------------------
                CORPORATE BOND - 4.9%
$      540,000  Venator Group, Inc................................    7.000%  06/01/2000  $   531,225
                                                                                          -----------
                TOTAL CORPORATE BOND (Cost $525,785)....................................  $   531,225
                                                                                          -----------
                TAXABLE MUNICIPAL BONDS - 1.7%
                ILLINOIS - 0.7%
        75,000  Illinois Development Finance Authority -
                Community Rehabilitation Providers................    8.500   03/01/2000       76,129
                MASSACHUSETTS - 0.9%
        95,000  Springfield/Garand Court Development Corporation -
                Garand Court Apartments...........................    7.000   02/01/2000       94,567
                TOTAL TAXABLE MUNICIPAL BONDS (Cost $170,000)...........................  $   170,696
                                                                                          -----------
                TOTAL SHORT-TERM INVESTMENTS (Cost $695,785)............................  $   701,921
                                                                                          -----------
                TOTAL INVESTMENTS (Cost $10,410,034).....   96.0%                         $10,321,644
                Cash and receivables, less liabilities...    4.0                              432,583
                                                           -----                          -----------
                TOTAL NET ASSETS.........................  100.0%                         $10,754,227
                                                           =====                          ===========

      (a) Coupon payment periodically increases over the life of the security. Rate stated is in effect on June 30, 1999.
      (b) All or a portion of security committed to cover margin requirements for futures contracts.

      The accompanying Notes to Financial Statements are an integral part of this Schedule.

                HEARTLAND TAXABLE SHORT DURATION MUNICIPAL FUND
        STATEMENT OF ASSETS AND LIABILITIES . June 30, 1999 (Unaudited)
-------------------------------------------------------------------------------

ASSETS:
     Investments in securities, at cost.......................................  $10,410,034
                                                                                ===========
     Investments in securities, at value......................................  $10,321,644
     Cash.....................................................................       16,577
     Receivable from fund shares sold.........................................      404,900
     Accrued interest.........................................................      284,897
     Prepaid expenses.........................................................       16,755
     Receivable from Advisor for expense reimbursement........................       13,090
                                                                                ===========
      Total Assets............................................................   11,057,863
                                                                                -----------
LIABILITIES:
     Short-term notes payable.................................................      200,000
     Distributions payable....................................................       78,167
     Variation margin on open futures contracts...............................        1,438
     Accrued interest payable.................................................           36
     Accrued expenses.........................................................       20,094
     Payable to Advisor for management fee....................................        3,901
                                                                                -----------
      Total Liabilities.......................................................      303,636
                                                                                -----------
TOTAL NET ASSETS..............................................................  $10,754,227
                                                                                ===========

NET ASSETS CONSIST OF:
     Paid in capital..........................................................  $10,831,818
     Accumulated undistributed net investment income..........................          586
     Accumulated undistributed net realized gains on investments..............        7,335
     Net unrealized depreciation on investments...............................      (85,512)
                                                                                -----------
TOTAL NET ASSETS..............................................................  $10,754,227
                                                                                ===========
  SHARES OUTSTANDING, $.001 par value (100,000,000 shares authorized)             1,077,166
                                                                                -----------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE                  $      9.98
                                                                                ===========

The accompanying Notes to Financial Statements are an integral part of this Statement.

                HEARTLAND TAXABLE SHORT DURATION MUNICIPAL FUND
                            STATEMENT OF OPERATIONS
       For the period from January 1, 1999 to June 30, 1999 (Unaudited)
------------------------------------------------------------------------------

INVESTMENT INCOME:
     Interest........................................................  $ 249,273
                                                                       ---------
         Total investment income.....................................    249,273
                                                                       ---------
EXPENSES:
     Management fees.................................................     11,395
     Audit fees......................................................      9,779
     Directors' fees.................................................      9,442
     Registration fees...............................................      6,465
     Distribution fees...............................................      6,331
     Fund accounting fees............................................      6,311
     Legal fees......................................................      5,257
     Transfer agent fees.............................................      5,159
     Administrative fees.............................................      3,798
     Custodian fees..................................................      3,515
     Printing and communications.....................................      1,032
     Postage.........................................................        484
     Other operating expenses........................................     15,888
                                                                       ---------
        Total expenses before expense reimbursement..................     84,856
        Less: Expense reimbursement..................................    (60,604)
        Net expenses.................................................     24,252
                                                                       ---------
NET INVESTMENT INCOME                                                    225,021
                                                                       ---------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
     Net realized gains on:
          Securities...............................................          608
          Futures contracts........................................        6,727
       Net increase in unrealized appreciation (depreciation) on:
          Securities...............................................     (101,919)
          Futures contracts........................................        3,110
                                                                       ---------
TOTAL REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS........      (91,474)
                                                                       ---------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...............     $133,547
                                                                       ---------

The accompanying Notes to Financial Statements are an integral part of this Statement.

                HEARTLAND TAXABLE SHORT DURATION MUNICIPAL FUND
                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                        Jan. 1, 1999 to   Dec. 29, 1998/(1)/
                                                                                         June 30, 1999         through
                                                                                          (Unaudited)        Dec. 31, 1998
                                                                                        ---------------   ------------------
OPERATIONS:
       Net investment income..........................................................   $    225,021        $        422
       Net realized gains on investments..............................................          7,335                   0
       Net increase in unrealized appreciation (depreciation) on investments..........        (98,809)             13,297
                                                                                         ------------        ------------
          Net increase in net assets resulting from operations........................        133,547              13,719
                                                                                         ------------        ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
       Net investment income..........................................................       (224,435)               (422)
                                                                                         ------------        ------------
          Total distributions to shareholders.........................................       (224,435)               (422)
                                                                                         ------------        ------------

FUND SHARE ACTIVITIES:
       Proceeds from shares issued....................................................     11,116,104           1,219,509
       Reinvested dividends from net investment income................................        134,964                 396
       Cost of shares redeemed........................................................     (1,633,174)             (5,981)
                                                                                         ------------        ------------
          Net increase in net assets derived from Fund share activities...............      9,617,894           1,213,924
                                                                                         ------------        ------------

TOTAL INCREASE IN NET ASSETS..........................................................      9,527,006           1,227,221
NET ASSETS AT THE BEGINNING OF THE PERIOD.............................................      1,227,221                  --
                                                                                         ------------        ------------
NET ASSETS AT THE END OF THE PERIOD...................................................   $ 10,754,227        $  1,227,221
                                                                                         ============        ============
UNDISTRIBUTED NET INVESTMENT INCOME...................................................   $        586        $         --
                                                                                         ============        ============

(1) Commencement of operations.

The accompanying Notes to Financial Statements are an integral part of these Statements.

                HEARTLAND TAXABLE SHORT DURATION MUNICIPAL FUND
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                             For the
                                                                            six months
                                                                              ended          Dec. 29, 1998/(1)/
                                                                          June 30, 1999           through
Per Share Data                                                             (Unaudited)         Dec. 31, 1998
                                                                          -------------      ------------------
Net asset value, beginning of period....................................    $    10.11           $    10.00
Income from investment operations:
   Net investment income................................................          0.44                 0.00
   Net realized and unrealized gains on investments.....................         (0.13)                0.11
                                                                            ----------           ----------
      Total income from investment operations...........................          0.31                 0.11
                                                                            ----------           ----------
Less distributions from:
   Net investment income................................................         (0.44)                0.00
   Net realized gains on investments....................................            --                   --
                                                                            ----------           ----------
       Total distributions..............................................         (0.44)                0.00
                                                                            ----------           ----------
   Net asset value, end of period.......................................    $     9.98           $    10.11
                                                                            ==========           ==========
Total Return/(2)/.......................................................           3.1%                 1.1%

Ratios and Supplemental Data
  Net assets, end of period (in thousands)..............................    $   10,754           $    1,227
  Ratio of net expenses to average net assets/(3)//(4)/.................          0.95%                0.48%
  Ratio of net investment income to average net assets/(3)//(4)/........          8.80%                6.36%
  Portfolio turnover rate...............................................             8%                   0%

(1) Commencement of operations.
(2) Not annualized.
(3) Annualized.

(4) If there had been no expense reimbursement by the Advisor, the ratios of annualized net expenses to average net assets for the periods ended June 30, 1999 and December 31, 1998 would have been 3.32% and 4.80%, respectively, and the ratios of annualized net investment income to average net assets would have been 6.43% and 2.04%, respectively.

The accompanying Notes to Financial Statements are an integral part of this Statement.

                HEARTLAND TAXABLE SHORT DURATION MUNICIPAL FUND
           NOTES TO FINANCIAL STATEMENTS . June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

(1)  Organization

     Heartland Group, Inc. (the "Corporation") is registered as an open-end management company under the Investment Company Act of 1940. The Fund, which is a diversified fund, is one of the nine series of funds issued by the Corporation at June 30, 1999.

(2)  Summary of Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements:

     (a) Debt securities are stated at fair value as furnished by independent pricing services based primarily upon information concerning market transactions and dealer quotations for similar securities, or by dealers who make markets in such securities. Debt securities having maturities of 60 days or less may be valued at acquisition cost, plus or minus any amortized discount or premium. Securities for which quotations are not readily available are valued at their fair value using methods determined by the Board of Directors.

     (b) The Fund intends to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. The Fund accordingly paid no Federal income taxes, and no Federal income tax provision is required.

          Net realized gains or losses may differ for Federal income tax purposes primarily as a result of post-October losses which may not be recognized for tax purposes until the first day of the following fiscal year, wash sales, and the marking-to-market of open futures contracts.

          Statement of Position 93-2 requires that permanent financial reporting and tax differences be reclassified to paid in capital. Net assets are not affected by these reclassifications.

     (c) Net investment income is distributed to each shareholder as a dividend. Dividends are declared daily and distributed monthly and are recorded by the Fund on the ex-dividend date. Net realized gains on investments, if any, are distributed annually.

     (d) The Fund records security and shareholder transactions no later than trade date plus one. Net realized gains and losses on investments are computed on the identified cost basis. Interest income is recognized on an accrual basis. The Fund amortizes premium and accretes discount on investments utilizing the effective interest method.

     (e) The Fund is charged for those expenses that are directly attributable to it. Expenses that are not directly attributable to any one Fund are typically allocated among all Funds issued by the Corporation in proportion to their respective net assets, number of open shareholder accounts, or net sales, as applicable.

     (f) The Fund may enter into futures contracts for hedging purposes, such as to protect against anticipated declines in the market value of its portfolio securities or to manage exposure to changing interest rates. Upon entering into a futures contract, the Fund pledges to the broker securities equal to the minimum "initial margin" requirements of the exchange. Additionally, the Fund receives from or pays to the broker on a daily basis an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin," and are recorded by the Fund as unrealized gains or losses. When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

          The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The predominant risk is that the movement of the futures contract's price may result in a loss which could render a portfolio's hedging strategy unsuccessful. The Fund had the following open short futures contracts at June 30, 1999:

                              Number      Expiration     Unrealized    Notional
Type                       of Contracts      Date       Appreciation    Value
----                       ------------      ----       ------------    -----
Municipal Bond Index            (2)      September 1999    $2,878     ($250,000)

     (g) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(3)  Credit Facility

     Deutsche Bank AG has made available to eight of the nine series of funds issued by the Corporation, including the Taxable Short Duration Municipal Fund, a $100 million credit facility pursuant to a Credit Agreement ("Agreement"), most recently amended December 29, 1998. The purpose of the Agreement is to provide liquidity for meeting portfolio redemptions on a short-term basis. Outstanding principal amounts under the credit facility bear interest at a rate per annum equal to the New York Interbank Offering Rate plus 0.4% or the prime rate. Commitment fees are computed at a rate per annum equal to .08% of the Funds' proportional daily average unutilized credit. During the period from January 1, 1999 through June 30, 1999, the Fund had an outstanding average balance of $1,105, at an average interest rate of 6.4%, and a maximum outstanding balance of $200,000. Interest expenses accrued and commitment fees paid for the semi-annual period ended June 30, 1999 were $36 and $29, respectively.

(4)  Investment Management Fees and Transactions with Related Parties

     The Fund has a management agreement with Heartland Advisors, Inc. (the "Advisor") to serve as investment advisor and manager. Under the terms of the agreement, a total annual fee of 0.60 of 1% of average daily net assets has two parts - a management fee in the amount of 0.45 of 1% of average daily net assets and an administrative fee in the amount of 0.15 of 1% of average daily net assets.

     The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Distributor is Heartland Advisors, Inc. (the "Distributor"). The Plan requires the Fund to pay to the Distributor a quarterly distribution fee on an annual basis up to 0.25% of its daily net assets.

     The Fund has an agreement with the Advisor to perform certain bookkeeping and accounting services for the Fund. Under the terms of the agreement, the Fund pays the Advisor a monthly fee at an annual rate of $12,500 plus 0.0085% of average daily net assets over $50 million.

     The Advisor has contractually committed through April 30, 2000, to reimburse the Fund to the extent that annual total fund operating expenses would exceed 0.95%. After that date the Advisor may reinstate all or a portion of the Fund's fees or discontinue waivers and reimbursements at any time. If the Fund's operating expenses fall below the expense limitation, the Fund will begin paying the Advisor for fees previously waived and expenses previously reimbursed. This repayment will continue for up to three years after the end of the fiscal year in which a fee is waived or an expense is paid, subject to any expense limitation then in effect, until the Fund has repaid the Advisor for the entire amount or such three-year period expires.

     Officers and certain directors of the Corporation are also officers and/or directors of Heartland Advisors, Inc.; however, they receive no compensation from the Fund.

     As permitted under Rule 10f-3 of the Investment Company Act of 1940, the Board of Directors of the Corporation has adopted a plan which will allow the Fund, under certain conditions described in the Rule, to acquire newly-issued securities from syndicates in which the Distributor is a member.

(5)  Investment Transactions

     During the period from January 1, 1999 through June 30, 1999, the cost of purchases and proceeds from sales of securities, other than short-term obligations, were $9,714,681 and $390,000, respectively.

     At June 30, 1999 the gross unrealized appreciation and depreciation on securities for tax purposes were as follows:

     Appreciation               $  26,850
     Depreciation                (115,240)
                                ---------
                                $ (88,390)
                                =========

     Cost of investments is substantially the same for financial reporting purposes and federal income tax purposes.

(6)  Fund Share Activities

     For the period from January 1, 1999 through June 30, 1999, Fund share transactions were as follows:

     Shares issued                                1,104,951
     Reinvested dividends from net
       investment income                             13,412
     Shares redeemed                               (162,589)
                                                  ---------
     Net increase in Fund shares                    955,774
                                                  =========


     For the period from December 29, 1998 through December 31, 1998, Fund share transactions were as follows:

     Shares issued                                  121,945
     Reinvested dividends from net
       investment income                                 39
     Shares redeemed                                   (592)
                                                  ---------
     Net increase in Fund shares                    121,392
                                                  =========

                         The Heartland Family of Funds

                             Large Cap Value Fund

                              Mid Cap Value Fund

                                Value Plus Fund

                                  Value Fund

                                Government Fund

                            Taxable Short Duration
                                Municipal Fund

                           Short Duration High-Yield
                                Municipal Fund

                        High-Yield Municipal Bond Fund

                            Wisconsin Tax Free Fund

                           Firstar Money Market Fund

        [LOGO OF HEARTLAND FUNDS AMERICA'S VALUE INVESTOR APPEARS HERE]

                        1.800.HEARTLN (1.800.432.7856)
                            www.heartlandfunds.com

                   Financial Advisor Services:1.800.442.6391
                  790 N. Milwaukee Street, Milwaukee, WI 53202

The performance data quoted represents past performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

These are not recommendations to buy or sell the securities discussed, but rather illustrations of our value investment strategy. Statements regarding particular securities represent the portfolio manager's views when made and are subject to change at any time based on market and other considerations. Complete portfolios for the Funds will be included in the Annual and Semi-Annual Reports to Shareholders.

This material may only be used when preceded or accompanied by a prospectus for the Funds listed on the front cover. If you would like more complete information on any other Fund, including charges and expenses, please call for a prospectus. Read it carefully before you invest.

Heartland Advisors, Inc., distributor. Member SIPC.